UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BIO-KEY INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐ No fee required.
☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:
$11,000,000
(5) Total fee paid:
$613.80
☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Subject to Completion
Preliminary Proxy Materials, dated September 1, 2009

To our BIO-key International, Inc. Stockholders:

SPECIAL MEETING OF STOCKHOLDERS – YOUR VOTE IS IMPORTANT

You are cordially invited to attend a Special Meeting of Stockholders of BIO-key International, Inc., or BIO-key, to be held on [                      ], 2009 at the offices of Choate, Hall & Stewart LLP, located at Two International Place, Boston, Massachusetts, commencing at [         a.m. Eastern Time].  At the special meeting, BIO-key is seeking your consideration and approval for:

1.                                the sale of substantially all of the assets of BIO-key’s Law Enforcement Division, which we refer to as the Law Enforcement Division, to InterAct911 Mobile Systems, Inc., or InterAct, a wholly-owned subsidiary of InterAct911 Corporation, for an aggregate purchase price of $11,000,000, which we refer to as the Asset Sale, pursuant to and on the terms and conditions set forth in an Asset Purchase Agreement, dated as of August 13, 2009, which we refer to as the Asset Purchase Agreement;

2.                                the grant of discretionary authority to BIO-key’s board of directors to adjourn or postpone the special meeting, even if a quorum is present, to solicit additional votes to approve the Asset Purchase Agreement and Asset Sale, if necessary; and

3.                                consideration and transaction of such other business as may properly come before the special meeting or any adjournments or postponements thereof.

As consideration for the Asset Sale, BIO-key will be paid an aggregate of $11,000,000, of which $7,000,000 will be paid in cash at the closing of the proposed transaction, subject to customary adjustments as provided in the Asset Purchase Agreement.  BIO-key will also receive a promissory note in the original principal amount of $4,000,000 issued by InterAct, guaranteed by InterAct911 Corporation and one of its owners SilkRoad Equity, LLC, a private investment firm that owns 48.75% of InterAct911 Corporation’s equity interests on a fully diluted basis (“SilkRoad”), and secured by a pledge of all of the intellectual property assets of the Law Enforcement Division being transferred to InterAct as part of the Asset Sale.  This promissory note is to be paid in three equal installments beginning on the first anniversary of the closing and will bear interest, payable on a quarterly basis, at a rate per annum equal to six percent (6%) compounded annually on the principal sum from time to time outstanding.

If the Asset Purchase Agreement and the Asset Sale are approved at the special meeting and the Asset Sale is consummated, BIO-key will transfer substantially all of its assets, and certain specified liabilities, related to its Law Enforcement Division to InterAct, and BIO-key will continue to exist as a separate public company.  Additionally, as consideration for and at the closing of the Asset Sale, SilkRoad will be issued a warrant to purchase for cash up to 8,000,000 shares of BIO-key’s common stock, at an exercise price equal to $0.30 per share.  The warrant will expire on the fifth anniversary of the closing of the proposed Asset Sale.

BIO-key’s board of directors has carefully reviewed and considered the terms and conditions of the Asset Purchase Agreement and the Asset Sale and has concluded that the Asset Purchase Agreement and the Asset Sale are both in the best interests of BIO-key and its stockholders.  BIO-key’s board of directors therefore has approved these proposals and recommends that you vote FOR each of the proposals set forth in the accompanying proxy statement.

You are also encouraged to review carefully the enclosed proxy statement, as it explains the reasons for the proposals to be voted on at the special meeting and contains other important information, including a copy of the Asset Purchase Agreement, which is attached as Annex A.  In particular, please review the matters referred to under “Risk Factors” starting on page [      ] of the proxy statement for a discussion of the risks related to the proposed Asset Sale and the business of BIO-key.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  Approval of the Asset Purchase Agreement and Asset Sale requires the affirmative vote of the holders of a majority of the outstanding shares of BIO-key common stock.  Approval of the adjournment proposal requires the affirmative vote of a majority of the stockholders present in person or by proxy of the holders of shares of common stock having a majority of the votes which could be cast by the holders of all outstanding shares of common stock entitled to vote at the special meeting.  If you do not (i) submit your proxy, (ii) instruct your broker to vote your shares or (iii) vote in person at the special meeting, it will have the same effect as a vote AGAINST approval of the  Asset Sale pursuant to the terms of the Asset Purchase Agreement and will have no effect on the adjournment proposal.

After careful consideration, the BIO-key board of directors unanimously recommends that you vote FOR each of the proposals to be presented at the special meeting.

The board of directors of BIO-key appreciates and encourages stockholder participation in BIO-key’s affairs and invites you to attend the special meeting in person.  It is important, however, that your shares be represented at the special meeting in any event and for that reason, whether or not you expect to attend the special meeting, please take a moment to complete, date, sign and return the accompanying proxy in the enclosed postage-paid envelope.  You may also vote via telephone or over the Internet, as described in the enclosed proxy and in the enclosed proxy statement.  Returning the proxy or voting over the telephone or Internet does not deprive you of your right to attend the special meeting and to vote your shares in person.  Moreover, you may revoke your proxy at any time before it has been voted.  If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with your instruction card.

We thank you for your cooperation, attention to these matters and continued support and look forward to seeing you at the special meeting.

Sincerely,

Michael W. DePasquale
Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory has approved or disapproved the Asset Sale described in this proxy statement or determined if this proxy statement is accurate or adequate.  Any representation to the contrary is a criminal offense.

This proxy statement is dated [                        ], 2009, and is first being mailed to BIO-key stockholders on or about [                            ], 2009.

BIO-key International, Inc.
3349 Highway 138, Building D, Suite B
Wall, New Jersey  07719

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on [                      ], 2009

To our Stockholders:

A special meeting of stockholders of BIO-key International, Inc., a Delaware corporation, which we refer to as the Company or BIO-key, will be held on [                      ], 2009 at the offices of Choate, Hall & Stewart LLP, located at Two International Place, Boston, Massachusetts, commencing at [         a.m. Eastern Time].  The special meeting is being held to consider and vote upon the following proposals for:

1.

the sale of substantially all of the assets of BIO-key’s Law Enforcement Division, which we refer to as the Law Enforcement Division, to InterAct911 Mobile Systems, Inc., or InterAct, a wholly-owned subsidiary of InterAct911 Corporation, for an aggregate purchase price of $11,000,000, which we refer to as the Asset Sale, pursuant to and on the terms and conditions set forth in an Asset Purchase Agreement, dated as of August 13, 2009, which we refer to as the Asset Purchase Agreement;

2.

the grant of discretionary authority to BIO-key’s board of directors to adjourn or postpone the special meeting, even if a quorum is present, to solicit additional votes to approve the Asset Purchase Agreement and Asset Sale, if necessary; and

3.	consideration and transaction of such other business as may properly come before the special meeting or any adjournments or postponements thereof.

After careful consideration, the board of directors of BIO-key has determined that the Asset Sale and the Asset Purchase Agreement are in the best interests of BIO-key and its stockholders.  The BIO-key board of directors has approved the Asset Purchase Agreement and the Asset Sale and recommends that you vote FOR the approval of the Asset Sale pursuant to the terms of the Asset Purchase Agreement and FOR the approval of the adjournment proposal.  The proposals are described in more detail in the accompanying proxy statement, which you should read in its entirety before voting.

Only holders of record of BIO-key’s common stock at the close of business on [                      ], 2009, are entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof.  Approval of the Asset Sale proposal requires the affirmative vote of the holders of a majority of the outstanding shares of BIO-key common stock.  Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the outstanding shares of BIO-key common stock present, either in person or by proxy, and entitled to vote at a special meeting.  Therefore, your vote is very important.  Your failure to vote your shares will have the same effect as voting against the Asset Sale proposal but will have not effect on the adjournment proposal.

All stockholders are cordially invited to attend the special meeting in person.  To ensure your representation at the special meeting and the presence of a quorum at the special meeting, whether or not you plan to attend the special meeting, please complete, sign and date the enclosed proxy card and return it to BIO-key without delay in the postage-paid envelope enclosed for your convenience or submit your proxy by telephone or the Internet as provided on the proxy card.  If a quorum is not reached, BIO-key’s proxy solicitation costs are likely to increase.  Should you receive more than one proxy card because your shares are registered in different names and/or addresses, each proxy card should be signed, dated and returned to ensure that all of your shares will be voted.  Please also note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain from the record holder a proxy issued in your name.  If you are present at the special meeting, you may revoke your proxy and vote personally on the matters properly before the special meeting.  For specific instructions on voting, please refer to the instructions on the proxy card.  Your shares will be voted at the special meeting in accordance with your proxy.

By order of the Board of Directors,

Michael W. DePasquale
Chief Executive Officer

Wall, New Jersey

[ ], 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON [                    ], 2009.

In accordance with new rules approved by the Securities and Exchange Commission, we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to our special meeting.  The new rules allow companies to provide access to proxy materials in one of two ways.  Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible Web site.

Our proxy statement and proxy are enclosed and are also available on at http://[                                  ].

YOUR VOTE IS IMPORTANT.

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS ON THE PROXY CARD.  PLEASE VOTE BY (1) TELEPHONE, (2) USING THE INTERNET OR (3) COMPLETING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

PROXY STATEMENT

FOR THE

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [                      ], 2009

This proxy statement is provided in connection with the solicitation of proxies by the board of directors of BIO-key International, Inc. (“BIO-key” or the “Company”) for a special meeting of stockholders to be held at [           a.m. Eastern Time], on [                              ], 2009 at the offices of Choate, Hall & Stewart LLP, located at Two International Place, Boston, Massachusetts, and at any adjournment or postponement thereof.  The telephone number at that location is (617) 248-5000.  Our principal executive offices are located at 3349 Highway 138, Building D, Suite B, Wall, New Jersey 07719.  Our telephone number at our principal executive offices is (732) 359-1100.  As used herein, the terms “we,” “us,” “our” and similar terms refer to the Company.

This proxy statement and the accompanying proxy card are expected to be mailed on or about [                              ], 2009 to all stockholders entitled to vote at the special meeting.

SUMMARY

The following summary highlights selected information from this proxy statement and contains cross references to the more detailed discussions elsewhere in the proxy statement.  This summary may not contain all of the information that is important to you.  For a more complete description of the Asset Purchase Agreement, the Asset Sale contemplated by the Asset Purchase Agreement and the proposed matters on which you will vote, you should carefully read this entire document and the documents to which we have referred you, including the attached annexes.

THE ASSET SALE

Parties to the Asset Purchase Agreement

BIO-key International, Inc. 3349 Highway 138, Building D, Suite B Wall, NJ 07719 (732) 359-1100

BIO-key International, Inc. (referred to as “BIO-key” or the “Company”) develops and delivers advanced identification solutions and information services to both the private sector and government, including law enforcement departments, and public safety agencies.Our website is www.bio-key.com.The information on our website is not a part of this proxy statement.

Our common stock currently trades on the OTC Bulletin Board under the symbol “BKYI”. On [                          ], 2009 the closing price of our common stock as reported on the OTC Bulletin Board was $[          ].

InterAct911 Mobile Systems, Inc. 102 West Third Street, Suite 750 Winston-Salem, NC 27101

InterAct911 Mobile Systems, Inc., a Delaware corporation (referred to as “InterAct”), is a wholly-owned subsidiary of InterAct911 Corporation. An affiliate of InterAct911 Corporation is InterAct Public Safety Systems, which provides integrated multi-agency, multi-jurisdictional public safety and homeland security systems technology. The InterAct Connections Framework™ is the foundation upon which customized comprehensive public safety solutions are built and presently used by more than 800 government agencies and private enterprises globally. InterAct Public Safety Systems’ advanced Next Generation telephony, computer aided dispatch/mapping, mobile data sharing, and records management systems deliver emergency responders the vital information they need to protect their communities. InterAct Public Safety Systems’ website is www.interact911.com. The information on InterAct Public Safety Systems’ website is not a part of this proxy statement.

Relationship Between BIO-key and InterAct (page )

BIO-key and InterAct Public Safety Systems, an affiliate of InterAct, have collaborated on several commercial projects in the past, including commercial arrangements in which products used in the Law Enforcement Division (including elements of the MobileCop®, PocketCop®, MobileRescue™, MobileOffice™, and InfoServer™ product lines) have been integrated with those of InterAct Public Safety Systems and sold to law enforcement agencies and other emergency response customers. Outside of those commercial dealings, there are no material relationships among BIO-key and InterAct or any of their respective affiliates other than in respect of the Asset Purchase Agreement and the related ancillary agreements.

The Asset Purchase Agreement (page )

BIO-key and InterAct have entered into an Asset Purchase Agreement, dated as of August 13, 2009 (referred to as the “Asset Purchase Agreement”), that contains the terms and conditions of the proposed sale of substantially all of the assets and certain specified liabilities of the Law Enforcement Division to InterAct (referred to as the “Asset Sale”).

We have attached a copy of the Asset Purchase Agreement as Annex A to this proxy statement. We encourage you to read carefully the Asset Purchase Agreement in its entirety because it is the legal document that governs the Asset Sale.

Consideration to be Received (page , Annex C and Annex D)

As consideration for the Asset Sale, BIO-key will be paid an aggregate of $11,000,000, of which $7,000,000 will be paid in cash at the closing of the proposed transaction, subject to customary adjustments as provided in the Asset Purchase Agreement. BIO-key will also receive a promissory note in the original principal amount of $4,000,000 issued by InterAct, guaranteed by InterAct911 Corporation and one of its owners SilkRoad Equity, LLC, a private investment firm that owns 48.75% of InterAct911 Corporation’s equity interests on a fully diluted basis (“SilkRoad”), and secured by a pledge of all of the intellectual property assets of the Law Enforcement Division being transferred to InterAct as part of the Asset Sale. This promissory note is to be paid in three equal installments beginning on the first anniversary of the closing and will bear interest, payable on a quarterly basis, at a rate per annum equal to six percent (6%) compounded annually on the principal sum from time to time outstanding.

Additionally, as consideration for and at the closing of the Asset Sale, SilkRoad will be issued a warrant to purchase for cash up to 8,000,000 shares of BIO-key’s common stock, at an exercise price equal to $0.30 per share. The warrant will expire on the fifth anniversary of the closing of the proposed Asset Sale.

We have attached a copy of the form of promissory note and the form of warrant as Annex C and Annex D, respectively, to this proxy statement. We encourage you to read carefully the form of promissory note and the form of warrant in their entirety.

For a full description of the consideration to be paid in connection with the Asset Sale, please see “The Asset Purchase Agreement – Consideration to be Received” beginning on page [      ] of this proxy statement.

BIO-key’s Reasons for the Asset Sale (page )

BIO-key and InterAct agreed to the acquisition by InterAct of substantially all of the assets and certain specified liabilities of the Law Enforcement Division under the terms of the Asset Purchase Agreement that is described in this proxy statement. In evaluating the Asset Sale and the Asset Purchase Agreement, our board of directors consulted with our management and financial and legal advisors and considered various factors, including the potential risks of the Asset Sale. For the material factors considered by our board of directors in reaching its decision to approve the Asset Purchase Agreement and the Asset Sale, please see “BIO-key’s Reasons for the Asset Sale,” beginning on page [      ] of this proxy statement.

Recommendation of the BIO-key Board of Directors (page )

The BIO-key board of directors has determined that the proposals are advisable, and fair to and in the best interests of BIO-key and its stockholders, and recommends that you vote FOR the Asset Sale pursuant to terms of the Asset Purchase Agreement and FOR the adjournment proposal.

Opinion of Kaufman Bros. L.P. to the Board of Directors of BIO-key (page )

In connection with the Asset Sale, our board of directors has received a written fairness opinion, dated as of August 13, 2009, from BIO-key’s financial advisor, Kaufman Bros. L.P. (referred to as “Kaufman Bros.”), that the consideration of the aggregate purchase price to be received by BIO-key in the Asset Sale is fair, from a financial point of view and as of the date of the opinion, to our shareholders. This opinion is attached as Annex B. The opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken. Kaufman Bros.’ opinion was provided to the BIO-key board of directors in connection with its evaluation of the aggregate purchase price. Kaufman Bros.’ opinion does not address any other aspect of the Asset Sale and does not constitute a recommendation to any securityholder as to how such securityholder should vote or act with respect to any matters relating to the Asset Sale or otherwise.

Purpose of the Asset Sale (page )	The cash received by BIO-key from the Asset Sale will be used by BIO-key to redeem outstanding shares of BIO-key’s convertible preferred stock and for general working capital purposes.

Effects of the Asset Sale (page )

If the Asset Purchase Agreement and Asset Sale are approved by our stockholders and the other conditions to closing of the Asset Sale are satisfied or waived, we expect to focus our efforts on the management and development of our biometric business segment. BIO-key will continue as a public company after the closing of the Asset Sale and, therefore, our public reporting obligations and the listing of our common stock on the OTC Bulletin Board will not be affected as a result of completing the Asset Sale.

Transaction Documents (page and Annex A)

Conditions to Obligations to Complete the Asset Sale (page )	A number of conditions must be satisfied before the Asset Sale can be completed. These include, among others:
	•	the approval of the Asset Sale by BIO-key stockholders;
	•	the absence of any law or order that makes the consummation of the Asset Sale illegal;
•

the absence of any instituted or pending action or proceeding by any court or other governmental entity prohibiting, making illegal or enjoining, or threatening to make illegal or enjoin the consummation of the transactions contemplated by the Asset Purchase Agreement;

	•	the continued accuracy, in all material respects, of the representations and warranties of the parties;
	•	BIO-key obtaining the consents, waivers, approvals, authorizations, orders or filings required to be obtained or filed;
	•	the performance of compliance in all material respects of each party with all obligations required to be performed or complied with under the Asset Purchase Agreement at or prior to the closing; and
•

the absence of material adverse changes with respect to the business, results of operations or financial condition of the Law Enforcement Division since August 13, 2009, the date of the Asset Purchase Agreement.

Each of BIO-key and InterAct may waive the conditions to the performance of its respective obligations under the Asset Purchase Agreement and complete the Asset Sale even though one or more of these conditions have not been met. BIO-key cannot give any assurance that all of the conditions to the Asset Sale will be either satisfied or waived or that the Asset Sale will occur.

Standstill (page )

The Asset Purchase Agreement limits BIO-key’s ability to solicit or engage in discussions or negotiations with third parties regarding competing transactions involving the Asset Sale prior to the closing of the Asset Sale. Our board of directors may change its recommendation with respect to the Asset Sale or terminate the Asset Purchase Agreement to accept a superior proposal under the criteria and pursuant to the procedures set forth in the Asset Purchase Agreement and after paying InterAct a termination fee as described below.

Termination; Termination Fee (page )

The Asset Purchase Agreement may be terminated at any time prior to completion of the Asset Sale by action of the board of directors of BIO-key or InterAct, as applicable, either before or after the requisite approval of the stockholders of BIO-key has been obtained under certain circumstances.

However, if such termination occurs, a termination fee equal to $1,000,000 will be payable should certain circumstances occur, including, among others, the following:

•

if one party terminates the Asset Purchase Agreement because the Asset Sale is not closed on or before January 31, 2010, other than as a result of such party’s non-compliance under the Asset Purchase Agreement, the non-terminating party would be responsible for such termination fee;

	•	BIO-key will be responsible for such fee if it fails to obtain stockholder approval of the Asset Sale on or before January 31, 2010;

•

either party will be responsible for such fee if a closing condition cannot be satisfied as a result of a material breach of any of its respective representations, warranties, covenants or agreements contained in the Asset Purchase Agreement; and

	•	BIO-key will be responsible for such fee if it decides to accept a superior alternative transaction proposal from a third party.

Risk Factors (see page )

In evaluating the Asset Sale proposal, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors” beginning on page [      ] of this proxy statement.

BIO-key Stockholders’ Meeting; Vote Required for Approval of the Asset Sale (see page )

The special meeting of BIO-key stockholders will be held on [                ], at [           a.m. Eastern Time], at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston, MA 02110. At the special meeting, BIO-key stockholders will be asked to approve the Asset Sale proposal.

Only holders of record of BIO-key common stock at the close of business on [                ], 2009, the record date, are entitled to notice of and to vote at the special meeting.

Approval of the Asset Sale proposal requires the affirmative vote of the holders of a majority of the outstanding shares of BIO-key common stock.

Interests of Executive Officers and Employees of BIO-key in the Asset Sale (page )

In considering the recommendation of the BIO-key board of directors with respect to the Asset Sale, BIO-key stockholders should be aware that certain executive officers and employees of BIO-key have interests in the Asset Sale that may be different from, or in addition to, the interests of BIO-key stockholders generally.

These interests include those of Kenneth Souza, the Executive Vice President and General Manager, Law Enforcement of the Company. On October 4, 2008, BIO-key renewed its year-to-year employment agreement with Mr. Souza to serve as Executive Vice President and General Manager, Law Enforcement of the Company. In the event of termination without cause, Mr. Souza shall continue to be paid his current base salary for the greater of six months from the date of such termination or the number of months remaining until the end of the term of his employment agreement.

The board of directors of BIO-key was aware of these interests and considered them, among other matters, in making its recommendation.

Share Ownership of BIO-key Directors and Executive Officers (page )

As of the record date, the directors and executive officers of BIO-key and its affiliates owned and were entitled to vote [          ] shares of BIO-key common stock, which represents approximately [        ] % of the BIO-key common stock outstanding on that date.

Dilution of Existing BIO-key Stockholders (page )

If the Asset Sale is completed and if SilkRoad were to exercise its right to exercise its warrant to purchase 8,000,000 shares of BIO-key common stock, the shareholdings of the current BIO-key stockholders will be proportionately diluted due to the issuance of an additional 8,000,000 shares of BIO-key’s common stock to SilkRoad.

Material United States Federal Income Tax Consequences of the Asset Sale (page )

BIO-key stockholders are urged to read the discussion in the section entitled “Proposal One – The Asset Sale Proposal – Material United States Federal Income Tax Consequences of the Asset Sale” beginning on page [      ] of this proxy statement and to consult their own tax advisors as to the United States federal income tax consequences of the Asset Sale, as well as the effect of state, local and foreign tax laws.

Accounting Treatment (page )

In accordance with accounting principles generally accepted in the United States, or GAAP, InterAct will account for the Asset Sale using the acquisition method of accounting for business combinations.

Dissenters’ Rights (page )

There will be no change in your rights as a stockholder as a result of the Asset Sale. Delaware law does not provide for appraisal or other similar rights for dissenting stockholders in connection with the Asset Sale.

Regulatory Matters (page )

BIO-key does not believe that the Asset Sale will be subject to any regulatory or governmental approvals, aside from certain governmental approvals required under certain of BIO-key’s customer contracts that will be assigned to InterAct as part of the Asset Sale.

Our Public Accountants – Presence at the Special Meeting (page )

Representatives of CCR LLP, our public accountants, are expected to be present and to be available to respond to appropriate questions at the special meeting. They will have the opportunity to make a statement if they desire to do so; they have indicated that, as of the date of this proxy statement, they do not.

PROPOSAL 2 – APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

Reason to Approve the Adjournment of the Special Meeting (page )

If BIO-key fails to receive a sufficient number of votes to approve Proposal One, BIO-key may propose to adjourn the special meeting for the purpose of soliciting additional proxies to approve any proposal that fails to receive a sufficient number of votes.

Recommendation to Stockholders (page )	The BIO-key board of directors recommends a vote FOR Proposal Two at the special meeting, if necessary.

Stockholder Vote Required (page )

Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the outstanding shares of BIO-key common stock present, either in person or by proxy, entitled to vote at the special meeting.

QUESTIONS AND ANSWERS ABOUT THE ASSET SALE AND THE SPECIAL MEETING

The following are some questions that you, as a stockholder of BIO-key International, Inc., may have regarding the Asset Sale and the special meeting and we have provided brief answers to those questions below.  We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that might be important to you with respect to the proposals being considered at the special meeting.  Additional important information is also contained in the annexes to, and the documents incorporated by reference in, this proxy statement.

Q	Why am I receiving this proxy statement?

A

You are receiving a proxy statement and proxy card because you owned shares of our common stock as of the record date of [                    ].  This proxy statement and proxy card relate to our special meeting (and any adjournment thereof) and describe the matters on which we would like you, as a stockholder, to vote.

InterAct911 Mobile Systems, Inc. has agreed to acquire substantially all of the assets and certain specified liabilities of BIO-key relating to the Law Enforcement Division under the terms of the Asset Purchase Agreement described in this proxy statement.  Following completion of the Asset Sale, BIO-key intends to use the sale proceeds to redeem the Company’s convertible preferred stock and for general working capital purposes.  In order to complete the Asset Sale, BIO-key stockholders must approve the Asset Sale proposal.  BIO-key will hold a special meeting of its stockholders in order to obtain this approval.

Please see “Proposal One — The Asset Sale Proposal” beginning on page [      ] of this proxy statement.  A copy of the Asset Purchase Agreement is attached to this proxy statement as Annex A.

Your vote is very important.  If you do not either (i) submit your proxy, (ii) instruct your broker how to vote your shares or (iii) vote in person at the special meeting, it will have the effect as a vote AGAINST approval of the Asset Sale proposal.

We encourage you to vote as soon as possible.  The enclosed voting materials allow you to vote your BIO-key shares without attending the special meeting.  For more specific information on how to vote, please see the questions and answers below and “How Do BIO-key Stockholders Vote” beginning on page [      ] of this proxy statement.

Q	Why did BIO-key enter into the Asset Purchase Agreement?

A

After due consideration of all other alternatives reasonably available to BIO-key, the BIO-key board of directors concluded that the completion of the Asset Sale was the best available alternative reasonably likely to enable BIO-key to satisfy its outstanding liabilities and obligations and to maximize value to its stockholders.  For more information, please see “Proposal One — The Asset Sale Proposal — BIO-key’s Reasons for the Asset Sale” beginning on page [      ] of this proxy statement.

Q	Who is the buyer?

A

The buyer is InterAct911 Mobile Systems, Inc., a privately held Delaware corporation (referred to as “InterAct”) and wholly-owned subsidiary of InterAct911 Corporation, which is also a privately held Delaware corporation, which provides public safety and homeland security technology solutions.

Q	What is the purchase price being paid for the Law Enforcement Division?

A

As consideration for the Asset Sale, BIO-key will be paid an aggregate of $11,000,000, of which $7,000,000 will be paid in cash at the closing of the proposed transaction, subject to customary adjustments as provided in the Asset Purchase Agreement.  BIO-key will also receive a promissory note in the original principal amount of $4,000,000 issued by InterAct, guaranteed by InterAct911 Corporation and one of its owners SilkRoad Equity, LLC, a private investment firm that owns 48.75% of InterAct911 Corporation’s equity interests on a fully diluted basis (“SilkRoad”), and secured by a pledge of all of the intellectual property assets of the Law Enforcement Division being transferred to InterAct as part of the Asset Sale.  This promissory note is to be paid in three equal installments beginning on the first anniversary of the closing and will bear interest, payable on a quarterly basis, at a rate per annum equal to six percent (6%) compounded annually on the principal sum from time to time outstanding.

Additionally, as consideration for and at the closing of the Asset Sale, SilkRoad will be issued a warrant to purchase for cash up to 8,000,000 shares of BIO-key’s common stock, at an exercise price equal to $0.30 per share.  The warrant will expire on the fifth anniversary of the closing of the proposed Asset Sale.

Q	What assets are being sold by BIO-key?

A

The assets BIO-key proposes to sell to InterAct consist of substantially all of the assets used in the Law Enforcement Division other than those specifically excluded under the terms of the Asset Purchase Agreement.  The assets to be sold include BIO-key’s customer contracts, intellectual property, accounts receivables, equipment, inventories, software, technologies, communication systems and goodwill relating to its Law Enforcement Division.  In addition, it is anticipated that BIO-key’s lease for its office in Marlborough, Massachusetts will be assigned to InterAct.  The assets excluded from the Asset Sale include the rights of BIO-key under or pursuant to the terms of the Asset Purchase Agreement and the related ancillary documents; BIO-key’s general ledger, accounting records, minute books, statutory books and corporate seal; BIO-key’s personnel records and any other records that BIO-key is required by law to retain in its possession; any right to receive mail and other communications addressed to BIO-key relating to any excluded asset or excluded liability that is not being transferred to InterAct as part of the Asset Sale; the capital stock of BIO-key or any of its subsidiaries; all cash, cash equivalents and bank accounts; all trademarks or other indicia of origin of BIO-key in any words, logos, stylized lettering, other designs and variants thereof — “BIO-key” or “BIO-key International”; and any refund, abatement or tax credit of, and all other assets comprising receivables or deferred assets or prepayments for, taxes arising or resulting from BIO-key’s conduct of the Law Enforcement Division or ownership of the assets to be purchased by InterAct for taxable periods ending on or before the closing date.

Q	What liabilities will be assumed by InterAct? What liabilities will not be assumed by InterAct?

A

In connection with the Asset Sale, InterAct will assume certain specified liabilities of BIO-key under the terms of the Asset Purchase Agreement, including those accounts payable and accrued and unused vacation and sick time owed to any employee of BIO-key who will work for InterAct starting as of the closing date, which accrued on BIO-key’s June 30, 2009 balance sheet or were incurred in the ordinary course of business of the Law Enforcement Division since June 30, 2009 and not discharged as of the closing date; and all liabilities and obligations arising from and after the closing date under the contracts to be purchased by InterAct.

The liabilities InterAct will not assume include, among others, any liability or obligation for BIO-key’s taxes that arise as a result of the transactions contemplated by the Asset Purchase Agreement; any liability or obligation relating to employee pensions, benefits or compensation arrangements incurred or accrued prior to the closing date; any pre-closing environmental liability; any liability, lien or obligation relating to any excluded asset; any liability or obligation not incurred in the ordinary course of the business of the Law Enforcement Division; BIO-key’s obligation to provide vacation time, sick time, personal days, vacation pay and sick pay to any employee, provided that InterAct will assume and be responsible for any accrued and unused vacation time and sick time owed to the employees of BIO-key who are being transferred to InterAct; any liability resulting from any action, suit, proceeding, order, judgment, decree or investigation of BIO-key or the Law Enforcement Division prior to the closing date; or any liability of BIO-key which may be owed to any agent, broker, finder or investment or commercial banker as a result of the transactions contemplated by the Asset Purchase Agreement.

Q	When does BIO-key expect the Asset Sale to be completed?

A

BIO-key desires to complete the Asset Sale as soon as practicable and currently expects that the Asset Sale will be completed promptly following the receipt of stockholder approval of the Asset Sale at the special meeting.  If the stockholders of BIO-key approve the Asset Sale and the other conditions to closing are satisfied, BIO-key expects that the Asset Sale will close during the fourth quarter of 2009.  However, BIO-key cannot predict the exact timing of the completion of the Asset Sale because it is subject to other conditions to closing.

Q	What will happen if the Asset Sale is not approved?

A

If at the special meeting the number of shares of BIO-key common stock present or represented and voting in favor of the approval of the Asset Sale is insufficient to approve the Asset Sale under Delaware law, the BIO-key board of directors intends to move to adjourn the special meeting in order to solicit additional proxies in favor of the approval of the Asset Sale proposal.  If the Asset Sale is not approved by BIO-key stockholders at any such adjourned meeting, or, even if it is so approved at the special meeting or any such adjourned meeting, if the other conditions to the closing of the Asset Sale are not satisfied or waived, the Asset Sale will not occur.

BIO-key has incurred recurring operating losses and has substantial outstanding liabilities, including a cash settlement payment in the aggregate principal amount of $2,164,922 to Longview Special Finance, Inc. and Longview Fund, L.P., half of which was paid on July 7, 2009 and the remainder, which accrues interest at seventeen percent (17%) per year, is due on October 31, 2009.  BIO-key has also issued an unsecured promissory note in the aggregate principal amount of $1,000,000 to The Shaar Fund, Ltd., a holder of shares of the Company’s Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, which bears interest at eight percent (8%) per annum and is due and payable in full on November 4, 2009.

If the Asset Sale does not occur, BIO-key anticipates that it would continue to seek to dispose of the assets used in the Law Enforcement Division on terms acceptable to BIO-key’s board of directors and, at the same time, enter into discussions with the holders of its outstanding convertible preferred stock to resolve any amounts that may become due to such holders as a result of the mandatory redemption provisions of such preferred stock.  BIO-key also anticipates that if it were to be unable to satisfy its obligations to the Longview entities and The Shaar Fund in full on a timely basis, BIO-key would need to reach an agreement with those parties to extend or otherwise amend such obligations.

Please see “Risk Factors — Risks Related to the Asset Sale” beginning on page [    ] of this proxy statement for further discussion of the possible consequences if the Asset Sale does not occur.

Q	What vote of BIO-key stockholders is required to approve the Asset Sale proposal?

A	Approval of the Asset Sale requires the affirmative vote of the holders of a majority of the outstanding shares of BIO-key common stock.

Q	How does the BIO-key board of directors recommend that BIO-key stockholders vote on the Asset Sale proposal?

A

The BIO-key board of directors recommends that BIO-key stockholders vote FOR the Asset Sale pursuant to the terms of the Asset Purchase Agreement.  The BIO-key board of directors has determined that the Asset Sale pursuant to the terms of the Asset Purchase Agreement is advisable, fair to and in the best interests of BIO-key and its stockholders.  Accordingly, the BIO-key board of directors has approved the Asset Sale.  For a more complete description of the recommendation of the BIO-key board of directors, see “Proposal One — The Assets Sale Proposal — BIO-key’s Reasons for the Asset Sale” beginning on page [      ] of this proxy statement and “Proposal One — The Asset Sale Proposal — Recommendation of BIO-key Board of Directors” beginning on page [      ] of this proxy statement.

Q	Do BIO-key’s directors and officers have any interest in the Asset Sale?

A

On October 4, 2008, BIO-key renewed its year-to-year employment agreement with Kenneth Souza to serve as Executive Vice President and General Manager, Law Enforcement of the Company.  In the event of termination without cause, Mr. Souza shall continue to be paid his current base salary for the greater of six months from the date of such termination or the number of months remaining until the end of the term of his employment agreement.  For more information, please see “Proposal One — The Asset Sale Proposal — Interests of Executive Officers and Employees of BIO-key in the Asset Sale” beginning on page [      ] of this proxy statement.

Q	Are there any risks related to the Asset Sale?

A	Yes. You should carefully review the section entitled “Risk Factors” beginning on page [ ] of this proxy statement.

Q	What are the United States federal income tax consequences of the Asset Sale?

A

For United States federal income tax purposes, the Asset Sale will not be taxable directly to BIO-key’s stockholders.  For United States federal income tax purposes, the sale of BIO-key’s assets pursuant to the terms of the Asset Purchase Agreement will be treated as a taxable asset sale, with BIO-key as the seller and InterAct as the buyer.  Accordingly, BIO-key expects to recognize taxable gain as a result of the Asset Sale.  Although BIO-key has net operating loss carryforwards that potentially could offset a portion of such gain, such loss carryforwards could be unavailable, in whole or in part, due to potentially applicable limitations under the Internal Revenue Code.

Tax matters are complicated and the tax consequences of the transactions discussed in this proxy statement will depend on certain factual matters not addressed herein.  You should consult with your own tax advisor to fully understand the tax consequences of the Asset Sale.

You are urged to read the discussion in the sections entitled “Proposal One — The Asset Sale Proposal — Material United States Federal Income Tax Consequences of the Asset Sale” beginning on page [      ] of this proxy statement.

Q	Am I entitled to appraisal rights or dissenters’ rights in connection with the Asset Sale proposal?

A

No.  As a BIO-key stockholder, you will not be eligible for appraisal rights or dissenters’ rights in connection with the Asset Sale, even if you abstain from voting or vote against the Asset Sale proposal.

Q	Will I still be able to sell my shares of BIO-key common stock following the closing of the Asset Sale?

A

Yes.  Although no assurance can be given as to whether the Asset Sale will affect the trading market for BIO-key common stock, you will be able to sell your shares of BIO-key common stock on the OTC Bulletin Board immediately following the closing in the same manner that you could today.

Q	Am I being asked to vote on anything else?

A

Yes.  The BIO-key board of directors is asking you to authorize it to adjourn or postpone the special meeting to a date not later than January 31, 2010, if the voting power of holders of BIO-key common stock represented and voting in favor of approval of the Asset Sale proposal is insufficient to approve the Asset Sale proposal under Delaware law.  The BIO-key board of directors recommends that you vote FOR the adjournment proposal.

Q	Why is BIO-key seeking my vote on the adjournment proposal?

A

Adjourning or postponing the special meeting to a later date will give BIO-key additional time to solicit proxies to vote in favor of approval of the Asset Sale proposal.  Consequently, BIO-key is seeking your approval of the adjournment proposal to ensure that, if necessary, BIO-key will have enough time to solicit the required votes for the Asset Sale proposal.

Q	What vote of BIO-key stockholders is required to approve the adjournment proposal?

A

For us to adjourn the special meeting, if necessary, to solicit additional proxies, the affirmative vote of a majority of the outstanding shares of our common stock present or represented by proxy at the special meeting and entitled to vote on the matter is required.

Q	When and where will the special meeting be held?

A	The special meeting will be held at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston, MA 02110 on [ ], 2009, at [ a.m. Eastern Time].

Q	Who is entitled to notice of and to vote at the special meeting?

A

Only holders of record of BIO-key common stock outstanding as of the close of business on [                        ], 2009, which we refer to as the record date, are entitled to notice of and vote at the special meeting.  As of the close of business on the record date, there were [          ] shares of BIO-key common stock outstanding and entitled to vote at the special meeting.

Q	Who can attend and vote at the special meeting?

A	All holders of record of BIO-key common stock as of the close of business on the record date are entitled to receive notice of, and to vote at, the special meeting.

Q	What do I need to do now in order to vote on the proposals being considered at the special meeting?

A

You should carefully read and consider the information contained in the proxy statement and you may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope, by submitting a proxy over the Internet or by telephone following the instructions on the enclosed proxy card.  If you sign, date and mail your proxy card without identifying how you want to vote, your proxy will be voted FOR the Asset Sale proposal pursuant to the terms of the Asset Purchase Agreement and FOR the adjournment proposal.

You may also vote by appearing at the special meeting and voting in person.  If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting.  Whether or not you plan to attend the special meeting, you should submit your proxy card or voting instruction form as described in this proxy statement.

Q	Can I access the proxy materials electronically?

A	This Proxy Statement and the proxy card are available at [www. ].

Q	If my BIO-key shares are held in “street name” by my broker, will the broker vote the shares on my behalf?

A

If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of shares held in your “street name” and these proxy materials are being forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares.  As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the special meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the special meeting, unless you request a proxy from your broker, bank or other nominee.  Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

Brokers who hold shares in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners.  However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, such as the approval of the Asset Sale proposal and, as a result, absent specific instructions from the beneficial owner of such shares, brokers will not votes those shares.  This is referred to as a “broker non-vote.”  Broker non-votes will be considered as “present” for purposes of determining a quorum, but are not considered as voting power present with respect to the proposals.  Broker non-votes will have the effect of a vote AGAINST the Asset Sale and will have no effect on the adjournment proposal.  Your broker will send you information to instruct it on how to vote on your behalf.  If you do not receive a voting instruction card from your broker, please contact your broker promptly to get the voting instruction card.  Your vote is important to the success of the proposals.  BIO-key encourages all of its stockholders whose shares are held in street name to provide their brokers with instructions on how to vote.  Please see “Additional Information Relating to the Special Meeting of the Stockholders of BIO-key — Abstentions; Broker Non-Votes” beginning on page [        ] of this proxy statement.

Q	What will happen if I abstain from voting or fail to vote?

A

Your abstention will have the same effect as a vote AGAINST the approval of the Asset Sale and the adjournment proposals.  Failure to attend and vote at the special meeting or to submit your proxy using one of the available methods will have the same effect as a vote AGAINST the approval of the Asset Sale proposal, will have no effect on the adjournment proposal and will result in your shares not being considered as “present” for purposes of determining a quorum.

Q	Can I change my vote after I have delivered by proxy?

A

Yes.  If you are a holder of record, you can change your vote at any time before your proxy is voted at the special meeting by:

•                  Delivering a signed written notice of revocation to the Secretary of BIO-key;

•                  Signing and delivering a new, valid proxy bearing a later date;

•                  Submitting another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed); or

•                  Attending the special meeting and voting in person, although your attendance alone will not revoke your proxy.

If your shares are held in “street name,” you must contact your broker, bank or other nominee to change your vote.

Q	What should I do if I receive more than one set of voting materials for the special meeting?

A

You may receive more than one set of voting materials for the special meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms.  For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares.  If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card and voting instruction form.  For each and every proxy card and voting instruction form that you receive, please vote as soon as possible using one of the following methods:

•                  By telephone by calling the toll free number as instructed on the enclosed proxy card;

•                  By using the Internet as instructed on the enclosed proxy card; or

•                  By mail by completing, signing, dating and returning the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose.

Q	What should I do if only one set of voting materials for the special meeting are sent and there are multiple BIO-key stockholders in my household?

A

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household.  BIO-key will promptly deliver a separate copy of this document to you if you contact BIO-key at 300 Nickerson Road, Marlborough, MA 01752, Attention:  Secretary, or by telephone at (508) 460-4012, or toll-free at (800) 981-0842 ext. 4012 or by e-mail to Karen Hicks at Karen.Hicks@bio-key.com.

Q	Who can help answer my questions?

A

If you have any questions about the Asset Sale or the adjournment proposals, how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact: BIO-key or its proxy solicitor StockTrans, Inc.

BIO-key International, Inc.	StockTrans, Inc.
300 Nickerson Road	44 W. Lancaster Avenue
Marlborough, MA 01752	Ardmore, PA 19003
Attention: Secretary	Attention: Angela Lamb
Phone: (508) 460-4012	(610) 649-7300
Toll Free: (800) 981-0842 ext. 4012	Toll Free: (800) 733-1121

RISK FACTORS

In addition to the other information contained or incorporated by reference in this proxy statement, including the matters addressed in “Cautionary Statements Concerning Forward-Looking Statements” beginning on page [      ] of this proxy statement, BIO-key stockholders should carefully consider the following risk factors in deciding whether to vote for the proposals set forth herein.

Risks Related to the Asset Sale

We will incur significant costs in connection with the Asset Sale, whether or not we complete it.

We currently expect to incur approximately $600,000 of costs related to the Asset Sale.  These expenses include, but are not limited to, financial advisory, legal and accounting fees and expenses, filing fees, printing expenses, proxy solicitation and other related charges.  We may also incur additional unanticipated expenses in connection with the Asset Sale.  Approximately $350,000 of the costs related to the Asset Sale, such as legal, financial advisory and accounting fees, will be incurred regardless of whether the Asset Sale is completed.  Additionally, if the Asset Sale proposal is not approved by the stockholders, we may be required to pay InterAct $1,000,000 as a termination fee.  These expenses will decrease the Company’s available cash.

Failure to complete the Asset Sale may negatively affect BIO-key’s ability to repay its outstanding obligations, its customer relations and/or its stock price.

BIO-key has incurred recurring operating losses and has substantial outstanding liabilities, including a cash settlement payment in the aggregate principal amount of $2,164,922 to Longview Special Finance, Inc. and Longview Fund, L.P., half of which was paid on July 7, 2009 and the remainder, which accrues interest at seventeen percent (17%) per year, is due on October 31, 2009.  BIO-key has also issued an unsecured promissory note in the aggregate principal amount of $1,000,000 to The Shaar Fund, Ltd., a holder of shares of the Company’s Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, which bears interest at eight percent (8%) per annum and is due and payable in full on November 4, 2009.

If the Asset Sale is not completed for any reason, BIO-key will likely be subject to a number of material risks, including the following:

•                  BIO-key may not be able to make the necessary investments in the Law Enforcement Division to keep it market competitive and, at the same time, make the necessary investments to grow its Biometrics business;

•                  BIO-key may be unable to dispose of its assets for values equaling or exceeding its liabilities and obligations, particularly the assets that are the subject of the Asset Sale, which may be substantially diminished in value;

•                  BIO-key may be unable to secure additional capital or to enter into an alternative business combination transaction;

•                  BIO-key may not be able to pay any amounts that may become due to the holders of its outstanding convertible preferred stock as a result of the mandatory redemption provisions of such preferred stock;

•                  BIO-key may not be able to satisfy its other outstanding liabilities and obligations when due;

•                  BIO-key may be required to pay InterAct a termination fee of $1,000,000; and

•                  BIO-key’s customers may, in response to the announcement and pendency of the Asset Sale, delay or defer purchasing decisions, which would have a negative impact on BIO-key’s ongoing business.

The occurrence of any of the above will likely impair the ability of BIO-key to conduct its operations and business.  In addition, the price of BIO-key common stock may decline further if the current market price of BIO-key common stock reflects an assumption that the Asset Sale will be completed.

We cannot be certain if or when the Asset Sale will be completed.

The consummation of the Asset Sale is subject to the satisfaction of various conditions, many of which are beyond our control, including but not limited to, the approval of the Asset Sale by our stockholders and a termination right held by InterAct if the

Asset Sale is not completed by January 31, 2010.  We cannot guarantee that we will be able to satisfy the relevant closing conditions set forth in the Asset Purchase Agreement.  If we are unable to satisfy such conditions, InterAct will not be obligated to complete the Asset Sale.

If the Asset Sale does not occur, we anticipate that we would continue to seek to dispose of the assets used in the Law Enforcement Division on terms acceptable to our board of directors and, at the same time, enter into discussions with the holders of our outstanding convertible preferred stock to resolve any amounts that may become due to such holders as a result of the mandatory redemption provisions of such preferred stock.  We also anticipate that if we were to be unable to satisfy our obligations to the Longview entities and The Shaar Fund, as discussed above, in full on a timely basis, we would need to reach an agreement with those parties to extend or otherwise amend such obligations.  We may also need to seek to raise additional capital from third party financing sources.  To the extent that we require such additional financing, no assurance can be given that any form of additional financing will be available on terms acceptable to us, that adequate financing will be obtained to meet our needs, or that such financing would not be dilutive to existing stockholders.  If available financing is insufficient or unavailable or we fail to continue to generate meaningful revenue, we may be required to further reduce operating expenses, delay the expansion of operations, be unable to pursue merger or acquisition candidates, or continue as a going concern.

The Asset Purchase Agreement limits BIO-key’s ability to pursue alternatives to the Asset Sale.

The Asset Purchase Agreement contains provisions that make it more difficult for BIO-key to sell its Law Enforcement Division to a party other than InterAct prior to the closing of the Asset Sale or the termination of the Asset Purchase Agreement.  These provisions include the general prohibition on BIO-key soliciting any acquisition proposal or offer for a competing transaction, the requirement that BIO-key pay a termination fee of $1,000,000 if the Asset Purchase Agreement is terminated in specified circumstances and the requirement that BIO-key submit the principal terms of the Asset Sale to a vote of BIO-key stockholders, even if the BIO-key board of directors changes its recommendation.  See “The Asset Purchase Agreement — Termination” beginning on page [      ] of this proxy statement and “The Asset Purchase Agreement — Obligation of the BIO-key Board of Directors with Respect to Its Recommendation and Holding of a Stockholders’ Meeting” beginning on page [      ] of this proxy statement.

These provisions could discourage a third party that might have an interest in acquiring all or a significant part of the Law Enforcement Division from proposing an acquisition, even if such third party were prepared to pay consideration with a higher value than the consideration to be paid by InterAct.  Furthermore, the termination fee may result in a potential competing acquirer offering to pay a lower purchase price to acquire the Law Enforcement Division than it might otherwise have offered to pay.  The payment of the termination fee could also have an adverse effect on BIO-key’s financial condition.

Certain executive officers and employees of BIO-key have interests in the Asset Sale that may be different from, or in addition to, the interests of BIO-key stockholders.

When considering the BIO-key board of directors’ recommendation that BIO-key stockholders vote in favor of the Asset Sale proposal, BIO-key stockholders should be aware that certain executive officers of BIO-key have interests in the Asset Sale that may be different from, or in addition to, the interests of BIO-key stockholders.  These interests include those of Kenneth Souza, the Executive Vice President and General Manager, Law Enforcement of the Company.  On October 4, 2008, BIO-key renewed its year-to-year employment agreement with Mr. Souza to serve as Executive Vice President and General Manager, Law Enforcement of the Company.  In the event of termination without cause, Mr. Souza shall continue to be paid his current base salary for the greater of six months from the date of such termination or the number of months remaining until the end of the term of his employment agreement.  The BIO-key board of directors discussed these interests prior to voting to approve the Asset Sale.  For a full description of the interests of BIO-key’s executive officers and employees in the Asset Sale, see “Proposal One — The Asset Sale Proposal — Interests of Executive Officers and Employees of BIO-key in the Asset Sale” beginning on page [      ] of this proxy statement.

RISK FACTORS RELATING TO BIO-KEY

Based on our lack of significant revenue since inception and recurring losses from operations, our auditors have included an explanatory paragraph in their opinion as to the substantial doubt about our ability to continue as a going concern.

Due to, among other factors, our history of losses (excluding gains from valuation changes in embedded derivatives) and limited revenue, our independent auditors have included an explanatory paragraph in their opinion for the year ended December 31, 2008, as to the substantial doubt about our ability to continue as a going concern.  Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which contemplate that we will continue to operate as a going concern.  Our financial statements do not contain any adjustments that might result if we are unable to continue as a going concern.

Since our formation, we have historically generated minimal revenue and have sustained substantial operating losses.

As of December 31, 2008, we had negative working capital of approximately $4,100,000 and an accumulated deficit of approximately $54,781,000.  Since our inception, we have focused almost exclusively on developing our core technologies and, until the fourth quarter of 2004, had not generated any significant revenue.  In order to increase revenue, we have developed a direct sales force and anticipate the need to retain additional sales, marketing and technical support personnel and may need to incur substantial expenses.  We cannot assure you that we will be able to secure these necessary resources, that a significant market for our technologies will develop or that we will be able to achieve our targeted revenue.

Our biometric technology has yet to gain widespread market acceptance and we do not know how large of a market will develop for our technology.

Biometric technology has received only limited market acceptance, particularly in the private sector.  Our technology represents a novel security solution and we have not yet generated significant sales.  Although recent security concerns relating to identification of individuals has increased interest in biometrics generally, it remains an undeveloped, evolving market.  Biometric based solutions compete with more traditional security methods including keys, cards, personal identification numbers and security personnel.  Acceptance of biometrics as an alternative to such traditional methods depends upon a number of factors including:

•                  the reliability of biometric solutions;

•                  public perception regarding privacy concerns; and

•                  costs involved in adopting and integrating biometric solutions.

For these reasons, we are uncertain whether our biometric technology will gain widespread acceptance in any commercial markets or that demand will be sufficient to create a market large enough to produce significant revenue or earnings.  Our future success depends, in part, upon business customers adopting biometrics generally, and our solution specifically.

Biometric technology is a new approach to Internet security which must be accepted in order for our WEB-key ® solution to generate significant revenue.

Our WEB-key ® authentication initiative represents a new approach to Internet security which has been adopted on a limited basis by companies which distribute goods, content or software applications over the Internet.  The implementation of our WEB-key ® solution requires the distribution and use of a finger scanning device and integration of database and server side software.  Although we believe our solutions provide a higher level of security for information transmitted over the Internet than existing traditional methods, unless business and consumer markets embrace the use of a scanning device and believe the benefits of increased accuracy outweigh implementation costs, our solution will not gain market acceptance.

Our software products may contain defects which will make it more difficult for us to establish and maintain customers.

Although we have completed the development of our core biometric technology, it has only been used by a limited number of business customers.  Despite extensive testing during development, our software may contain undetected design faults and software errors, or “bugs” that are discovered only after it has been installed and used by a greater number of customers.  Any such defect or error in new or existing software or applications could cause delays in delivering our technology or require design modifications. These could adversely affect our competitive position and cause us to lose potential customers or opportunities.  Since our technologies are intended to be utilized to secure physical and electronic access, the effect of any such bugs or delays will likely have a detrimental impact on us.  In addition, given that biometric technology generally, and our biometric technology specifically, has yet to gain widespread acceptance in the market, any delays will likely have a more detrimental impact on our business than if we were a more established company.

While we have commenced a significant sales and marketing effort, we have only begun to develop a significant distribution channel and may not have the resources or ability to sustain these efforts or generate any meaningful sales.

In order to generate revenue from our biometric products, we are dependent upon independent original equipment manufacturers, system integrators and application developers, which we do not control.  As a result, it may be more difficult to generate sales.

We market our technology through licensing arrangements with:

•                  Original equipment manufacturers, system integrators and application developers which develop and market products and applications which can then be sold to end users; and

•                  Companies which distribute goods, services or software applications over the Internet.

As a technology licensing company, our success will depend upon the ability of these manufacturers and developers to effectively integrate our technology into products and services which they market and sell.  We have no control over these licensees and cannot assure you that they have the financial, marketing or technical resources to successfully develop and distribute products or applications acceptable to end users or generate any meaningful revenue for us.  These third parties may also offer the products of our competitors to end users.

We derive the majority of our revenue from government contracts, which are often non-standard, involve competitive bidding, may be subject to cancellation with or without penalty and may produce volatility in earnings and revenue.

Most of our business involves providing products and services under contracts with U.S. federal, state and local government agencies.  Obtaining contracts from government agencies is challenging, and government contracts often include provisions that are not standard in private commercial transactions.  For example, government contracts may:

•                  include provisions that allow the government agency to terminate the contract without penalty under some circumstances;

•                  be subject to purchasing decisions of agencies that are subject to political influence;

•                  contain onerous procurement procedures; and

•                  be subject to cancellation if government funding becomes unavailable.

Securing government contracts can be a protracted process involving competitive bidding. In many cases, unsuccessful bidders may challenge contract awards, which can lead to increased costs, delays and possible loss of the contract for the winning bidder.

We face intense competition and may not have the financial and human resources necessary to keep up with rapid technological changes, which may result in our technology becoming obsolete.

The Internet, facility access control and information security markets are subject to rapid technological change and intense competition.  We compete with both established biometric companies and a significant number of startup enterprises as well as providers of more traditional methods of access control.  Most of our competitors have substantially greater financial and marketing resources than we do and may independently develop superior technologies, which may result in our technology becoming less competitive or obsolete.  We may not be able to keep pace with this change.  If we are unable to develop new applications or enhance our existing technology in a timely manner in response to technological changes, we will be unable to compete in our chosen markets. In addition, if one or more other biometric technologies such as voice, face, iris, hand geometry or blood vessel recognition are widely adopted, it would significantly reduce the potential market for our fingerprint identification technology.

We depend on key employees and members of our management team, including our Chairman of the Board and Chief Executive Officer, in order to achieve our goals. We cannot assure you that we will be able to retain or attract such persons.

A loss of our current Chairman of the Board of Directors or Chief Executive Officer could severely and negatively impact our operations.  Our consulting contract with Thomas J. Colatosti, our Chairman of the Board of Directors and acting Chief Financial Officer, expires in November 2009.  Mr. Colatosti continues to assist the Company in the areas of strategic planning and corporate finance.  In addition, we had an employment contract with Michael W. DePasquale, our Chief Executive Officer, through May 2009.  We anticipate that Mr. DePasquale will enter into a new employment contract with BIO-key following the closing of the Asset Sale.  Although that contract would not prevent him from resigning, it would contain confidentiality and non-compete clauses which are intended to prevent him from working for a competitor within one year after leaving our Company.  Our success depends on our ability to attract, train and retain employees with expertise in developing, marketing and selling software solutions.  In order to successfully market our technology, we will need to retain additional engineering, technical support and marketing personnel.  The market for such persons remains highly competitive and our limited financial resources will make it more difficult for us to recruit and retain qualified persons.

We cannot assure you that the intellectual property protection for our core technology provides a sustainable competitive advantage or barrier to entry against our competitors.

Our success and ability to compete is dependent in part upon proprietary rights to our technology.  We rely primarily on a combination of patent, copyright and trademark laws, trade secrets and technical measures to protect our propriety rights.  We have filed a patent application relating to both the optic technology and biometrics solution components of our technology wherein several claims have been allowed. Over the last few years, the U.S. Patent Office has issued us a series of patents for our Vector Segment fingerprint technology (“VST”), and our other core biometric analysis and identification technologies.  We cannot assure you that any additional patents will be issued or that we will have the resources to protect any patent from infringement.  Although we believe our technology does not currently infringe upon patents held by others, we cannot assure you that such infringements do not exist or will not exist in the future.

We may need to obtain additional financing to execute our business plan, which may not be available. If we are unable to raise additional capital or generate significant revenue, we may not be able to continue operations.

Since our inception, we have not generated significant, recurring revenue (other than revenue from acquired businesses) and have experienced substantial losses.  In January 2006, we received approximately $1,000,000 in a private placement convertible debt offering, and in August 2006, we raised approximately $2,000,000 in gross proceeds through a private issuance of equity securities, of which $1,500,000 was received in cash and $500,000 was paid by an exchange of rights to declared and unpaid dividends.  In May 2007, we received approximately $1,800,000 in net proceeds from the sale of our Fire/EMS Services division.

If we are unable to generate sufficient revenue to meet our goals, we will need to obtain additional third-party financing to (i) conduct the sales, marketing and technical support necessary to execute our plan to substantially grow operations, increase revenue and serve a significant customer base; and (ii) provide working capital.  Therefore, we may need to obtain additional financing through the issuance of debt or equity securities, or to restructure our financial position through similar transactions to those consummated during 2006 and 2007.

We cannot assure you that we will ever be able to secure any such financing on terms acceptable to us.  If we cannot obtain such financing, we may not be able to execute our business plan or continue operations.

We may not achieve sustainable profitability with respect to the law enforcement and biometric components of our business if we are unable to maintain, improve and develop the wireless data services we offer.

We believe that our future business prospects depend in part on our ability to maintain and improve our current services and to develop new ones on a timely basis.  Our services will have to achieve market acceptance, maintain technological competitiveness and meet an expanding range of customer requirements.  As a result of the complexities inherent in our service offerings, major new wireless data services and service enhancements require long development and testing periods.  We may experience difficulties that could delay or prevent the successful development, introduction or marketing of new services and service enhancements.  Additionally, our new services and service enhancements may not achieve market acceptance.  If we cannot effectively develop and improve services we may not be able to recover our fixed costs or otherwise become profitable.

Our law enforcement and biometric division depends upon wireless networks owned and controlled by others.

If we do not have continued access to sufficient capacity on reliable networks, we may be unable to deliver services and our sales could decrease.  Our ability to grow and achieve profitability partly depends on our ability to buy sufficient capacity on the networks of wireless carriers such as Verizon Wireless, Bell South Corporation, Metrocall, Motient and AT&T Wireless and on the reliability and security of their systems.  All of our services are delivered using airtime purchased from third parties.  We depend on these companies to provide uninterrupted and bug free service and would not be able to satisfy our customers’ needs if they failed to provide the required capacity or needed level of service.  In addition, our expenses would increase and our profitability could be materially adversely affected if wireless carriers were to increase the prices of their services.  Our existing agreements with the wireless carriers generally have one-year terms.  Some of these wireless carriers are, or could become, our competitors and if they compete with us, they may refuse to provide us with their services.

New laws and regulations that impact our law enforcement and biometric division could increase our costs or reduce our opportunities to earn revenue.

We are not currently subject to direct regulation by the Federal Communications Commission (“FCC”) or any other governmental agency, other than regulations applicable to businesses in general.  However, in the future, we may become subject to regulation by the FCC or another regulatory agency.  In addition, the wireless carriers who supply us airtime and certain of our hardware suppliers are subject to regulation by the FCC and regulations that affect them could increase our costs or reduce our ability to continue selling and supporting our services.

If we fail to adequately manage our resources, it could have a severe negative impact on our financial results or stock price.

We could be subject to fluctuations in technology spending by existing and potential customers.  Accordingly, we will have to actively manage expenses in a rapidly changing economic environment.  This could require reducing costs during economic downturns and selectively growing in periods of economic expansion.  If we do not properly manage our resources in response to these conditions, our results of operations could be negatively impacted.

Our obligations to the holders of our outstanding preferred stock may adversely affect our ability to enter into potential significant transactions with other parties.

We will need to obtain the consent of the holders of a majority of the then outstanding shares of our convertible preferred stock before we can take certain actions, including the following:

•                                          a sale or other disposition of any material assets;

•                                          an acquisition of a material amount of assets;

•                                          engaging in a merger, reorganization or consolidation; or

•                                          incur or guaranty any indebtedness in excess of $50,000.

Accordingly, unless we obtain such consent, we may not be able to enter into certain transactions.

We have issued a substantial number of securities that are convertible into shares of our common stock which will result in substantial dilution to the ownership interests of our existing shareholders.

As of December 31, 2008, approximately 67,691,000 shares of our common stock were reserved for issuance upon exercise or conversion of the following securities (at conversion prices applicable as at December 31, 2008):

•                  17,589,000 shares upon exercise of outstanding stock options and warrants;

•                  2,899,000 shares upon exercise of options available for future grant under our existing option plans; and

•                  47,203,000 shares or more upon conversion of our outstanding shares of convertible preferred stock and cumulative dividends in arrears.

The exercise or conversion of these securities will result in a significant increase in the number of outstanding shares and substantially dilute the ownership interests of our existing shareholders.

A substantial number of our convertible securities are convertible into shares of common stock at a conversion price of $.30 per share.  Most of these shares are eligible for public resale.  The trading price of our common stock and our ability to raise additional financing may be adversely affected by the influx into the market of such a substantial number of shares.

Our outstanding shares of Series A, B and C Convertible Preferred Stock (collectively, the “Preferred Stock”) and cumulative dividends in arrears are convertible into approximately 47,203,000 shares of common stock as of December 31, 2008, at a per share conversion price of $.30.  Although many of the shares issuable upon conversion of our Preferred Stock are eligible for public resale under Securities Exchange Commission Rule 144, we agreed to file a registration statement to cover the public resale of all of these shares.  This significant increase in the number of shares available for public sale may have a negative impact on the trading price of our shares and substantially dilute the ownership interests of our existing shareholders.  In the event that our stock trades below $.30 per share, in order to raise additional financing we would likely be required to issue additional shares of common stock or securities convertible into common stock at a purchase or conversion price, as applicable, of less than $.30 per share.  Any issuance of shares at a purchase price of less than $.30 per share would reduce the conversion price of our Preferred Stock to such lower price.  This would require us to issue additional shares upon conversion of our Preferred Stock and further dilute the ownership interests of our existing shareholders.  To the extent these factors are viewed negatively by the market, it may provide an incentive for persons to execute short sales of our common stock that could adversely affect the trading price of our common stock.

Applicable Securities and Exchange Commission Rules governing the trading of “penny stocks” limits the trading and liquidity of our common stock, which may affect the trading price of our common stock.

Our common stock currently trades on the OTC Bulletin Board.  Since our common stock continues to trade below $5.00 per share, our common stock is considered a “penny stock” and is subject to Securities and Exchange Commission rules and regulations, which impose limitations upon the manner in which our shares can be publicly traded.  These regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the associated risks.  Under these regulations, certain brokers who recommend such securities to persons other than established customers or certain accredited investors must make a special written suitability determination regarding such a purchaser and receive such purchaser’s written agreement to a transaction prior to sale.  These regulations have the effect of limiting the trading activity of our common stock and reducing the liquidity of an investment in our common stock.

We do not intend to pay dividends in the foreseeable future.

We have never declared or paid a dividend on our common stock. In addition, the terms of our outstanding Preferred Stock preclude us from declaring or paying a dividend on our common stock unless a dividend is also declared or paid, as applicable, on our Preferred Stock.  We intend to retain earnings, if any, for use in the operation and expansion of our business and, therefore, do not anticipate paying any dividends on our common stock in the foreseeable future.

The trading price of our common stock may be volatile.

The trading price of our shares has from time to time fluctuated widely and in the future may be subject to similar fluctuations.  The trading price may be affected by a number of factors including the risk factors set forth in this proxy statement as well as our operating results, financial condition, announcements of innovations or new products by us or our competitors, general conditions in the biometrics and access control industries, and other events or factors.  Although we believe that approximately 15 registered broker dealers currently make a market in our common stock, we cannot assure you that any of these firms will continue to serve as market makers or have the financial capability to stabilize or support our common stock.  A reduction in the number of market makers or the financial capability of any of these market makers could also result in a decrease in the trading volume of and price of our shares.  In recent years broad stock market indices, in general, and the securities of technology companies, in particular, have experienced substantial price fluctuations.  Such broad market fluctuations may adversely affect the future-trading price of our common stock.

Completion of the Asset Sale may result in dilution of future earnings per share to the stockholders of BIO-key.

The completion of the Asset Sale may not result in improved earnings per share of BIO-key.  The Asset Sale could fail to produce the benefits that BIO-key anticipates, or could have other adverse effects that BIO-key currently does not foresee.  In this event, the Asset Sale could result in a reduction of earnings per share of BIO-key as compared to the earnings per share that would have been achieved if the Asset Sale had not occurred.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The Securities and Exchange Commission, or the SEC, encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions.  This proxy statement, and the documents to which we refer you in this proxy statement, contain such “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements may be made directly in this proxy statement, and they may also be made a part of this proxy statement by reference to other documents filed with the SEC, which is known as “incorporation by reference.”

Words such as “may,” “anticipate,” “estimate,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance used in connection with any discussion of future operating or financial performance identify forward-looking statements.  You should read statements that contain these words carefully.  All forward-looking statements represent present expectations of BIO-key management regarding future events, plans, objectives, expectations and intentions and are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  These risks include, but are not limited to, the risks and uncertainties set forth in “Risk Factors” beginning on page [      ] of this proxy statement.  In light of these assumptions, risks and uncertainties, the results and events discussed in the forward-looking statements contained in this proxy statement or in any document incorporated by reference might not occur.  Forward-looking statements also include information concerning possible or assumed future results of operations of BIO-key and its business, the expected completion and timing of the Asset Sale and other information relating to the Asset Sale.  There are forward-looking statements throughout this proxy statement, including, among others, under the headings “Summary” and “Consideration to be Received by BIO-key”.

You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this proxy statement or the date of the document incorporated by reference in this proxy statement.  We cannot guarantee any future results, levels of activity, performance or achievements.  Except as required by law, BIO-key does not undertake any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.  All subsequent forward-looking statements attributable to BIO-key, or to any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

ADDITIONAL INFORMATION RELATING TO THE

SPECIAL MEETING OF THE STOCKHOLDERS OF BIO-KEY

When and Where the Special Meeting Will Be Held

The special meeting of the stockholders of BIO-key will be held at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston, MA 02110 on [                    ], 2009, at [               a.m. Eastern Time].

Other Business

We are not currently aware of any business other than the named proposals to be acted upon at the BIO-key special meeting. If, however, any other matters are properly brought before the meeting, or any adjournment or postponement thereof, the persons named in the enclosed form of proxy, and acting under that proxy, will have discretion to vote or act on those matters in accordance with their best judgment.

Which Stockholders May Vote

The BIO-key board of directors has fixed the close of business on [                ], 2009 as the record date.  Only holders of record of BIO-key common stock at the close of business on the record date will be entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting.  Each share of BIO-key common stock is entitled to one vote.

At the close of business on [              ], 2009, [                        ] of our authorized common stock were issued and outstanding and held of record by [        ] stockholders.

As of the record date, the directors and executive officers of BIO-key and their affiliates held [                                ] shares of BIO-key common stock representing, approximately [                      ]% of the outstanding shares of BIO-key common stock.

How Do BIO-key Stockholders Vote

The BIO-key proxy card accompanying this proxy statement is solicited on behalf of the BIO-key board of directors for use at the special meeting.  BIO-key’s stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to BIO-key.  BIO-key’s stockholders can also submit their proxy by telephone or the Internet.  All proxies that are properly executed and returned, or submitted by telephone or the Internet, and that are not revoked, will be voted at the special meeting in accordance with the instructions indicated thereon.  Executed or submitted but unmarked proxies will be voted FOR approval of all of the proposals listed on the proxy card.

Quorum and Vote Required to Approve Each Proposal

The presence at the meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the special meeting will be necessary to constitute a quorum.

Voting requirements for the approval of the Asset Sale proposal.    Assuming a quorum is present, approval of the Asset Sale proposal will require the affirmative vote of the holders of a majority of the outstanding shares of the BIO-key common stock.

Voting requirements for the adjournment proposal.    Assuming a quorum is present, the approval of the adjournment proposal will require the affirmative vote of the holders of a majority of the outstanding shares of BIO-key common stock present, either in person or by proxy, and entitled to vote at the special meeting.

Abstentions; Broker Non-Votes

The inspector of elections at BIO-key’s special meeting will treat abstentions and shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and as having voting power for the purpose of determining the outcome of any matter submitted to BIO-key’s stockholders for a vote.  Abstentions will have the effect of votes against any proposal to be considered at the special meeting.

Broker non-votes occur when a broker holding stock in street name does not vote the shares on some or all matters.  Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instruction from the beneficial owner of the stock but are not permitted to vote on non-routine matters.  Uncast votes on non-routine matters are referred to as “broker non-votes.”  The inspector of elections will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.  However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, the inspector of elections will be required to treat those shares as not having voting power with respect to that matter (even though their shares may represent voting power with respect to other matters, such as routine matters).  Broker non-votes will not be considered to have been voted for or against the approval of the Asset Sale proposal.  However, because the votes required to approve the Asset Sale proposal are based on a percentage of the total number of shares outstanding, rather than as a percentage of the voting power represented at the meeting, broker non-votes will have the effect of a vote against those proposals.  Broker non-votes will have no effect on the adjournment proposal.

Revocability of Proxies

Stockholders of record who execute proxies may revoke them by giving written notice to, or by signing and delivering a new, valid proxy bearing a later date to, BIO-key’s Secretary at any time before such proxies are voted.  Stockholders who submit a proxy by telephone or the Internet can revoke them by submitting another proxy by telephone or the Internet at any time before such proxy is voted.  Attendance at the special meeting will not have the effect of revoking a proxy unless the stockholder attending the special meeting notifies the Secretary, in writing, of the revocation of the proxy at any time prior to the voting of the shares represented by the proxy.  If a stockholder’s shares are held in “street name,” the stockholder must contact its broker, bank or other nominee to change its vote.

Solicitation of Proxies and Expenses of Solicitation

BIO-key will bear the costs of printing, filing and mailing this proxy statement.  BIO-key will also bear the costs of holding the special meeting and the cost of soliciting proxies.  In addition to solicitation by mail, BIO-key’s directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone, facsimile, e-mail and personal meetings.  BIO-key has retained StockTrans, Inc. to aid in the solicitation of proxies from stockholders for an estimated initial retainer of $5,000, plus additional out-of-pocket expenses.  The extent to which these proxy soliciting efforts will be necessary depends entirely upon how promptly proxies are received.  You should send in your proxy by mail without delay or vote by telephone or using the Internet.  We also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.  A more complete description of how to send your proxy is included on the proxy accompanying this proxy statement.

Dissenters’ Rights

Under Delaware law, holders of our common stock are not entitled to appraisal rights with respect to the matters to be considered at the BIO-key special meeting.

Internet Availability of Proxy Materials

These proxy solicitation materials were first mailed on or about [              ], 2009 to all stockholders entitled to vote at the BIO-key special meeting.  Pursuant to the rules recently adopted by the Securities and Exchange Commission, we are permitted to provide access to our proxy material over the Internet instead of mailing a printed copy of the proxy material to each stockholder.

Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method by providing paper copies as well as providing access to our proxy materials on a publicly accessible Web site.  Our proxy statement and proxy are available at www.[                    ].

Assistance

If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact BIO-key or its proxy solicitor StockTrans, Inc.

BIO-key International, Inc.	StockTrans, Inc.
300 Nickerson Road	44 W. Lancaster Avenue
Marlborough, MA 01752	Ardmore, PA 19003
Attention: Secretary	Attention: Angela Lamb
Telephone: (508) 460-4012	Telephone: (610) 649-7300
Toll Free: (800) 981-0842 ext. 4012	Toll Free: (800) 733-1121

PROPOSAL ONE — THE ASSET SALE PROPOSAL

The following is a description of the material aspects of the Asset Sale, including the Asset Purchase Agreement.  While BIO-key believes that the following description covers the material terms of the Asset Sale and the Asset Purchase Agreement, the description may not contain all of the information that is important to you.  In particular, the following summary of the Asset Sale proposal and the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the copies of the related documents attached to this proxy statement as Annex A through Annex D.  BIO-key encourages you to read carefully this entire proxy statement and the other documents to which we refer, including the Asset Purchase Agreement attached to this proxy statement as Annex A, for a more complete understanding of the Asset Sale proposal.

Background of the Asset Sale

On March 30, 2004, BIO-key acquired Public Safety Group, Inc., which we refer to as PSG, a privately held company focused on wireless solutions for law enforcement and public safety markets.  PSG’s primary technology is PocketCop™, a handheld solution that provides mobile officers, such as detectives who are not typically in their vehicles, a hand-held mobile information software solution.

On August 30, 2004, BIO-key completed a transaction with Aether Systems, Inc., a leading provider of wireless data solutions, to purchase its Mobile Government Division, whose customers were public safety organizations - primarily state and local police, fire and rescue and emergency medical services organizations.  These two acquisitions formed the basis for BIO-key’s Law Enforcement Division.

In 2006, BIO-key began seeing changing market conditions such that (i) the mobile market was maturing and becoming a slow growth market; (ii) customers were increasingly looking for complete end-to-end public safety technology solutions, not just a series of stand-alone applications; and (iii) the hand-held market, which offered significant growth potential, was still several years away from achieving revenue mass.  As a result, BIO-key began having conversations with a number of companies regarding potential relationships, whether they be strategic partnerships, sales or acquisitions to strategically enhance the Law Enforcement Division’s competitive position.

After conducting several interviews and considering several different investment bankers, Kaufman Bros. L.P. (referred to as “Kaufman Bros.”) was retained on April 6, 2006 to advise BIO-key on a broad range of issues, including strategic opportunities for the Law Enforcement Division.  Kaufman Bros. identified a number of potential transaction partners with which BIO-key management had discussions of varying length and seriousness.

One of the companies with which BIO-key management engaged in discussions was InterAct911 Mobile Systems, Inc., which we refer to as InterAct, an affiliate of a company BIO-key had previously worked cooperatively with in certain customer selling situations because such affiliate’s CAD/RMS products could be integrated with BIO-key’s mobile solutions.  For more than a year, the two companies had on and off discussions about a business combination.  The discussions ebbed and flowed with varying levels of interest and ultimately discussions terminated in 2008 because the financing needed for ongoing working capital could not be secured.

On February 19 and 20, 2009, a regularly scheduled quarterly directors’ meeting was expanded into a two-day retreat held at BIO-key’s offices.  In attendance were all of BIO-key’s directors, its legal counsel and a representative from Kaufman Bros.  The purpose of this expanded meeting was to conduct an in-depth operational review of BIO-key’s business for the year just ended and to review the forecast and budget for 2009.  Additionally, extensive discussions took place with respect to the objectives for management to use in considering any transaction involving the Law Enforcement Division.

In early spring of 2009, discussions between InterAct and Bio-key resumed, but the nature of a potential transaction changed from a potential business combination to the sale of the Law Enforcement Division to InterAct.  On April 3, 2009, InterAct presented BIO-key with a term sheet to purchase the Law Enforcement Division.  BIO-key’s board of directors rejected the offer because it did not consider the aggregate proposed purchase price to be adequate.

After consulting with the board of directors of BIO-key, Thomas J. Colatosti, Board Chair, contacted Matt Roszak, Chief Financial Officer of SilkRoad Equity, LLC, the majority owner of InterAct (referred to as “SilkRoad”), to inform him of BIO-key’s decision.  These two individuals became the primary interfaces between the two companies on this transaction.  Between April 20, 2009 and May 22, 2009, Messrs. Colatosti and Roszak exchanged various proposals as to the material transaction terms including the total price, length and terms of the deferred payment, number and price of warrants that would be issued to SilkRoad and closing adjustments.

On May 22, 2009, InterAct submitted a term sheet to BIO-key in which the aggregate consideration would be $11,000,000, of which $7,000,000 would be paid at closing and $4,000,000 would be paid over three years.  SilkRoad would also be issued a warrant to purchase 9.9% of BIO-key’s common stock at $.30 per share.

The BIO-key board of directors meet telephonically on May 22, 2009 and approved the proposed fundamental pricing terms to sell the Law Enforcement Division to InterAct.  Mr. Colatosti was asked to work with counsel to finalize the other aspects of the term sheet.

Between June 1, 2009 and June 11, 2009, legal counsel for both companies exchanged several versions of the term sheet.

On June 11, 2009, a term sheet reflecting input from the parties’ respective counsel and signed by InterAct was presented to BIO-key.  On that day, the term sheet was transmitted to the BIO-key board of directors.  After discussion, on June 11, 2009, the BIO-key directors approved the term sheet, which Mr. Colatosti was authorized to execute on behalf of BIO-key.

Immediately thereafter, the due diligence process began whereby BIO-key provided InterAct with substantial financial, contract, customer and personnel data.  BIO-key also conducted its own due diligence on InterAct, including a financial review of InterAct and  SilkRoad.  BIO-key also interviewed InterAct’s two other primary owners, Foundation Equity and Bay Capital.  BIO-key also interviewed SilkRoad’s banker and auditor.

In parallel to the due diligence process, the two companies and their legal counsel negotiated an Asset Purchase Agreement during late July and early August of 2009.  During this process, SilkRoad agreed to guarantee the deferred portion of the purchase price.  On August 13, 2009, the BIO-key board of directors convened and negotiated the form of Asset Purchase Agreement and reviewed and discussed the fairness opinion of Kaufman Bros.  The board of directors of BIO-key unanimously authorized the execution of the Asset Purchase Agreement which took place later that same day.

BIO-key’s Reasons for the Asset Sale

In approving the Asset Sale pursuant to the terms of the Asset Purchase Agreement and recommending that the BIO-key stockholders approve the Asset Sale proposal, the BIO-key board of directors considered a number of factors, including those listed below.  The BIO-key board of directors believes that the Asset Sale and the Asset Purchase Agreement are advisable and in the best interests of BIO-key and its stockholders.  Among the factors that the BIO-key board of directors considered are the following:

•                  In 2007, the Company began seeing changing market conditions such that (i) the mobile market was maturing and was becoming a slow growth market; (ii) customers were increasingly looking for complete end-to-end public safety technology solutions,  not just a series of  best-in-class application; and (iii) the hand-held market, which offered significant growth potential, was still several years away from achieving revenue mass.  As a result, BIO-key began having numerous conversations with several companies regarding potential relationships, including but not limited to partnerships, sales, merger or acquisitions, to strategically enhance the Law Enforcement Division’s competitive positioning.

•                  In 2009, the Company saw an important uptick in the potential of its biometric business.  The Company realized that it lacked the resources to invest in both the Law Enforcement business and the Biometrics business at the same time and to also redeem its outstanding convertible preferred stock.

•                  BIO-key believed that its public market value was being constrained because of (i) the high dividend rate of the convertible preferred stock and its negative impact on the Company’s balance sheet; and (ii) the preference and number of shares of convertible preferred stock, which, as a practical matter, prohibited the Company from raising new financing to meet the investment needs of both the Law Enforcement and Biometric businesses.

•                  Therefore, the rationale of BIO-key’s board of directors to sell the Law Enforcement business was largely based on the board of directors’ desire to satisfy the obligations due to holders of the Company’s convertible preferred stock, to unlock the value in the Company’s common stock and to obtain the necessary cash to invest in the Biometrics business.

The BIO-key board of directors also considered a variety of risks and other potentially negative factors applicable to the Asset Sale.  In addition to the proposed Asset Sale with InterAct, the board of directors of the Company considered similar but less attractive transactions with other third parties.  Additionally, the board of directors of the Company considered redeeming the Company’s convertible preferred stock by reducing the conversion price to a price that was discount to market and converting the shares of convertible preferred stock to common stock.  This action would likely have added more than 100 million shares to our capital structure and would therefore have significantly diluted common shareholders.  The board of directors of BIO-key realized, however, that even such prohibitively expensive alternative may not have been approved by the holders of convertible preferred stock because the dilutive effect of such conversion could dramatically erode the price and liquidity of the Company’s common stock.

Risks of the Asset Sale

The foregoing summarizes those material factors and risks considered by the BIO-key board of directors but it is in no way meant to be exhaustive of the discussion and information considered by the board of directors.  In view of its many considerations, the BIO-key board of directors did not quantify or otherwise assign relative significance to each factor considered.  In addition, each member of the board of directors may have given different significance to various factors.  The BIO-key board of directors concluded that the potential benefits of the Asset Sale on the terms of the Asset Sale Purchase Agreement outweighed the potential risks of the transaction and that, overall, the proposed Asset Sale had greater potential benefits to BIO-key, its stockholders and other stakeholders than other strategic alternatives currently available to BIO-key.

After discussing and evaluating all of these considerations, the BIO-key board of directors:

•                  determined that the Asset Purchase Agreement, the Asset Sale and other transactions contemplated thereby are fair to BIO-key and in the best interests of BIO-key and its stockholders;

•                  approved and adopted the Asset Purchase Agreement, the Asset Sale and the other transactions contemplated thereby in accordance with the requirements of Delaware General Corporation Law; and

•                  resolved to recommend that BIO-key’s stockholders approve the Asset Sale pursuant to the terms of the Asset Purchase Agreement.

Recommendation of the BIO-key Board of Directors

For the reasons set forth above, the BIO-key board of directors believes that the Asset Sale is in the best interests of BIO-key and its stockholders and recommends that the stockholders vote FOR the approval of the Asset Sale pursuant to the terms of the Asset Purchase Agreement.

Opinion of Kaufman Bros. L.P. to the Board of Directors of BIO-key

BIO-key engaged Kaufman Bros. L.P., or Kaufman Bros., to render an opinion as to the fairness, from a financial point of view, of the aggregate purchase price to be received by BIO-key’s stockholders in the sale, as part of the Asset Sale, of substantially all of the assets of BIO-key’s Law Enforcement Division.  Separately, BIO-key previously engaged, and Kaufman Bros. currently serves, as BIO-key’s financial advisor with respect to the Asset Sale.  On August 13, 2009, Kaufman Bros. delivered its oral opinion to the Chairman of the Board of Directors of BIO-key, subsequently followed by delivery of a written opinion to the BIO-key board of directors, to the effect that, as of August 13, 2009, and based upon and subject to the qualifications, limitations and assumptions set forth in the opinion, the aggregate purchase price to be received by the stockholders in the Asset Sale is fair, from a financial point of view, to BIO-key’s stockholders.

This summary of Kaufman Bros.’ written opinion is qualified in its entirety by reference to the full text of Kaufman Bros.’ written opinion, dated August 13, 2009, and attached to this proxy statement as Annex B.  You are urged to, and should, read Kaufman Bros.’ written opinion carefully and in its entirety.  Kaufman Bros.’ written opinion addresses only the fairness, from a financial point of view, of the aggregate purchase price to be received by the stockholders in the Asset Sale, as of the date of Kaufman Bros.’ written opinion.  The opinion of Kaufman Bros. was provided for the information and assistance of the BIO-key board of directors in connection with its consideration of the Asset Sale.  The opinion of Kaufman Bros. does not address any other aspect of the Asset Sale and does not constitute a recommendation to any securityholder as to how such securityholder should vote or act with respect to any matters relating to the Asset Sale or otherwise.  The form and amount of consideration payable in the Asset Sale were determined through negotiations between BIO-key and InterAct, and were approved by the board of directors of BIO-key.  Kaufman Bros.’ opinion was among many factors that the board of directors took into consideration in making its determination to approve the Asset Sale.

Material and Information Considered with Respect to the Asset Sale

In arriving at its opinion, Kaufman Bros., among other things:

(i)                                     reviewed an unexecuted draft of the Asset Purchase Agreement, dated August 12, 2009, relating to the Asset Sale;

(ii)                                  reviewed certain information furnished to Kaufman Bros. by BIO-key’s management, including financial forecasts and analyses, relating to the business, operations and prospects of the Law Enforcement Division;

(iii)                               held discussions with members of BIO-key’s senior management concerning the matters described in clauses (i) and (ii) above and certain other matters Kaufman Bros. believed necessary or appropriate to its inquiry;

(iv)                              compared the results of operations of the Law Enforcement Division with that of certain publicly traded companies which Kaufman Bros. deemed to be reasonably similar to the Law Enforcement Division;

(v)                                 compared the proposed financial terms of the Asset Sale with the financial terms of certain other transactions that Kaufman Bros. deemed relevant; and

(vi)                              conducted such other financial studies, analyses and investigations as Kaufman Bros. deemed appropriate.

The opinion also reflects Kaufman Bros.’ familiarity, developed in the course of serving as financial advisor to BIO-key since June 2008, with BIO-key’s business and prospects, as well as prevailing trends in the markets in which BIO-key participates.

In connection with its review, Kaufman Bros. did not assume any responsibility for independent verification of any of the information utilized in its analyses and relied upon and assumed the accuracy and completeness of all of the financial, accounting, tax and other information that was available to Kaufman Bros. from public sources, that was provided to it by BIO-key, or that was otherwise reviewed by Kaufman Bros.  With respect to financial projections provided to Kaufman Bros. by BIO-key, Kaufman Bros. assumed that such financial projections were reasonably prepared in good faith, reflecting the best currently available estimates and judgments of the management of BIO-key, as to the future operating and financial performance of the Law Enforcement Division.  Kaufman Bros. assumed no responsibility for and expressed no view or opinion as to such forecasts or the assumptions on which they are based.

Kaufman Bros. also assumed, with BIO-key’s consent, that the Asset Sale would be consummated in accordance with the terms and conditions set forth in the unexecuted draft Asset Purchase Agreement and certain related documents that it reviewed.  Kaufman Bros. neither conducted a physical inspection of the properties and facilities of BIO-key nor made or obtained any evaluations or appraisals of the assets or liabilities of BIO-key.  In addition, Kaufman Bros. did not conduct any analysis concerning the solvency of BIO-key.  Kaufman Bros.’ opinion addressed only the fairness, from a financial point of view, of the aggregate purchase price to be received by the stockholders in the Asset Sale, and did not address any other aspect or implication of the Asset Sale or any other agreement, arrangement or understanding entered into in connection with the Asset Sale or otherwise.

Kaufman Bros.’ opinion is necessarily based upon information made available to it as of the date of its opinion, and upon financial, economic, market and other conditions as they existed and could be evaluated on the date of Kaufman Bros.’ opinion.  Kaufman Bros.’ opinion did not address the relative merits of the Asset Sale as compared to other business strategies that might be available to BIO-key, nor did it address BIO-key’s underlying business decision to proceed with the Asset Sale.  Kaufman Bros.’ opinion did not express any opinion as to any tax or other consequences that might result from the Asset Sale, nor did its opinion address any legal, tax, regulatory or accounting matters.

In preparing its opinion, Kaufman Bros. performed a number of financial and comparative analyses, including those further described below.  The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description.  Kaufman Bros. believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying its opinion.

No company or transaction used in the analyses performed by Kaufman Bros. as a comparison is identical to BIO-key or the contemplated Asset Sale.  In addition, Kaufman Bros. may have given some analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuation resulting from any particular analysis described below should not be taken to be Kaufman Bros.’ view of the actual value of the Law Enforcement Division.  The analyses performed by Kaufman Bros. are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses.  In addition, analyses relating to the value of businesses or assets do not purport to be appraisals or to necessarily reflect the prices at which businesses or assets may actually be sold.  The analyses performed were prepared solely as part of Kaufman Bros.’ analysis of the fairness, from a financial point of view, of the aggregate purchase price to be received by the stockholders in the Asset Sale, and were provided to the board of directors in connection with the delivery of Kaufman Bros.’ opinion.

In reaching the conclusions presented in its opinion, Kaufman Bros. did not receive any instructions from BIO-key in terms of what conclusions it should reach, and BIO-key did not impose any limitation on Kaufman Bros. on the scope of its investigation in preparation of the opinion.

Valuation Methods and Analyses

The following is a summary of material financial analyses performed by Kaufman Bros. in connection with its oral opinion presented to the Chairman of the Board of Directors of BIO-key on August 13, 2009 and the preparation of its written opinion to the board of directors dated August 13, 2009.  Certain of the following summaries of financial analyses that were performed by Kaufman Bros. include information presented in tabular format.  In order to understand fully the material financial analyses that were performed by Kaufman Bros., the tables should be read together with the text of each summary.  The tables alone do not constitute a complete description of the material financial analyses.  The Kaufman Bros. opinion is based on the totality of the various analyses performed by Kaufman Bros., and no particular portion of the analyses has any merit standing alone.

Comparable Public Company Analysis.  Kaufman Bros. performed a comparable public company analysis, which is intended to provide an implied value of a company by comparing certain financial information of the Law Enforcement Division with corresponding financial information of similar public companies.  Kaufman Bros. selected companies whose stock was publicly traded, that shared similar business characteristics with the Law Enforcement Division’s business, and for which relevant financial information was available publicly.  Specifically, Kaufman Bros. selected publicly traded companies that operated primarily in the public safety software sectors.  Kaufman Bros. excluded companies that may have offered services similar to the Law Enforcement Division, but that also derived a large part of their revenues from businesses dissimilar to Law Enforcement Division.  No company utilized in the comparable company analysis is identical to the Law Enforcement Division.

For purposes of this analysis, Kaufman Bros. utilized financial information obtained from publicly available information and Wall Street research consensus estimates as of August 12, 2009 for each company listed below.  In this analysis, Kaufman Bros. considered various financial data including enterprise values (calculated as fully diluted market capitalization, plus book value of total debt, preferred stock and minority interest, and less cash and cash equivalents) as a multiple of estimated revenue and EBITDA (calculated as earnings before interest, taxes, depreciation, amortization and stock-based compensation), but focused on enterprise values as a multiple of revenue for the last twelve months (LTM) and calendar years (CY) 2009 and 2010.

Kaufman Bros. noted that the analysis indicated the implied mean, median, high, and low multiples for the sector of companies as a group as presented in the table below.

	Enterprise Value / Revenue
	LTM		CY 2009E		CY 2010E

Constellation Software Inc.	1.8	x	1.7	x	1.5	x
Tyler Technologies, Inc.	2.1	x	2.0	x	1.8	x
Federal Signal Corp.	0.7	x	0.8	x	0.8	x
TeleCommunication Systems Inc.	1.4	x	1.4	x	1.3	x
Guidance Software, Inc.	0.7	x	0.8	x	0.7	x
High	2.1	x	2.0	x	1.8	x
Mean	1.4	x	1.3	x	1.2	x
Median	1.4	x	1.4	x	1.3	x
Low	0.7	x	0.8	x	0.7	x

Kaufman Bros. applied this range of multiples to the Law Enforcement Division’s revenue for the comparable periods based on management’s estimates and added the Law Enforcement Division’s net cash balance to derive an implied equity value for the Law Enforcement Division as follows:

	Financial
	Statistic —	Comparable
	Management	Company Multiple	Implied Equity
($ in millions)	Projections	Range	Value

LTM Revenue	$9.5	0.7x - 2.1x	$6.7 - $19.9
2009 Revenue	$10.0	0.8x - 2.0x	$10.0 - $20.0
2010 Revenue	$10.3	0.7x - 1.8x	$7.2 - $18.5

Kaufman Bros. noted that the aggregate purchase price of $11,000,000 was within or above the range of implied values derived by the comparable public company analysis.

Comparable Precedent Transaction Analysis.  Kaufman Bros. also performed a comparable precedent transaction analysis, which is intended to provide an implied value of a company based on publicly available financial terms of selected transactions that share certain characteristics with the Asset Sale.  In connection with its analysis, Kaufman Bros. compared publicly available statistics for transactions that were completed between January 1, 2000 and August 12, 2009 in which the target company operated in the public safety software sector and whose transaction values were between $10 million and $2 billion.  Kaufman Bros. selected these precedent transactions because the target companies were in the same sector as the Law Enforcement Division and because the precedent transaction values were comparable in size to the Asset Sale.  Kaufman Bros. excluded transactions whose targets may have offered services similar to the Law Enforcement Division, but who also derived a large part of their revenues from businesses dissimilar to the Law Enforcement Division.  No company or transaction utilized in the precedent transaction analysis is identical to the Law Enforcement Division or the Asset Sale.

For each transaction, Kaufman Bros. considered various financial data including (i) the ratio of the transaction value to the last twelve month’s revenue, where available, of the acquired company and (ii) the ratio of the transaction value to the last twelve month’s EBITDA, where available, of the acquired company, but focused on the ratio of the transaction value to the last twelve month’s revenue, where available, of the acquired company.

Based on the analysis, Kaufman Bros. selected ranges of multiples of the comparable precedent transactions below:

Target	Acquirer
SYS Technologies, Inc.	Kratos Defense & Security Solutions, Inc.
CompuDyne Corp.	The Gores Group LLC
Intergraph Corp.	Hellman & Friedman LLC, Texas Pacific Group
West Corp.	Thomas H. Lee Partners, Quadrangle Group LLC
Intrado Inc.	West Corp.
Plant Equipment	Golden Gate Capital
PEC Solutions, Inc	Nortel Networks Inc
HTE, Inc.	SunGard Data Systems, Inc.
Lucent Public Safety Systems (Lucent Technologies, Inc.)	Intrado (SCC Communication Corp.)
Printrak International Inc	Motorola, Inc.

Kaufman Bros. then applied this range of multiples to the Law Enforcement Division’s revenue for the comparable period and added the Law Enforcement Division’s net cash balance to derive an implied equity value for the Law Enforcement Division as follows:

Financial
	Statistic —	Comparable
	Management	Company Multiple	Implied Equity
($ in millions)	Projections	Range	Value

LTM Revenue	$9.5	0.7x - 2.8x	$6.7 - $26.6

Kaufman Bros. noted that the aggregate purchase price of $11,000,000 was within or above the range of implied values derived by the comparable precedent transaction analysis.

Discounted Cash Flow Analysis.  Kaufman Bros. performed a discounted cash flow analysis to calculate the estimated present value of the unlevered, after-tax free cash flows that the Law Enforcement Division could generate over the period from the second half of 2009 through 2013.  In connection with this analysis, Kaufman Bros. calculated a range of present equity values for the Law Enforcement Division.  Kaufman Bros. used certain projected financial performance estimates for the fiscal years ending 2009 through 2013 based on internal estimates that BIO-key’s management provided to Kaufman Bros.

Kaufman Bros. calculated the projected unlevered free cash flows for the Law Enforcement Division for 2009 through 2013.  Kaufman Bros. then calculated ranges of estimated terminal values based on the perpetual growth of calendar year 2013 estimated free cash flow of $0.7 million using selected unlevered free cash flow growth rate percentages ranging from 2.5% to 3.5%.  The amounts were discounted to present value using discount rates of 14% to 18%.  Kaufman Bros. then added the estimated ranges of present values of unlevered free cash flows to the ranges of estimated terminal values and to the Law Enforcement Division’s cash balance as of June 30, 2009 to derive illustrative ranges of implied present equity values for the Law Enforcement Division.  This analysis indicated the following implied equity reference range for the Law Enforcement Division, as compared to the Asset Sale consideration:

Illustrative Implied
Equity Reference Range for
the Law Enforcement Division	Asset Sale Consideration

$9.0 - $11.0	$11.0

Kaufman Bros. noted that the aggregate purchase price of $11,000,000 was within or above the range of implied values derived by the discounted cash flow analysis based on management projections.

Other Factors.  In rendering its opinion, Kaufman Bros. also reviewed and considered other factors, including (i) the working capital adjustments factored into the Asset Sale and (ii) the inclusion and value of the Warrant to purchase BIO-key common stock to be issued to SilkRoad in the Asset Sale.

General

Pursuant to an engagement letter dated July 30, 2009, the BIO-key board of directors engaged Kaufman Bros. to deliver its opinion as to the fairness, from a financial point of view, of the aggregate purchase price to be received by the BIO-key stockholders in the Asset Sale.  Kaufman Bros. was selected by the board of directors of BIO-key based on Kaufman Bros.’ reputation as a recognized investment banking firm with experience in the small cap technology market.  Additionally, Kaufman Bros. showed an excellent understanding of BIO-key’s business and demonstrated a strong and sincere interest in working with BIO-key.  Kaufman Bros., as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, bankruptcy reorganizations and similar recapitalizations, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes.  Separately from the fairness opinion engagement, Kaufman Bros. has served and continues to serve as financial advisor to BIO-key, pursuant to a previous engagement letter dated June 9, 2008, in connection with the Asset Sale.  In the ordinary course of its business as a broker-dealer and market maker, Kaufman Bros. may have long or short positions, either on a discretionary or nondiscretionary basis, for its own account or for those of its clients, in the securities of BIO-key.  The opinion was reviewed and approved by Kaufman Bros.’ fairness opinion committee.

Pursuant to the terms of the engagement letter dated July 30, 2009, Kaufman Bros. is due a cash fee of $25,000 upon delivery of its opinion to the board of directors.  No portion of the opinion fee is contingent upon either the conclusion expressed in the opinion or whether the Asset Sale is successfully consummated.  Separately, pursuant to the terms of the engagement letter dated June 9, 2008, Kaufman Bros. is due a cash fee equal to 4.0% of the aggregate purchase price in the Asset Sale (assuming an aggregate purchase price of $11,000,000), conditioned upon the consummation of the Asset Sale.  BIO-key has also agreed to reimburse Kaufman Bros.’ reasonable out-of-pocket expenses, including reasonable fees and expenses of its legal counsel, and to indemnify Kaufman Bros. and related parties against certain liabilities arising out of that engagement, including liabilities under the federal securities laws, relating to, or arising out of, its engagement.  The terms of the fee arrangements with Kaufman Bros., both with respect to the June 9, 2008 engagement letter and the July 30, 2009 engagement letter, are customary in transactions of this nature, were negotiated at arm’s length between BIO-key and Kaufman Bros., and the BIO-key board of directors was aware of such fee arrangements.

Purpose of the Asset Sale

The cash payment to BIO-key that is a part of the Asset Sale will be used by BIO-key to redeem outstanding shares of the Company’s convertible preferred stock and for working capital purposes.

Effects of the Asset Sale

If the Asset Sale and the Asset Purchase Agreement are approved by our stockholders and the other conditions to closing are satisfied, we expect that our primary operational focus will be on our advanced fingerprint identification biometric technology and software solutions.  BIO-key’s public reporting obligations and the listing of our common stock on the OTC Bulletin Board will not be affected as a result of completing the Asset Sale.

If the Asset Sale is not approved by our stockholders and therefore not completed, we will seek to continue to develop the Law Enforcement Division as well as to consider and evaluate other strategic opportunities.  There can be no assurances that our development of the Law Enforcement Division or any alternative strategic opportunities will result in the same or greater value to shareholders as the proposed Asset Sale.

Relationship between BIO-key and InterAct

BIO-key and InterAct Public Safety Systems, an affiliate of InterAct, have collaborated on several commercial projects in the past, including commercial arrangements in which products used in the Law Enforcement Division (including elements of the MobileCop®, PocketCop®, MobileRescue™, MobileOffice™, and InfoServer™ product lines) have been integrated with those of InterAct Public Safety Systems and sold to law enforcement agencies and other emergency response customers.  Outside of those commercial dealings, there are no material relationships among BIO-key and InterAct or any of their respective affiliates other than in respect of the Asset Purchase Agreement and the related ancillary agreements.

Interests of Executive Officers and Employees of BIO-key in the Asset Sale

When considering the recommendation of the BIO-key board of directors regarding the Asset Sale proposal, some of BIO-key’s executive officers have interests in the Asset Sale that are different from, or in addition to, any interest they may have as BIO-key stockholders.

On October 4, 2008, BIO-key renewed its year-to-year employment agreement with Kenneth Souza to serve as Executive Vice President and General Manager, Law Enforcement of the Company.  In the event of termination without cause, Mr. Souza shall continue to be paid his current base salary for the greater of six months from the date of such termination or the number of months remaining until the end of the term of his employment agreement.

As of August 1, 2009, Mr. Souza beneficially owned five hundred fifty thousand (550,000) options of BIO-key, which are fully-vested.  Three hundred thousand (300,000) of the options are exercisable at the price of $1.05 per share while the remaining two hundred fifty thousand (250,000) options are exercisable at the price of $0.75 per share.  As of August 1, 2009, certain employees of BIO-key who will be transferred to InterAct911 as part of the Asset Sale also held an aggregate of 787,331 options of BIO-key.  Generally, an optionholder has 90-days after his employment relationship with BIO-key terminates to exercise his vested options.  The board of directors of BIO-key may determine, in the future, that (i) Mr. Souza and such transferred employees will have an extended period of time in which to exercise their vested options and (ii) the unvested options of the transferred employees will continue to vest until such options are fully vested and/or the extended time period has elapsed.

The BIO-key board of directors was aware of these interests and took them into account in its deliberations of the merits of the Asset Sale and the Asset Purchase Agreement and in approving the Asset Sale and the Asset Purchase Agreement.

Dissenters’ Rights

There will be no change in your rights as a stockholder as a result of the Asset Sale.  Delaware law does not provide for appraisal or other similar rights for dissenting stockholders in connection with the Asset Sale, and we do not intend to independently provide stockholders with any such right.  Our shares of common stock will remain publicly traded on the OTC Bulletin Board following the closing of the Asset Sale.

Dilution of  Existing BIO-key Stockholders

If the Asset Sale is completed and if SilkRoad were to exercise its right to exercise its Warrant to purchase 8,000,000 shares of BIO-key common stock, the shareholdings of the current BIO-key stockholders will be proportionately diluted due to the issuance of an additional 8,000,000 shares of BIO-key’s common stock to SilkRoad.

Material United States Federal Income Tax Consequences of the Asset Sale

The discussion set forth below summarizes the material United States federal income tax consequences of the Asset Sale.  This discussion is based on the Internal Revenue Code, existing and proposed Treasury regulations thereunder and administrative rulings and court decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations (possibly with retroactive effect).  Any such change or differing interpretation could alter the tax consequences described herein.

This discussion is not a complete description of all the United States federal income tax consequences that may be relevant to the Asset Sale.  In addition, the following discussion does not address the tax consequences of the Asset Sale under foreign, state or local tax laws, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Asset Sale (whether or not any such transactions are undertaken in connection with the Asset Sale), including without limitation the tax consequences of the issuance, exercise or disposition of the Warrant or the redemption of outstanding shares of BIO-key’s convertible preferred stock.  Neither BIO-key nor InterAct has requested, nor will request, a ruling from the Internal Revenue Service with regard to any of the tax consequences of the Asset Sale.

Material United States Federal Income Tax Consequences to BIO-key of the Asset Sale

The Asset Sale will be treated as a taxable asset sale, with BIO-key as the seller and InterAct as the buyer.  Accordingly, BIO-key will generally recognize taxable gain or loss in the transaction with respect to each asset that it sells to InterAct, computed in each case as the fair market value of the consideration (including liabilities assumed) allocable to such asset less the adjusted tax basis of such asset sold.  BIO-key expects to recognize taxable gain on the Asset Sale.  Although BIO-key has net operating loss carryforwards that potentially could offset a portion of such gain, such loss carryforwards could be unavailable, in whole or in part, to offset such gain due to potentially applicable limitations under the Internal Revenue Code.

Material United States Federal Income Tax Consequences to BIO-key Stockholders of the Asset Sale

The Asset Sale, by itself, will have no material United States federal income tax consequences to BIO-key’s existing stockholders as such.  Therefore, holders of BIO-key stock will not recognize a tax gain or tax loss upon consummation of the Asset Sale.

Regulatory Matters

Mergers and acquisitions that may have an impact on commerce in the United States are subject to review by the Department of Justice, referred to as the Antitrust Division, and the Federal Trade Commission, referred to as the FTC, to determine whether they comply with applicable antitrust laws.  BIO-key does not believe that the Asset Sale is subject to premerger review by any governmental authorities under the antitrust laws of the jurisdictions where BIO-key and InterAct conduct business.

Nevertheless, even after completion of the Asset Sale, the Antitrust Division, the FTC, or any other United States or foreign governmental authority could challenge or seek to unwind the Asset Sale under the antitrust laws as it deems necessary or desirable in the public interest.  Moreover, in some jurisdictions, a competitor, customer or other third party could initiate a private action under the antitrust laws challenging or seeking to enjoin or unwind the Asset Sale before or after it is completed.

Accounting Treatment

In accordance with accounting principles generally accepted in the United States, InterAct will account for the Asset Sale using the acquisition method of accounting for business combinations.  InterAct will allocate the purchase price to the net tangible and intangible assets acquired based on their respective fair values at the date of the completion of the Asset Sale.  Any excess of the purchase price over those fair values will be recorded as goodwill.

Our Public Accountants — Presence at the Special Meeting

Representatives of CCR LLP, our public accountants, are expected to be present, and to be available to respond to appropriate questions, at the special meeting.  They will have the opportunity to make a statement if they desire to do so; they have indicated that, as of the date of this proxy statement, they do not.

PROPOSAL ONE - ASSET SALE

The following summary describes the material provisions of the Asset Purchase Agreement.  The provisions of the Asset Purchase Agreement are complicated and not easily summarized.  This summary may not contain all of the information about the Asset Purchase Agreement that is important to you.  The Asset Purchase Agreement is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement, and we encourage you to read it carefully in its entirety for a more complete understanding of the Asset Purchase Agreement.

The Asset Sale

Acquired assets.    The Asset Purchase Agreement provides for the sale of substantially all of the assets of the Law Enforcement Division to InterAct911 Mobile Systems, Inc., or InterAct, a Delaware corporation and wholly-owned subsidiary of InterAct911 Corporation.  The assets to be acquired include BIO-key’s customer contracts, intellectual property, accounts receivables, equipment, inventories, software, technologies, communication systems and goodwill relating to its Law Enforcement Division.  In addition, it is anticipated that BIO-key’s lease for its office in Marlborough, Massachusetts will be assigned to InterAct.

Excluded assets.    The assets excluded under the Asset Purchase Agreement include the rights of BIO-key under or pursuant to the terms of the Asset Purchase Agreement and the related ancillary documents; BIO-key’s general ledger, accounting records, minute books and corporate seal; BIO-key’s personnel records and any other records that BIO-key is required by law to retain in its possession; any right to receive mail and other communications addressed to BIO-key relating to any excluded asset or excluded liability that is not being transferred to InterAct as part of the Asset Sale; the capital stock of BIO-key or any of its subsidiaries; cash and cash equivalents, bank accounts; and trademarks relating to the words “BIO-key” or “BIO-key International;” and any refund, abatement or tax credit of, and all other assets comprising receivables or deferred assets or prepayments for, taxes arising or resulting from BIO-key’s conduct of the Law Enforcement Division or ownership of the assets to be purchased by InterAct for taxable periods ending on or before the closing date.

Assumed liabilities.    The Asset Purchase Agreement provides that, in addition to acquiring the assets of BIO-key set forth in the Asset Purchase Agreement, InterAct will assume certain specified liabilities of the Law Enforcement Division.  The liabilities to be assumed include those accounts payable and accrued and unused vacation and sick time owed to any employee of BIO-key who will work for InterAct starting as of the closing date, which accrued on BIO-key’s June 30, 2009 balance sheet or incurred in the ordinary course of business of the Law Enforcement Division since June 30, 2009 and not discharged as of the closing date; and all liabilities and obligations arising from and after the closing date under the contracts to be purchased by InterAct.

Excluded liabilities.    The liabilities InterAct will not assume include, among others, any liability or obligation for BIO-key’s taxes that arise as a result of the transactions contemplated by the Asset Purchase Agreement; any liability or obligation relating to employee pensions, benefits or compensation arrangements incurred or accrued prior to the closing date; any pre-closing environmental liability; any liability, lien or obligation relating to any excluded asset; any liability or obligation not incurred in the ordinary course of the business of the Law Enforcement Division; BIO-key’s obligation to provide vacation time, sick time, personal days, vacation pay and sick pay to any employee, provided that InterAct will assume and be responsible for any accrued and unused vacation time and sick time owed to the employees of BIO-key who are being transferred to InterAct; any liability resulting from any action, suit, proceeding, order, judgment, decree or investigation of BIO-key or the Law Enforcement Division prior to the closing date; or any liability of BIO-key which may be owed to any agent, broker, finder or investment or commercial banker as a result of the transactions contemplated by the Asset Purchase Agreement.

Consideration to be Received

Consideration to be paid at closing.  As consideration for the Asset Sale, BIO-key will be paid an aggregate of $11,000,000, of which $7,000,000 will be paid in cash at the closing of the proposed transaction, subject to customary adjustments as provided in the Asset Purchase Agreement.  BIO-key will also receive a promissory note in the original principal amount of $4,000,000 issued by InterAct, guaranteed by InterAct911 Corporation and one of its owners SilkRoad Equity, LLC, a private investment firm that owns 48.75% of InterAct911 Corporation’s equity interests on a fully diluted basis (“SilkRoad”), and secured by a pledge of all of the intellectual property assets of the Law Enforcement Division being transferred to InterAct as part of the Asset Sale.  This promissory note is to be paid in three equal installments beginning on the first anniversary of the closing and will bear interest, payable on a quarterly basis, at a rate per annum equal to six percent (6%) compounded annually on the principal sum from time to time outstanding.  The full text of this promissory note is attached to this proxy statement as Annex C and is incorporated by reference into this proxy statement.

InterAct has agreed that the payments due under the promissory note must be paid immediately in full if any of the following events occur: (i) InterAct is acquired by another party, resulting in a change of control of InterAct; (ii) InterAct completes an initial public offering; (iii) InterAct receives proceeds from an additional round of equity capital that collectively exceeds $20,000,000; (iv) InterAct fails to pay any installment of principal or interest due to BIO-key under the terms of the promissory note within three business days of the date due; (v) InterAct dissolves, liquidates or becomes bankrupt; or (vi) the promissory note or any of the documents contemplated by the such promissory note shall cease it be in full force and effect, is declared to be null and void or such note fails to create a valid and perfected first priority lien in favor of BIO-key in the subject collateral.

Warrant to Purchase Common Stock.  If the Asset Purchase Agreement and the Asset Sale are approved at the special meeting and the Asset Sale is consummated, BIO-key will transfer substantially all of its assets, and certain specified liabilities, related to its Law Enforcement Division to InterAct, and BIO-key will continue to exist as a separate public company.  Additionally, as consideration for and at the closing of the Asset Sale, SilkRoad will be issued a warrant (the “Warrant”) to purchase for cash up to 8,000,000 shares of BIO-key’s common stock, at an exercise price equal to $0.30 per share.  Since InterAct will continue to resell the BIO-key biometric technologies post-closing, the issuance of the Warrant to SilkRoad will further solidify BIO-key’s relationship with InterAct and its affiliates.  The warrant will expire on the fifth anniversary of the closing of the proposed Asset Sale.  The terms of the Warrant may only be changed, waived, discharged or terminated by a signed instrument from the party against which enforcement of such change, waiver, discharge or termination is sought.  The Warrant will expire on the fifth anniversary of the closing date of the Asset Sale.  There are 7,100,000 other warrants currently outstanding.  If the Warrant is exercised in full, the Company expects to receive an aggregate of $2,400,000 in cash proceeds, which are expected to be used for working capital purposes and for general corporate purposes.    The full text of the Warrant is attached to this proxy statement as Annex D and is incorporated by reference into this proxy statement.

Completion of the Asset Sale

The completion of the Asset Sale is subject to all of the conditions contained in the Asset Purchase Agreement, which are described in the section entitled “The Asset Purchase Agreement — Conditions to Obligations to Complete the Asset Sale” beginning on page [        ] of this proxy statement, are satisfied or waived, including approval of the Asset Sale by the stockholders of BIO-key.

Representations and Warranties

The Asset Purchase Agreement contains general representations and warranties made by BIO-key on the one hand and InterAct on the other, regarding aspects of their respective businesses, financial condition and structure, as well as other facts pertinent to the Asset Sale.  These representations and warranties are subject to materiality, knowledge and other similar qualifications in many respects.  The representations and warranties of each of BIO-key and InterAct have been made solely for the benefit of the party or parties to which they have been made, and those representations and warranties should not be relied upon by any other person.  In addition, those representations and warranties may be intended not as statements of actual fact, but rather as a way of allocating risk between the parties, may have been modified by the confidential disclosure schedules delivered separately from the Asset Purchase Agreement, are subject to materiality standards described in the Asset Purchase Agreement, which may differ from what may be viewed as material by you, and were made only as of the date of the Asset Purchase Agreement or another date specified in the Asset Purchase Agreement.

BIO-key made a number of representations and warranties to InterAct in the Asset Purchase Agreement, including representations and warranties relating to the following matters:

•                  corporate organization, qualifications to do business and corporate standing of BIO-key and its subsidiaries;

•                  corporate authorization to enter into and carry out the obligations contained in the Asset Purchase Agreement;

•                  absence of any conflict or violation of the corporate charter and by-laws of BIO-key, any applicable legal requirements or any agreements with third parties, as a result of entering into and carrying out the obligations contained in the Asset Purchase Agreement;

•                  BIO-key’s SEC filings and the financial statements contained in those filings;

•                  capital structure of BIO-key and the absence of pre-emptive rights with respect to BIO-key or any of its subsidiaries;

•                  absence of liabilities not disclosed or reserved against in BIO-key’s financial statements;

•                  absence of certain changes or events since January 1, 2009;

•                  title to properties;

•                  taxes and tax returns;

•                  material contracts;

•                  intellectual property

•                  litigation;

•                  compliance with regulatory requirements;

•                  employees;

•                  insurance;

•                  affiliate transactions;

•                  compliance with applicable law by BIO-key and its affiliates;

•                  governmental and regulatory approvals required to complete the Asset Sale;

•                  product warranties;

•                  environmental matters;

•                  entitlements to any brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the transactions contemplated by the Asset Purchase Agreement;

•                  accounts receivable;

•                  software and information systems; and

•                  customers and suppliers.

InterAct made a number of representations and warranties to BIO-key in the Asset Purchase Agreement, including representations and warranties relating to the following subject matters:

•                  corporate organization, qualifications to do business and corporate standing;

•                  corporate authorization to enter into and carry out the obligations contained in the Asset Purchase Agreement and the absence of any conflict or violation of the corporate charter or by-laws of InterAct, any applicable legal requirements or any agreements with third parties, as a result of entering into and carrying out the obligations contained in the Asset Purchase Agreement;

•                  financial statements;

•                  litigation;

•                  availability of funds;

•                  entitlements to any brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the transactions contemplated by the Asset Purchase Agreement;

•                  no untrue statements of a material fact or omission of a material fact necessary to make the representations and warranties of InterAct not misleading in the light of the circumstances in which they were made; and

•                  InterAct as an informed and sophisticated purchaser experienced in the evaluation and purchase of assets and its acknowledgment that BIO-key made no representation or warranty with respect to any projections, estimates or budgets delivered or made available to InterAct of future revenues, future results of operations or any component thereof, future cash flows or future financial condition relating to the purchased assets or the Law Enforcement Division.

BIO-key’s Conduct of Business Before Closing of the Asset Sale

Under the Asset Purchase Agreement, BIO-key has agreed, and agrees to cause its subsidiaries to agree, until the closing of the Asset Sale, except under certain circumstances or as consented to in writing by InterAct (which consent will not be unreasonably withheld), to conduct its business in the usual, ordinary course of business, to use its reasonable best efforts to keep available the services of key employees and key consultants of BIO-key and its subsidiaries, to preserve the current relationships with customers, suppliers and others as reasonably necessary to preserve substantially intact the Law Enforcement Division.

In addition, BIO-key agreed that, until the closing of the Asset Sale, it will not (and will not permit its subsidiaries to) without the prior written consent of InterAct (which consent will not be unreasonably withheld):

•                  declare, set aside or make any distributions in respect of its capital stock;

•                  enter into any agreement with respect to the voting of capital stock of BIO-key;

•                  increase the compensation, severance benefits or prerequisites payable or to become payable to any employee of BIO-key to be hired by InterAct after the closing of the Asset Sale;

•                  modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality or standstill agreement to which BIO-key is a party and which relates to a business combination involving the Law Enforcement Division;

•                  take any action that is intended to avoid the fulfillment of the condition conditions of the Asset Purchase Agreement; or

•                  take any action that is reasonably likely to cause a delay in the convening of the special meeting of stockholders.

BIO-key must also provide InterAct and its officers, employees, accountants, counsel, financial advisors and other representatives reasonable access at all reasonable times on reasonable notice during the period prior to the closing of the Asset Sale to all properties, books, contracts, commitments, personnel and records related to the Law Enforcement Division, provided that such access will not unreasonably interfere with the business or operations of BIO-key.  Moreover, BIO-key and InterAct agreed to use their commercially reasonable efforts to assist and cooperate with the other party to do all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated under the Asset Purchase Agreement, including obtaining approval or waiver from any governmental authority or third party and defending any lawsuits or other legal proceedings that challenge the Asset Purchase Agreement.

Obligation of the BIO-key Board of Directors with Respect to Its Recommendation and Holding a Stockholders’ Meeting

Under the terms of the Asset Purchase Agreement, BIO-key agreed to duly give notice of, convene and hold a special meeting of the stockholders as promptly as practicable after the proxy statement is filed with the SEC.  BIO-key will use commercially reasonable efforts to solicit from its stockholders proxies in favor of the approval of the Asset Sale and will take all other actions necessary or advisable to secure the vote or consent of our stockholders required by applicable law to obtain such approvals.

However, BIO-key may adjourn or postpone the special meeting to the extent necessary pursuant to the terms of the Asset Purchase Agreement to ensure that any necessary supplement or amendment to the proxy statement is provided to its stockholders in advance of a vote on and the approval of the Asset Agreement or, if, as of the time for which such special meeting is originally scheduled, there are insufficient shares of BIO-key common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business of such special meeting.

Standstill

Under the terms of the Asset Purchase Agreement and subject to certain exceptions described below, BIO-key agreed that it will not, and that it will not authorize or permit any of its or its subsidiaries’ directors, officers, employees, investment bankers, financial advisors, attorneys, accountants, other representatives retained by it or any of its subsidiaries to, directly or indirectly:

•                  solicit, initiate or encourage, or take any other action to knowingly facilitate, induce or encourage any inquiries with respect to, or the making of any acquisition proposal;

•                  participate in any negotiations or discussions regarding, furnish to any person any information with respect to, or otherwise cooperate in any way with or knowingly facilitate any effort or attempt to make or implement any acquisition proposal;

•                  approve, endorse or recommend any acquisition proposal; or

•                  enter into any letter of intent or similar document or any contract, agreement or commitment (whether binding or not) contemplating or otherwise relating to any acquisition proposal.

BIO-key also agreed to immediately cease, and to cause its officers, directors, employees, investment bankers, financial advisors, attorneys, accountants and other representatives to cease, any and all existing activities, discussions or negotiations with third parties regarding any acquisition proposal and will use its commercially reasonable efforts to enforce, and will not waive any provisions of, any confidentiality or standstill agreement or any similar agreement to which BIO-key is a party relating to an acquisition proposal.

Notwithstanding the foregoing, at any time prior to obtaining the approval of the Asset Sale by BIO-key’s stockholders, in response to an unsolicited written bona fide acquisition proposal by a third party that the BIO-key board of directors reasonably determines in good faith (after consultation with BIO-key’s outside legal advisors) that failure to so respond to such proposal would be inconsistent with its fiduciary duties under applicable law and such proposal constitutes (or is reasonably likely to lead to) a superior proposal, BIO-key may furnish nonpublic information to a person making the acquisition proposal, and enter into discussions with that person regarding the acquisition proposal, provided that:

•                  prior to furnishing any nonpublic information, BIO-key receives from such third party an executed confidentiality agreement containing terms at least as restrictive as the terms contained in the confidentiality agreement previously entered into between BIO-key and InterAct; and

•                  simultaneously with furnishing any nonpublic information to such third party, BIO-key furnishes such nonpublic information to InterAct, to the extent such nonpublic information has not been previously so furnished to InterAct.

The Asset Purchase Agreement defines an acquisition proposal as any offer, inquiry, proposal or indication of interest (whether binding or non-binding) to BIO-key or its stockholders, relating to any of the following transactions: (i) any acquisition or purchase from BIO-key by any person or group of more than a 20% interest in the total outstanding voting securities of BIO-key or any tender offer or exchange offer that if consummated would result in any person or group beneficially owning securities representing 20% or more of the total outstanding voting power of BIO-key; or any merger, consolidation, business combination, share exchange or similar transaction involving BIO-key pursuant to which the stockholders of BIO-key immediately preceding such transaction hold securities representing less than 80% of the total outstanding voting power of the surviving or resulting entity of such transaction; (ii) any sale, lease, exchange, mortgage, transfer, license or disposition of assets representing 20% or more of the aggregate fair market value of the consolidated assets of BIO-key and its subsidiaries taken as a whole; or (iii) any liquidation or dissolution of BIO-key.

Conditions to Obligations to Complete the Asset Sale

The respective obligations of BIO-key and InterAct to complete the Asset Sale are subject to the satisfaction or waiver of each of the following conditions:

•              the Asset Sale must be approved by the affirmative vote of a majority of the holders of BIO-key common stock;

•                                          no court or other governmental entity has entered, enacted, promulgated, enforced or issued any judgment, order, decree, statute, law, ordinance, rule, regulation or other legal restraint or prohibition  which is then in effect and which has the effect of  prohibiting, making illegal, enjoining, threatening to prohibit, make illegal or enjoin, the consummation of the Asset Sale;

•                                          the representations and warranties of the other party must be true and correct in all material respects as of the closing date of the Asset Sale;

•                                          each party must have performed or complied in all material respects with all of its obligations under the Asset Purchase Agreement at or prior to the closing date of the Asset Sale;

•                                          InterAct must have received evidence, in form and substance satisfactory to it, that the consents, waivers, approvals, authorizations or orders required to be obtained, and all filings to be made, by BIO-key have been obtained;

•                                          since the date of the Asset Purchase Agreement, there must have been no change, occurrence or circumstance in the business, results of operations or financial condition of the Law Enforcement Division that has or that reasonably likely to have, individually or in the aggregate, a material adverse effect on the Law Enforcement Division;

•                                          each party must have received an officer’s certificate from the other party regarding the satisfaction of  certain conditions to completion of the Asset Sale; and

•                                          the parties must have executed other certificates and instruments as the other party shall reasonably request in connection with the closing of the Asset Sale.

Termination; Termination Fee

The Asset Purchase Agreement may be terminated in accordance with its terms at any time prior to completion of the Asset Sale, whether before or after the requisite approvals of the stockholders of BIO-key and InterAct:

•                  by mutual written consent of BIO-key and InterAct;

•                  by written notice of either BIO-key or InterAct if:

•                  the closing of the Asset Sale does not occur by January 31, 2010 (except that the right to terminate the Asset Purchase Agreement is not available to any party whose failure to comply with any provision of the Asset Purchase Agreement has been the cause of, or resulted in, the failure of the transactions contemplated by the Asset Purchase Agreement to be consummated by this date); or

•                  a governmental entity has issued an order, decree or ruling or has taken any other action that has the effect of permanently restraining, enjoining or otherwise prohibiting the closing of the Asset Sale, which order, decree, ruling or other action is final and non-appealable (except that the right to terminate the Asset Purchase Agreement is not available to any party whose failure to comply with any provision in the Asset Purchase Agreement has been the cause of, or resulted in, such action);

•                  by InterAct if:

•                  BIO-key breaches any of its representation, warranty, covenant or agreement as set forth in the Asset Purchase Agreement and, as a result of such breach, BIO-key would not be able to satisfy its closing conditions as set forth in the Asset Purchase Agreement as of the time of such breach and BIO-key would not be capable of curing such breach or curing such breach in all material respects within 20 business days after written notice thereof was received by BIO-key;

•                  by BIO-key if:

•                  InterAct breaches any of its representation, warranty, covenant or agreement as set forth in the Asset Purchase Agreement and, as a result of such breach, InterAct would not be able to satisfy its closing conditions as set forth in the Asset Purchase Agreement as of the time of such breach and InterAct would not be capable of curing such breach or curing such breach in all material respects within 20 business days after written notice thereof was received by InterAct;

•                  at any time prior to approval from BIO-key’s stockholders, if BIO-key, its board of directors or any committee thereof for any reason has failed to include in the proxy statement distributed to BIO-key’s stockholders its recommendation in favor of approval of the Asset Sale, changed its BIO-key board of directors’ recommendation against approving the Asset Sale (or, in the case of a tender or exchange offer made by a third party directly to BIO-key’s stockholders, a recommendation that BIO-key’s stockholders accept such tender or exchange offer), or approved or recommended an acquisition proposal by a third party; or

•                  if the stockholders of BIO-key do not approve of the Asset Sale on or prior to January 31, 2010.

Under the terms of the Asset Purchase Agreement, a termination fee of $1,000,000 must be paid:

•                  by BIO-key to InterAct if:

•                  the closing of the Asset Sale does not occur by January 31, 2010 (except that the right to terminate the Asset Purchase Agreement is not available to any party whose failure to comply with any provision of the Asset Purchase Agreement has been the cause of, or resulted in, the failure of the transactions contemplated by the Asset Purchase Agreement to be consummated by this date);

•                  InterAct breaches any of its representation, warranty, covenant or agreement as set forth in the Asset Purchase Agreement and, as a result of such breach, InterAct would not be able to satisfy its closing conditions as set forth in the Asset Purchase Agreement as of the time of such breach and InterAct would not be capable of curing such breach or curing such breach in all material respects within 20 business days after written notice thereof was received by InterAct;

•                  at any time prior to approval from BIO-key’s stockholders, if BIO-key, its board of directors or any committee thereof for any reason has failed to include in the proxy statement distributed to BIO-key’s stockholders its recommendation in favor of approval of the Asset Sale, changed its BIO-key board of directors’ recommendation against approving the Asset Sale (or, in the case of a tender or exchange offer made by a third party directly to BIO-key’s stockholders, a recommendation that BIO-key’s stockholders accept such tender or exchange offer), or approved or recommended an acquisition proposal by a third party; or

•                  if the stockholders of BIO-key do not approve of the Asset Sale on or prior to January 31, 2010.

•                  by InterAct to BIO-key if:

•                  the closing of the Asset Sale does not occur by January 31, 2010 (except that the right to terminate the Asset Purchase Agreement is not available to any party whose failure to comply with any provision of the Asset Purchase Agreement has been the cause of, or resulted in, the failure of the transactions contemplated by the Asset Purchase Agreement to be consummated by this date); or

•                  InterAct breaches any of its representation, warranty, covenant or agreement as set forth in the Asset Purchase Agreement and, as a result of such breach, InterAct would not be able to satisfy its closing conditions as set forth in the Asset Purchase Agreement as of the time of such breach and InterAct would not be capable of curing such breach or curing such breach in all material respects within 20 business days after written notice thereof was received by InterAct.

Indemnification

Each party has agreed to indemnify the other party for (i) breaches of representations, warranties, covenants or agreements contained in the Asset Purchase Agreement or related transaction documents; (ii) any claim for payment of fees or expenses as a broker or finder in connection with the origin, negotiation or execution of the Asset Purchase Agreement or the other related transaction documents; (iii) any liability relating to any excluded liability, in the case of BIO-key, or any liability relating to any assumed liability, in the case of InterAct; or (iv) for BIO-key, its ownership, operation or use of the purchased assets and Law Enforcement Division prior to the closing date of the Asset Sale, except for any assumed liabilities, and for InterAct, its ownership, operation or use of the purchased assets and the Law Enforcement Division from and after the closing date of the Asset Sale.

Each party has further agreed that no right to indemnification will be required for any loss arising under a breach of any representation or warranty unless the aggregate amount of all such losses incurred by a party exceeds $75,000, in which case the indemnifying party will be liable for all losses in excess of $75,000.  The parties also agreed that such liability cannot exceed

$2,200,000 and there cannot be any liability for consequential damages, punitive or exemplary damages, special damages, lost profits or incidental damages.  The $75,000 and $2,200,000 threshold amounts do not apply to any loss arising from or related to a breach of any covenants of any party or any representation or warranty relating to organization and corporate power, authorization of transactions, taxes and title to properties.

Indemnity obligations for breaches of representations and warranties generally last until the 18-month anniversary of the closing date of the Asset Sale.  The representation and warranty relating to tax has a longer period for which the indemnity obligation extends - the 60th day after expiration of the applicable statute of limitations, while representations and warranties relating to organization and corporate power, authorization of transactions and title to properties do not have any set date and therefore indemnity obligations relating to those representations and warranties continue indefinitely.

Amendment and Waiver

The Asset Purchase Agreement may be amended at any time by a writing signed on behalf of BIO-key and InterAct.

At any time prior to the closing of the Asset Sale, to the extent legally allowed, any party may extend the time for performance, waive any inaccuracies in the representations and warranties or waive compliance with any of the agreements or conditions of the parties, provided that such extension or waiver is set forth in a writing signed on behalf of such party.

Expenses Generally

All fees and expenses incurred in connection with the Asset Sale will be paid by the party incurring the fees or expenses, whether or not the Asset Sale is completed.  BIO-key will bear the costs and expenses incurred in relation to the printing, mailing and filing of this proxy statement (including any Securities and Exchange Commission filing fees) and any preliminary materials related thereto.

The BIO-key board of directors recommends a vote FOR Proposal One to approve the Asset Sale.

PROPOSAL TWO — THE ADJOURNMENT PROPOSAL

If at the special meeting the number of shares of BIO-key stock present or represented and voting in favor of the approval of the Asset Sale is insufficient to approve the Asset Sale under Delaware law, the BIO-key board of directors intends to move to adjourn the special meeting in order to solicit additional proxies in favor of the approval of Asset Sale proposal.  In that event, BIO-key will ask its stockholders to vote only upon the adjournment proposal, and not the Asset Sale proposal.

In this proposal, BIO-key is asking you to authorize the BIO-key board of directors to vote in favor of adjourning the special meeting, and any later adjournments, to a date or dates not later than January 31, 2010, in order to enable BIO-key to solicit additional proxies in favor of the approval of the Asset Sale proposal.  If the stockholders approve the adjournment proposal, the BIO-key board of directors could adjourn the special meeting, and any adjourned session of the special meeting, to a date not later than January 31, 2010 and use the additional time to solicit additional proxies in favor of the approval of the Asset Sale proposal, including the solicitation of proxies from stockholders that have previously voted against the approval of the Asset Sale proposal.  Among other things, approval of the adjournment proposal could mean that, even if BIO-key had received proxies representing a sufficient number of votes against the approval of the Asset Sale proposal to defeat this proposal, BIO-key could adjourn the special meeting without a vote on the Asset Sale to a date or dates not later than January 31, 2010 and seek during that period to convince the holders of those shares to change their votes to votes in favor of the approval of the Asset Sale proposal.

The adjournment proposal requires the affirmative vote of the holders of a majority of the outstanding shares of BIO-key common stock present, either in person or by proxy, and entitled to vote at the special meeting.  Abstentions from voting on the adjournment proposal will have the same effect as a vote AGAINST the adjournment proposal.  Broker non-votes will have no effect on the outcome of the vote on the adjournment proposal.  No proxy that is specifically marked AGAINST approval of the Asset Sale proposal will be voted in favor of the adjournment proposal, unless it is specifically marked FOR the adjournment proposal.

The board of directors believes that if the voting power of BIO-key common stock present or represented by proxy at the special meeting and voting in favor of the approval of the Asset Sale proposal is insufficient to approve the Asset Sale, it is in the best interests of the stockholders of BIO-key to enable BIO-key, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of approval of the Asset Sale proposal to bring about its approval.

The BIO-key board of directors recommends a vote FOR Proposal Two to approve the adjournment proposal.

INFORMATION ABOUT BIO-KEY

The use of “we,” “us,” “our” or the “Company” under this caption refers to BIO-key International, Inc.

The following description of our business represents BIO-key’s ongoing operations prior to the Asset Sale, which is subject to this proxy statement.  If the Asset Sale is approved by BIO-key’s stockholders, under the Asset Purchase Agreement, our Law Enforcement operations will cease and will be assumed by InterAct911 Mobile Systems, Inc.

BIO-key International, Inc., a Delaware corporation, was founded in 1993 to develop and market advanced  fingerprint biometric technology and software solutions. Biometric technology is the science of analyzing specific human characteristics which are unique to each individual in order to identify a specific person from a broader population. First incorporated as BBG Engineering, the company became SAC Technologies in 1994.  The BIO-key name was introduced in 2002.

BIO-key develops and delivers advanced identification solutions and information services to customers in both the private sector and government, including law enforcement departments, and public safety agencies.  Our high-performance, yet easy-to-deploy biometric finger identification technology accurately identifies and authenticates users of wireless and enterprise data, improving security, convenience and privacy while reducing identity theft.  Our mobile wireless technology provides first responders with critical, reliable, real-time data and images from local, state and national databases.  Today, over 750 police departments in North America depend on BIO-key solutions, making us one of the leading supplier of mobile and wireless solutions for public safety worldwide.

We were among the initial pioneers in developing automated, finger identification technology that can be used without the aid of non-automated methods of identification such as a personal identification, password, token, smart card, ID card, credit card, passport, driver’s license or other form of possession or knowledge based identification. This advanced BIO-key™ identification technology improves both the accuracy and speed of finger-based biometrics and is the only finger identification algorithm that has been certified by the International Computer Security Association (“ICSA”).

Since our inception in 1993, we have spent substantial time and effort in completing the development of what we believe is the most discriminating and effective commercially available finger-based biometric technology. During the past four years, our primary focus has shifted to marketing and selling this technology and completing strategic acquisitions that can help us leverage our capability to deliver identification solutions. We have built a direct sales force of professionals with substantial experience in selling technology solutions to government and corporate customers.

In 2004, BIO-key acquired Public Safety Group, Inc. (“PSG”), a privately held company in wireless solutions for law enforcement and public safety markets.  PSG’s primary technology is PocketCop™, a handheld solution that provides mobile officers, such as detectives who are not typically in their vehicles, a hand-held mobile information software solution.

Also in, 2004, BIO-key completed a transaction with Aether Systems, Inc. to purchase its Mobile Government Division (“Mobile Government” or “AMG”), a leading provider of wireless data solutions for use by public safety organizations, primarily state, local police, fire and rescue and emergency medical services organizations. Our PacketCluster mobile information software is integrated with 50 separate State/NCIC databases, as well as other state, local and federal databases. Its open architecture and its published Application Programming Interface (API) make it easy to interface with a wide range of information sources. PacketCluster products deliver real-time information in seconds, freeing dispatchers to handle more pressing emergencies.

In 2007, BIO-key competed a transaction with ZOLL Data Systems, Inc. (“ZOLL”), a subsidiary of ZOLL Medical Corporation, in which ZOLL acquired substantially all of the assets related to the Company’s Fire/EMS Services division.

As a result of these transactions, we have organized the Company into two reporting segments:  Law Enforcement and Biometrics.  Law Enforcement’s mobile wireless technology provides first responders with critical, reliable, real-time data and images from local, state and national databases.  Biometric’s high performance, scalable, cost-effective and easy-to-deploy biometric fingerprint identification technology identifies and authenticates individuals to improve security, convenience and privacy and to reduce identity theft.  The Company continues to focus on its primary objectives of increasing revenue and managing expenses, by continuing to develop and deploy leadership technology and applications, while providing existing and new customers with high quality support and service.

Markets

Finger-based Biometric Identification

BIO-key is a leader in finger-based biometric identification. In partnerships with OEMs, integrators, and solution providers, we provide biometric software solutions to private and public sector customers. BIO-key’s patented Vector Segment Technology (“VST”) is the foundation for these solutions. BIO-key’s WEB-key® is a cost-effective, easy-to-deploy, fingerprint-based, strong authentication system. This unique solution allows users to positively identify themselves to any application with the simple scan of their finger. This capability is a significant improvement in both convenience and security over other alternatives and provides companies with a cost-effective solution to thwart phishing attacks and comply with government regulations and legislation such as FFIEC compliance, HIPAA, HSPD-12, and the Electronic Signatures Act. BIO-key couples these capabilities with device interoperability, system flexibility and scalability. BIO-key enables the use of over 40 different fingerprint sensor technologies to enroll and identify employees, customers or business partners. BIO-key has formed relationships with several technology partners including MorphoTrak, McKesson Automation, LexisNexis, AllScripts, IBM, Evidian a division of Bull, AT&T, Lockheed Martin, Northop Grumman  and Radiant Systems, who have integrated and/or resell our finger biometric software around the globe. Through its partnership with Oracle, we have integrated our technology into the entire Fusion Middleware and Identity Management software stack to offer Oracle customers a scalable biometric authentication solution  Also, BIO-key has integrated VST to a pure physical access solution in NextGenID, which has been deployed across the US at many leading companies.

•                  Growth potential—As the provider of the core technology, BIO-key’s greatest growth potential for this market is as a partner with companies that offer applications that address growing concerns particularly about identity theft and anti-terrorism.

For example, BIO-key has implemented programs that will enable biometric logical and physical access. These include working with Softex, Evidian, IBM/Eccentuate, Sig-Tec and BioXS International BV/Authasas to provide strong network based authentication using BIO-key technology; and with the Pegasus Program to authenticate users accessing a nationwide information-sharing system designed by and for the nation’s sheriffs. These represent the kind of partnership-based opportunities BIO-key may see in the finger-based biometric market.

In parallel, BIO-key is both strengthening security and improving user and system administrator convenience by integrating biometric log-in, as well as two-factor authentication, with its law enforcement suite of solutions.  These capabilities provide BIO-key with the ability to address the latest CJIS security requirements providing market leadership in this critical area . This is a true differentiator to potential new customers, and creates add-on opportunities with existing customers.  Fingerprint identification of First Responders has been identified as a way to facilitate disaster recoveries and these integrated projects have been receiving funding from the Department of Homeland Security.  By promoting our integration of fingerprints for this use, we can capitalize on our vast customer base and drive new revenue.

Law Enforcement

BIO-key’s InfoServer™, MobileCop® and PocketCop® law enforcement products are a leading wireless mobile data communications client/server solution, implemented in more than 750 agencies in 43 states. Providing immediate access to mission-critical data and enabling in-field reporting, BIO-key software keeps officers on the street, improving their productivity and enhancing officer safety. BIO-key solutions are able to run across any and all wireless infrastructures and integrate with virtually all computer-aided dispatch (CAD) and records management systems. This makes us a leader in multi-agency cooperation and interoperability, which are absolutely critical in times of large-scale natural and terrorist threats.

•                  Growth potential—BIO-key’s large base of more than 750  law enforcement agencies continues to be a strength that helps leverage additional sales from both existing customers and new customers.

Public Safety remains one of the largest areas of state and local government IT investment. A 2007 Gartner study entitled “Dataquest Insight: State and Local Government Market Environment, 2007”, reported total IT spending of  $7.4 billion in 2007, with an expected 18% growth over the next 3 years, and spending for voice/data communications for public safety — the market segment for MobileCop and PocketCop and related add-on products —  expected to total  $5.5 billion over the next 5 years.

A key opportunity is the growing awareness of the need for multi-agency interoperability. In these situations, BIO-key offers:

•                  BIO-key’s LE products, which can run on any and all wireless infrastructures. BIO-key also has had success implementing seamless roaming across multiple infrastructures for multi-agency consortiums.

•                  BIO-key’s open architecture.

•                  BIO-key’s experience in large, complex and multi-agency implementations, such as Hamilton County, Ohio Sheriff’s Office and Pennsylvania State Police.

•                  New add-on applications:

•                  Data sharing of RMS information — InfoExchange®

•                  GPS & AVL Mapping — MobileCop Navigator™

•                  Handheld Mobile Solutions for BlackBerries and PDA’s

•                  Field Reporting — MobileOffice™

•                  New ease of use and administration features for hosting multi agencies at lower costs

These capabilities position BIO-key well to work with leading CAD vendors, even with vendors that have mobile data solutions but do not have the depth of interoperability capability that BIO-key offers.

An additional growth area is the introduction of BIO-key’s finger-based biometric identification to law enforcement. In addition to now offering biometric login to our traditional InfoServer product, we have introduced the IdentityMatch™ fingerprint identification solution, which lets law enforcement personnel capture fingerprints in the field. Using BIO-key’s patented Vector Segment Technology, IdentityMatch analyzes and categorizes fingerprints the same way a fingerprint expert would—only faster. IdentityMatch also enables multiple law enforcement agencies to share fingerprint data with other agencies. This powerful tool, built on BIO-key’s understanding of law enforcement requirements and its fingerprint technology, presents opportunities for the law enforcement business segment in the coming year.

Products

BIO-key® operates in two major segments—biometrics and law enforcement. These segments are described below and a list of products in each line is noted.

Biometrics

The Company’s biometric identification technology improves both the accuracy and speed of finger-based biometrics. The Company’s proprietary biometric technology extracts unique data from a fingerprint and uses it to positively identify an individual.  The technology has been built to be completely scalable to handle databases containing millions of fingerprints. BIO-key achieves the highest levels of discrimination without requiring any other identifying data—like a userID, smart card, or token.  BIO-key’s core technology supports interoperability on over 40 different commercially available readers.  This interoperability is a key differentiator for BIO-key in the biometric market.  BIO-key has full support for industry standards and recently received National Institute of Standards and Technology (“NIST”) certification on its ability to support HSPD-12 supported INCITS-378 templates.  We believe we have the largest deployment of ISO standard templates in the world with over 300 million created in Bangladesh.  Extending our products to support standards enables BIO-key to participate in large government projects like the FBI NGI Program, Transportation Workers Identification Card (“TWIC”), Registered Traveler projects, PIV initiatives and other Homeland Security projects.  We believe our fingerprint identification technology has a broad range of information security and access control applications, including:

•                  Securing Internet sites and electronic transactions

•                  Securing access to logical networks and applications

•                  Securing access to buildings and restricted areas

•                  Providing fast, accurate member identification services

•                  Securing mobile devices such as biometric enabled handhelds and PDA’s

•                  Preventing identity theft through positive user identification and false alias validation

Biometric Products:

BIO-key’s finger identification algorithm—Vector Segment Technology (VST™) is the core intellectual property behind its full suite of biometric products that include:

•                  Vector Segment Technology SDK (“VST”) —BIO-key’s biometric development kit that provides developers the ability to take advantage of a highly accurate, device interoperable algorithm. VST is available as a low level SDK for incorporation into any application architecture to increase security while not sacrificing convenience. VST runs on Windows, Linux or Solaris systems.

•                  True User Identification ®—BIO-key’s biometric identification solution that offers large scale one to many user lookup with nothing but a single fingerprint. This solution enables customers to perform false alias checks and manage fraudulent access to systems.  True User Identification leverages commercially available databases, like Oracle, to scale the identification capabilities to millions of users.  The solution also runs on commercially available hardware making it truly scalable for any size system.

•                  WEB-key ®—BIO-key’s biometric security platform for managing fingerprint authentication across unprotected networks like the internet. It extends all features and functionalities of the VST algorithm to customers looking to add an enhanced level of security to their thin client and client/server applications. WEB-key currently is supported by both Windows and Linux operating systems.

•                  Biometric Service Provider™ —BIO-key provides support for the BioAPI (a standards based solution meeting worldwide needs) for a compliant interface to applications using biometrics for verification and identification. BIO-key enhances the traditional use of the BioAPI by adding support for CE devices, supporting identification calls and also providing a single user interface for multiple fingerprint readers.

•                  ID Director ™—BIO-key’s solution for single sign on integration with Computer Associates SiteMinder, Oracle’s Fusion Middleware SSO, IBM Tivoli Access Manager and other solutions, utilizing the power and security of WEB-key. This solution provides a simple to implement, custom authentication scheme for companies looking to enhance authentication. ID Director can easily add a level of security and convenience to the transaction level of any application.

•      IdentityMatch™—  a web-based fingerprint biometric solution that allows various criminal custody agencies to quickly identify criminals at all points along the chain-of-custody throughout the criminal justice process.  This solution enables the sharing of information between trusted entities and personnel, from the booking agencies to parolee oversight.  IdentityMatch allows law enforcement agencies to capture and store fingerprints locally and to identify subjects by matching their fingerprint against those stored in the database, securely and in real time. Fingerprints can be captured using a live scan device from existing 10-print cards or through a wide variety of inexpensive commercially available fingerprint readers. This is an AFIS companion, rather than a replacement  product, designed to maximize the value of fingerprint data and also to provide a new level of safety for the law enforcement personnel.

ID-Match — is the web based client front-end application for the IdentityMatch system solution.  It is a browser based application that retrieves detailed fingerprint records such as LiveScan, Rolled 10-print and Latent fingerprint information and displays criminal aliases by fingerprint match along with detailed information of the actual fingerprint images.

ID-Mobile — provides for wireless in the field identification of suspects.  This application can be used in mobile laptop computers or a convenient handheld device. The features and functionality of this application are ideal for law enforcement patrol, transport vehicles, motorcycle and bike patrols, mounted and foot patrols, as well as water patrols; wherever a versatile handheld biometric reader would be essential for true suspect identification.

ID-Track — ensures the true identification, tracking and management of criminals once they enter the criminal handling continuum. From pre-booking to parolee management ID-Track provides true suspect identification. In addition to validating true criminal identity it archives data for a historical review of enrollments and inmate activity for report query (under development).

ID-Visit — verifies the identity of visitors registered for visitation rights to incarcerated criminals. ID-Visit can greatly reduce registration time for subsequent visits and ensures compliance with a facility’s visitor policy.  A history of visitor activity is maintained for historical review and report query. This application is also helpful to identify the access of pre-approved personnel such as volunteers, Chaplains, teachers, etc. (under development).

Law Enforcement

•                  MobileCop® — A complete wireless query and messaging application that puts the power of mobile and wireless technology to work for agencies of every size, MobileCop® sets the standard for mobile law enforcement. Providing real-time retrieval of motor vehicle, warrant and criminal history information, powerful mobile integration capabilities, and an intuitive user interface, MobileCop delivers the most in performance and it’s easy to see why over 750 law enforcement agencies around the country have deployed MobileCop for fast and secure access to critical information in the field.

•                  PocketCop® — PocketCop is a software solution that provides law enforcement personnel with instantaneous access to criminal, civil, and local database information in a wireless environment. PocketCop is a handheld application that provides access to state and federal databases over the wireless network for Windows Mobile, and RIM OS devices. Using a portable wireless handheld device and the PocketCop application software, an authorized user can access suspect information such as wanted status, warrant status, vehicle registration and driver license status. PocketCop technology has been deployed in numerous police agencies in the United States,  including the Oklahoma County (OK) Sheriff’s Office and the Franklin County (OH) Sheriff’s Office. We expect our PocketCop sales to benefit from the increase in the availability and use of BlackBerry and Windows Mobile smartphones in public safety.

BIO-key also provides a number of optional features designed to augment the core Law Enforcement products. These include:

•                  Field Interview Tracker™ - enables personnel to capture field contact information. The data is stored in a searchable database where it can be located quickly. Police agencies can create online contact forms that meet their specific needs and multiple agencies can share information while using their own forms and procedures.

•                  Patrol Journal™ - an automated system to electronically capture and record users’ daily activities, such as patrol area assignments. With Patrol Journal, statistical and summary management reports provide an accurate picture of time spent by field personnel.

•                  TStop™ - was developed to enable law enforcement agencies to comply with state mandated and voluntary traffic stop reporting. Law enforcement personnel can capture the required information on their mobile computer and transmit it to the server where it is stored for future report generation.

•                  State Crash Report™ - enables personnel to use their mobile computer to collect data needed for their state’s crash report. This data can be wirelessly transmitted to a server for supervisor review and approval. Once complete the report can be printed in the state’s format. Selected states are supported.

•                  InfoServer™  — BIO-key’s solution for an agency’s central messaging switch for application software service, State/NCIC interfaces, Computer Aided Dispatch (“CAD”) and Records Management Software (“RMS”) interfaces, data sharing and other applications.

•                  Multiple Application Programming Interface (“API”) — allows an agency to have multiple ports to the server to accommodate disparate interfaces. These multiple API ports are in addition to the one port that is inherent in the server as well as the State/NCIC interface.

•                  InfoExchange® — provides data from local records management system and other databases directly to the mobile data user.  Local RMS systems often contain information and images (such as mugshots) not available from state and federal databases.

•                  MobileCop® Navigator — Based on Microsoft MapPoint, MobileCop Navigator provides easy-to-use mapping features, such as in-car display of location and driving directions generated automatically from CAD call information, without extensive map creation or maintenance of a full scale GIS mapping system.

Partner applications include:

•                  iPass EMP software enables wireless, remote software updates to dramatically reduce administrative time and expense, and eliminate version lags.

Current Business Plan

BIO-key’s current business plan is to:

•                  License its core technology “VST” and True User Identification® to original equipment manufacturers, systems integrators, and application developers who develop products and applications that utilize its biometric finger matching solutions.

•                  License WEB-key®, the Company’s security centric web-based biometric authentication solution.

•                  License its wireless software solutions for the public safety market directly to counties, cities and towns across North America as well as through systems integrators and resellers.

•                  Integrate its core technology competencies to leverage new business opportunities and develop new markets for its innovative products.

Competition

The markets for BIO-key products and technologies are developing and are characterized by intense competition and rapid technological change. No assurance can be given that our competitors will not develop new or enhanced technologies that will offer superior price, performance, or features, or render BIO-key products or technologies obsolete.

Biometrics

In addition to companies that provide existing commonplace methods of restricting access to facilities and logical access points such as pass cards, PIN numbers, passwords, locks and keys, there are numerous companies involved in the development, manufacturing and marketing of fingerprint biometrics products to commercial, government, law enforcement and prison markets. These companies include, but are not limited to, Cogent, NEC and L-1 Identity Solutions.

The most recent automated fingerprint identification product sales in the market have been deployed for government and law enforcement applications, typically at more cost than BIO-key’s products and licensing arrangements. Although most companies that target consumer application markets have completed development of their biometric products, such technologies have not been widely accepted in the commercial markets to date. Most companies competing for commercial opportunities are in the business of selling scanning devices and tie their algorithm to a specific device. BIO-key has created a “device independent” algorithm that provides flexibility in choosing the correct device, optical or tactile, to fit the application served.

BIO-key has found that commercial markets have been slow to widely purchase biometrics as a viable alternative to their current security methods. As a result, the primary competition for biometric technology consists of traditional security methods such as passwords, PINs, cards and tokens.

With respect to competing biometrics technologies, each has its strength and weaknesses and none has emerged as a market leader:

•                  Fingerprint identification is generally viewed as inexpensive and non-intrusive.

•                  Iris scanning is viewed as accurate, but can be expensive and inconvenient to use.

•                  Facial recognition has recently received substantial attention; however, it can have accuracy limitations and be highly dependent on ambient lighting conditions, angle of view and other factors.

The market for biometric technology is evolving. Computer breaches, identity theft, phishing and other events in the recent past are driving a large-scale shift to biometric deployments. In addition, companies such as IBM, Dell, Gateway, MPC, Samsung and HP have all introduced computers with integrated finger scanning devices to complement the conventional username/password technique since it is highly susceptible to hackers and security breaches. BIO-key supports these integrated devices for broader enterprise level security solutions.

Law Enforcement

The public safety market comprises agencies at all government levels, with a range of users, from a few to many hundreds. BIO-key competitors in the mobile data market include Computer Aided Dispatch/Records Management companies such as New World, Tiburon and Motorola. Each has comprehensive CAD and/or RMS offerings and has augmented those with their own mobile data and field reporting solutions. While these mobile data solutions may not be as functionally rich as the BIO-key suite of products, they are sometimes less expensive when bundled with the CAD/RMS offerings. They also provide a complete solution from one vendor.

Marketing and Distribution

BIO-key’s marketing and distribution efforts comprise the following major initiatives:

•                  BIO-key has strengthened its alliance with Oracle and has been recognized as a Certified Partner in the Oracle Partner Network. BIO-key supports the Oracle e-business suite of applications and provides the biometric enabler for the Oracle Single Sign on product. As an Oracle development partner, BIO-key provides the underlying database used for true user identification and on demand alias checking. As a development partner, BIO-key participates in Oracle Trade Shows such as Oracle Open World and Oracle Apps World.

•                  BIO-key and MorphoTrak have collaborated to win the largest biometric project in the world in providing finger matching technology to the FBI for their next generation IAFIS system that will ultimately include over 300 million records.

•                  BIO-key is also promoting biometric technology and its offerings through industry trade shows, public speaking engagements, press activities and partner marketing programs.

•                  BIO-key is directing licensing efforts to original equipment manufacturers, application developers and system integrators.

•                  BIO-key is building a reseller, integrator and partner network as well as a direct sales team.

Addressing the Market

Following are the specific marketing/sales programs in place:

•                  Direct Selling Efforts — BIO-key now has a base of area sales directors who are responsible for the law enforcement market. This team of sales professionals brings extensive experience in technical solution and relationship-based selling. They are supported by a pre-sales team that includes system engineering and proposal management and post-sales program management, implementation and training professionals. Included in this team are individuals who are themselves former police officers.

•                  BIO-key’s direct sales force also includes area sales directors for the OEM and Federal Government markets, each of whom brings not only extensive sales experience but also expertise in emerging biometric technologies. The BIO-key sales force is rounded out by Inside Sales, which is responsible for maintaining and supporting our existing install base, acting as a front-line support for any inquiries on our product line, and facilitating activities that make the field team more productive.

•                  Conferences and Trade Shows — BIO-key attends and actively participates in various product-related conferences and trade shows in the technology and security industries to generate market awareness of biometric and wireless mobile data technology generally and our offerings specifically. BIO-key’s public safety software often is featured at our business partners’ booths at these events, showcasing the interoperability of the two products.

•                  Strategic Alliance — BIO-key’s strategic alliances and reseller agreements with other vendors play a significant role in our overall sales efforts. In the past year, BIO-key has initiated and bolstered numerous important and promising long-term relationships. Just a few examples include:

•                  BIO-key is partnering with AT&T Wireless, the largest wireless carrier in the country, to first responders in a seven-county Tennessee consortium of fire, police and EMS agencies in access to mission critical information using BIO-key’s MobileCop solution in conjunction with AT&T Wireless’s EDGE wireless data network.

•                  BIO-key is partnering with Research in Motion (RIM) and the major wireless carriers to increase the market penetration of PocketCop on BlackBerry smartphones through a national educational campaign and a promotional offer.

•                  BIO-key is an active member in the CA and Oracle partner programs, delivering authentication and identification solutions integrated with their Identity Management platform to all of their customers worldwide.

•                  Reseller Relationships —BIO-key has established reseller relationships with companies that resell BIO-key public safety software.

Licensing

BIO-key targets both Internet infrastructure companies and large portal providers as possible licensees for its WEB-key® solution. On the Internet infrastructure side, BIO-key seeks to partner with Internet server manufacturers, providers of database and data warehouse engine software, horizontally positioned application engines, firewall solution providers and peripheral equipment manufacturers. On the portal side, BIO-key is targeting financial service providers such as credit and debit card authorization and issuing institutions, Internet retailers, business-to-business application service providers (ASPs) and corporate intranets. In the past four years, BIO-key has undertaken a WEB-key ® and VST direct selling effort, and entered into license agreements with OEMs and system integrators to develop applications for distribution to their respective customers.

BIO-key is also addressing the security needs of application providers in the following vertical markets:

•                  Government —The MorphoTrak and BIO-key fused algorithmic solution is used for large scale finger print matching for the FBI, and is under consideration for other large scale biometric projects.  In 2008 BIO-key in partnership with TigerIT was part of a program providing finger matching software for voter registration in Bangladesh where over 80 million citizens cast votes in their national election held December 29, 2008. Also, Northup Grumman deployed an application within the Department of Defense to cross-credential visitors and contractors to certain military bases.  The US courts have deployed BIO-key biometrics in kiosks at all Federal courts for pre-trial registration and authentication.

•                  Education —Educational Biometric Technologies and Identimetrics have incorporated BIO-key technology to enable school children to pay for school lunch programs and checkout library books using their fingerprints. VST technology enables schools to enroll these children and reduces the administrative costs of managing passwords and collecting payments.

•                  Commerce: LexisNexis has implemented a check cashing solution using BIO-key’s VST technology to reduce fraud and identity theft and BIO-key technology is being used by Prometric, AAMC and ACT to validate the identity of individuals who have registered to take certification tests including the CPA, MCAT and CAT in India.

•                  Patient Records and Information Management: Allscripts has integrated and deployed BIO-key’s biometric solution as a standard part of its Enterprise EHR solution.  The integrated solution has been deployed at George Washington University, Holzer Clinic, Medisync, and many other Allscripts customers. HBOC, one of the largest healthcare patient records and information management companies, has integrated BIO-key technology into their portal and has deployed their solution in a pilot for the Baptist Hospital System. The Indiana Blood Center is incorporating BIO-key’s large scale identity assurance platform to provide a safe, secure and convenient means for donors to confirm their identity.  Also, Mckesson Automation uses BIO-key biometrics for secure access to their Accudose line of medication and supply  cabinets.

•                  Financial: BIO-key is working with several companies focusing on financial applications such as point of sale systems and employee trusted identification cards, as well as customer facing applications over the Internet. BIO-key has also begun work with several financial institutions to incorporate its technology for secure access to money transfers for institutional customers.

Intellectual Property Rights

We believe that our intellectual property is important to our biometric and law enforcement segments:

•                  Patents—our biometrics segment uses patented technology and trade secrets developed or acquired by us.

In May 2005, the U.S. Patent & Trademark Office issued us a patent for our Vector Segment fingerprint technology (VST), BIO-key’s core biometric analysis and identification technology.

On August 29 2006, BIO-key announced that the Company’s patent for biometric identification indexing, a core feature of its VST™ software, has been granted in Europe. In addition, a WEB-key® authentication security patent for “Systems and Methods of Secure Biometric Authentication” has been issued in South Africa. These patents enhance the worldwide protection of BIO-key’s technology. The European patent for VST, which provides BIO-key with protection of its intellectual property in Europe, was issued on March 29, 2006 and covers a similar set of claims for a patent BIO-key was granted in 2005 in the United States.  BIO-key expects the patent for Secure Biometric Authentication, issued in South Africa on April 26, 2006, to be issued in the United States in the near future.

On October 3, 2006, BIO-key announced that the Company’s patent for a biometric authentication security framework has been granted by the U.S. Patent & Trademark Office. The patent (No. 7,117,356) was issued to BIO-key for a biometric authentication security framework that enhances commercial and civil biometric use.  BIO-key’s authentication security framework  protects privacy and security while also facilitates ease of use of biometric systems.  The technology that this patent is based on is the foundation for authentication security as incorporated in BIO-key’s WEB-key® product line.  WEB-key is a mature enterprise authentication solution that functions in a wide variety of application environments.  The solution supports a variety of implementation alternatives including card technologies for ‘two-factor’ authentication and also supports  ‘single-factor’ authentication.

On January 11, 2007, BIO-key announced that the U.S. Patent & Trademark Office has issued US patent No. 7,155,040 covering BIO-key’s unique image processing technology, which is critical for enhancing information used in the extraction of biometric minutiae. The issued patent protects a critical part of an innovative four-phase image enhancement process developed by BIO-key, and represents the third U.S. patent granted to the company for its biometric technology.

On April 15, 2008, BIO-key announced that the U.S. Patent and Trademark Office has issued US patent No. 7,359,553 covering BIO-key’s image enhancement and data extraction core algorithm components. The solution protected under this recently issued patent provides the capability to quickly and accurately transform a fingerprint image into a computer image that can be analyzed to determine the critical data elements.

On October 15, 2008 BIO-key announced that the U.S. Patent and Trademark Office has issued US patent No. 7,415,605 for the company’s “Biometric Identification Network Security” method. The solution protected under this recently issued patent provides a defense against hackers and system attacks, while leveraging the industry standard Trusted Platform Module (“TPM”) specification for encryption key management.

On December 3, 2008 BIO-key announced that the U.S. Patent and Trademark Office has issued US patent No. 7,454,624 for the company’s “Match Template Protection within a Biometric Security System” method. The solution protected under this recently issued patent limits the scope of enrollment templates usage and also eliminates the need for revocation or encryption processes, which can be expensive and time consuming.

Additionally, we have a number of U.S. and foreign patent applications in process related to this intellectual property.

•                  Trademarks— We have registered our trademarks “BIO-key”, “True User Identification”, “WEB-key”, “PacketCluster”, “PacketCluster Patrol”, “PacketWriter”, “PocketCop”, “VirtualCop”, “MobileCop”, “InfoExchange” and the design mark for “Cerulean”, with the U.S. Patent & Trademark Office. We have also applied for trademarks for “Cerulean”, “SecureMessage” and “MobileSRO, a mobile data solution for school and campus security”.

•                  Copyrights and trade secrets—We take measures to ensure copyright and license protection for our software releases prior to distribution. When possible, the software is licensed in an attempt to ensure that only licensed and activated software functions to its full potential. We also take measures to protect the confidentiality of our trade secrets.

Research and Development

Our research and development efforts are concentrated on enhancing the functionality, reliability and integration of our current products as well as developing new and innovative products for biometrics and law enforcement. Although BIO-key believes that its identification technology is one of the most advanced and discriminating fingerprint technologies available today, the markets in which BIO-key compete are characterized by rapid technological change and evolving standards. In order to maintain its position in the market, BIO-key will continue to upgrade and refine its existing technologies.

During the fiscal years ended December 31, 2008 and 2007, BIO-key spent approximately $4,489,000 and $4,995,000 respectively, on research, development and engineering. BIO-key’s limited customer base during that time did not directly bear these costs, which were principally funded through outside sources of equity and debt financing.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

The use of “we,” “us,” “our” or the “Company” under this caption refers to BIO-key International, Inc.

The following Management’s Discussion and Analysis discusses BIO-key’s ongoing operations as of June 30, 2009 and December 31, 2008, and does not contemplate the Asset Sale, which is the subject of this proxy statement.  If the Asset Sale is approved by BIO-key’s stockholders, under the Asset Purchase Agreement, BIO-key’s Law Enforcement operations will cease and will be assumed by InterAct.

The following discussion and analysis should be read together with our Consolidated Financial Statements and related notes and other financial information appearing elsewhere in this proxy statement.  This proxy statement contains trend analyses and other forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Any statements in this proxy statement that are not statements of historical fact are forward-looking statements.  Also, statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance or the outcome of litigation (often, but not always, using words or phrases such as “believes,” “expects” or “does not expect,” “is expected,” “anticipates” or “does not anticipate” or “intends” or stating that certain actions, events or results “may,” “could,” “would,” “might” or “will” be taken or achieved) are not statements of historical fact and are “forward-looking statements.”  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements or developments in our business or industry, to differ materially from the anticipated results, performance, achievements or developments expressed or implied by such forward-looking statements.  Factors that may cause such differences or otherwise affect our business, results of operations and financial condition include, but are not limited to, those discussed in “Risk Factors” starting on page [      ] of this proxy statement.  Forward-looking statements are not guarantees of future results, but rather are based on management’s current plans, estimates, opinions and projections.  We assume no obligation to update forward-looking statements if assumptions or these plans, estimates, opinions or projections should change.

OVERVIEW

The following Management’s Discussion And Analysis Of Financial Condition And Results Of Operations (“MD&A”) is intended to help you understand BIO-key International (the “Company”, “we”, “us” or “our”).  MD&A is provided as a supplement to and should be read in conjunction with our financial statements and the accompanying notes.  Our MD&A includes the following sections:

OVERVIEW provides a description of our business, the major items that affected our business, and how we analyze our business. It then provides an analysis of our overall 2008 performance and a description of the significant events impacting 2008 and thereafter.

RESULTS OF OPERATIONS provides an analysis of the consolidated and segment results of operations for 2008 compared to 2007.

LIQUIDITY AND CAPITAL RESOURCES provides an overview of our cash flows, financing, contractual obligations, and liquidity outlook.

CRITICAL ACCOUNTING POLICIES provides a discussion of our accounting policies that require critical judgment, assumptions and estimates.

RECENT ACCOUNTING STANDARDS by reference to Note 1 to the Consolidated Financial Statements provides a description of accounting standards which we have not yet been required to implement and may be applicable to our operations, as well as those significant accounting standards which were adopted during 2008.

Our Business

BIO-key develops and delivers advanced identification solutions and information services to customers in both the private sector and government, including law enforcement departments, and public safety agencies. Our high-performance, yet easy-to-deploy biometric finger identification technology accurately identifies and authenticates users of wireless and enterprise data, improving security, convenience and privacy while reducing identity theft. Our mobile wireless technology provides first responders with critical, reliable, real-time data and images from local, state and national databases. Today, over 750 police departments in North America depend on BIO-key solutions, making us one of the leading supplier of mobile and wireless solutions for public safety worldwide.

In 2004, BIO-key acquired Public Safety Group, Inc. (“PSG”), a privately held company that is a leader in wireless solutions for law enforcement and public safety markets. PSG’s primary technology is PocketCop™, a handheld solution that provides mobile officers, such as detectives who are not typically in their vehicles, a hand-held mobile information software solution.

Also in 2004, BIO-key completed a transaction with Aether Systems, Inc. to purchase its Mobile Government Division (“Mobile Government” or “AMG”), a leading provider of wireless data solutions for use by public safety organizations, primarily state, local police, fire and rescue and emergency medical services organizations. Our PacketCluster mobile information software is integrated with 50 separate State/NCIC databases, as well as other state, local and federal databases. Its open architecture and its published Application Programming Interface (API) make it easy to interface with a wide range of information sources. PacketCluster products deliver real-time information in seconds, freeing dispatchers to handle more pressing emergencies.

In 2007, BIO-key completed a transaction with ZOLL Data Systems, Inc. (“ZOLL”), a subsidiary of ZOLL Medical Corporation, in which ZOLL acquired substantially all of the assets related to the Company’s Fire/EMS Services division.

As a result of these transactions, we have organized the Company into two reporting segments:  Law Enforcement and Biometrics.  Law Enforcement’s mobile wireless technology provides first responders with critical, reliable, real-time data and images from local, state and national databases.  Biometric’s high performance, scalable, cost-effective and easy-to-deploy biometric fingerprint identification technology identifies and authenticates individuals to improve security, convenience and privacy and to reduce identity theft.  The Company continues to focus on its primary objectives of increasing revenue and managing expenses, by continuing to develop and deploy leadership technology and applications, while providing its existing and new customers with high quality support and service.

RESULTS OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2009 AS COMPARED TO JUNE 30, 2008

Our business is organized into Biometrics and Law Enforcement segments, structured to quickly respond to market needs.   Each segment is headed by a General Manager focusing on growing the business, and driving down costs to achieve profitability.

A detailed analysis of both segments can be found below.

Consolidated Results of Operations - Percent Trend

	Three Months Ended June 30,
	2009	2008
Revenues
Services	70%	51%
License fees and other	30%	49%
	100%	100%
Costs and other expenses
Cost of services	13%	8%
Cost of license fees and other	4%	4%
	17%	12%
Gross Profit	83%	88%

Operating expenses
Selling, general and administrative	49%	47%
Research, development and engineering	28%	33%
	77%	80%
Operating Income (Loss)	6%	8%

Other deductions
Total other deductions	-1%	-1%
Net Income from continuing operations	5%	7%
Net Loss from discontinued operations	0%	-2%
Net Income	5%	5%

The Company evaluates performance and allocates resources based on revenues and operating income (loss). Operating income (loss) for each segment includes selling, general and administrative expenses directly attributable to the segment in addition to those allocated as a percentage based on the segments revenues and other factors. The segmentation of operating income as noted above and detailed below reflects how management now evaluates its business. Assets for the Company are commingled and are related to all operating segments. Management does not evaluate or identify the operating assets of the segments separately.

	Three months ended
	June 30,
	2009	2008	$ Change	% Change

Revenues
Law Enforcement
Service	$1,804,893	$1,781,915	$22,978	1%
License & other	627,144	576,762	50,382	9%
	2,432,037	2,358,677	73,360	3%
Biometrics
Service	84,154	46,430	37,724	81%
License & other	196,531	1,174,846	(978,315)	-83%
	280,685	1,221,276	(940,591)	-77%

Total Revenue	$2,712,722	$3,579,953	$(867,231)	-24%

Cost of goods sold
Law Enforcement
Service	$324,796	$270,107	$54,689	20%
License & other	47,116	103,908	(56,792)	-55%
	371,912	374,015	(2,103)	-1%
Biometrics
Service	25,721	18,641	7,080	38%
License & other	53,051	28,522	24,529	86%
	78,772	47,163	31,609	67%

Total COGS	$450,684	$421,178	$29,506	7%

Revenues

Law Enforcement

Service revenue for the segment for the three month period ended June 30, 2009 increased slightly by 1% as a result of increased specialized services revenue from new orders.

License revenue for the three months increased 9% over the same period in 2008, as the result of new customer orders.

Biometrics

For the three months ended June 30, 2009, service revenue increased 81% from the same period in 2008 as the Company added new maintenance customers.

License and other revenue for the three months ended June 30, 2009 decreased by 83%, attributable directly to an order received in the same period in 2008 from a new OEM customer.

Costs of goods sold

Law Enforcement

Cost of services for the three months ended June 30, 2009 increased approximately $55,000 from the same period in 2008 due to direct costs and third party related expenses.

Cost of licenses for the three months ended June 30, 2009 decreased by approximately $57,000 from the same period in 2008 due to change in the product mix of third-party software and related royalty costs.

Biometrics

For the three months ended June 30, 2009, cost of services increased approximately $7,000 from the same period in 2008 due to increased customer support for the expanding customer base.

License and other costs increased for the three months ended June 30, 2009 from the same period in 2008 by approximately $25,000 due to and increase in costs for temporary outside services required to support specific customer orders, offset by a reduction in hardware costs.

Selling, general and administrative

	Three months ended June 30,
	2009	2008	$ Change	% Change

Law Enforcement	$862,276	$1,413,216	$(551,940)	-39%
Biometrics	458,485	282,090	176,395	63%

Total	$1,320,761	$1,695,306	$(374,545)	-22%

Law Enforcement & Biometrics

SG&A expenses decreased by 22% for the three months ended June 30, 2009 from the same period in 2008 due to lower rent, and stock compensation charges.  The Company expects that SG&A expenses will remain at approximately the same level for the remainder of 2009.

Research, development and engineering

	Three months ended June 30,
	2009	2008	$ Change	% Change

Law Enforcement	$545,599	$891,047	$(345,448)	-39%
Biometrics	223,510	273,170	(49,660)	-18%

Total	$769,109	$1,164,217	$(395,108)	-34%

Law Enforcement & Biometrics

Research, development and engineering expenses decreased by 34% for the three months ended June 30, 2009 from the same period in 2008, driven largely by reductions in facilities and personnel related expenses.

Other income and expense

	Three months ended June 30,
	2009	2008	$ Change	% Change

Derivative and warrant fair value adjustments	$(19,646)	$(41,915)	$22,269	-53%
Interest income	—	399	(399)	-100%
Interest expense	(12,752)	(7,884)	(4,868)	62%
Other expense	—	(16,142)	16,142	-100%

Total	$(32,398)	(65,542)	$33,144	-51%

For the three months ended June 30, 2009, derivative and warrant fair value adjustments decreased, when compared to the 2008 period, due to changes in the fair market value of embedded derivatives and detachable warrants issued with convertible debt issued in 2004 and 2005, as well as additional derivatives recorded as a result of financings in 2006. The fair value of the derivatives will fluctuate based on our stock price on the valuation date, the debt conversion price, the volatility of our stock price over a period of time, changes in the value of the risk free interest rate and the time to maturity of the outstanding instruments at different points in time.

For the three months ended June 30, 2009, the increase in the interest expense was attributable to the note payable.  The corresponding three month period ending June 30, 2008 included lesser, non-cash interest charges included in the calculations for the amortization of deferred rent.

SIX MONTHS ENDED JUNE 30, 2009 AS COMPARED TO JUNE 30, 2008

Consolidated Results of Operations - Percent Trend

	Six Months Ended June 30,
	2009	2008
Revenues
Services	66%	58%
License fees and other	34%	42%
	100%	100%
Costs and other expenses
Cost of services	11%	10%
Cost of license fees and other	4%	4%
	15%	14%
Gross Profit	85%	86%

Operating expenses
Selling, general and administrative	48%	57%
Research, development and engineering	29%	39%
	77%	96%
Operating loss	8%	-10%

Other deductions
Total other deductions	-2%	-1%
Net Loss from continuing operations	6%	-11%
Net Income (Loss) from discontinued operations	—%	-1%
Net Income (Loss)	6%	-12%

The Company evaluates performance and allocates resources based on revenues and operating income (loss). Operating income (loss) for each segment includes selling, general and administrative expenses directly attributable to the segment in addition to those allocated as a percentage based on the segments’ revenues and other factors. The segmentation of operating income as noted

above and detailed below reflects how management now evaluates its business.  Assets for the Company are commingled and are related to all operating segments. Management does not evaluate or identify the operating assets of the segments separately.

	Six months ended June 30,
	2009	2008	$ Change	% Change
Revenues
Law Enforcement
Service	$3,618,924	$3,466,069	$152,855	4%
License & other	1,366,905	1,080,407	286,498	27%
	4,985,829	4,546,476	439,353	10%
Biometrics
Service	215,503	79,545	135,958	171%
License & other	603,376	1,494,350	(890,974)	-60%
	818,879	1,573,895	(755,016)	-48%

Total Revenue	$5,804,708	$6,120,371	$(315,663)	-5%

Cost of goods sold
Law Enforcement
Service	$602,616	$607,343	$(4,727)	-1%
License & other	53,216	158,604	(105,388)	-66%
	655,832	765,947	(110,115)	-14%
Biometrics
Service	53,879	28,990	24,889	86%
License & other	172,713	67,722	104,991	155%
	226,592	96,712	129,880	134%

Total COGS	$882,424	$862,659	$19,765	2%

Revenues

Law Enforcement

For the six months ended June 30, 2009, service revenue increased by 4% from the same period in 2008, directly relating to increased new customer orders and increasing maintenance customer base.

License & other revenue for the six months ended June 30, 2009 grew by 27% from the same period in the prior year directly attributable to over 25 new customer orders, in addition to add-on orders from existing customers.

Biometrics

Service revenue for the six months ended June 30, 2009 increased 171% as the Company has increased the maintenance customer base compared to the prior year’s corresponding period.

License and other revenue for the six months ended June 30, 2009 decreased 60%, attributable directly to an order received in the same period in 2008 from a new OEM customer.

Costs of goods sold

Law Enforcement

Cost of services for the six months ended June 30, 2009 remained relatively flat from the same period in 2008 due steady state customer support and increased direct expenses, offset by reduction in special project requirements.

Cost of License & other for the six months ended June 30, 2009 decreased by 66% from the six months ended June 30, 2008 due to a change in the mix of orders received requiring more BIO-key software combined with third-party products.

Biometrics

For the six months ended June 30, 2009, cost of services increased approximately $25,000 from the same period in 2008 due to increased customer support for the expanding customer base.

License and other costs increased for the three months ended June 30, 2009 from the same period in 2008 by approximately $105,000 due to and increase in costs for temporary outside services required to support specific customer orders, and third party software.

Selling, general and administrative

	Six months ended June 30,
	2009	2008	$ Change	% Change

Law Enforcement	$1,857,201	$2,922,867	$(1,065,666)	-36%
Biometrics	939,785	561,531	378,254	67%

Total	$2,796,986	$3,484,398	$(687,412)	-20%

SG&A costs for the six months ended June 30, 2009 decreased 20% compared to the same period in 2008.  For the six months ended June 30, 2008, the Company incurred $233,000 in non-cash compensation charges recognized in accordance with FAS123R.   Reduction in rent expense was also a significant contributor to the overall decrease.

Research, development and engineering

	Six months ended June 30,
	2009	2008	$ Change	% Change

Law Enforcement	$1,195,105	$1,876,062	$(680,957)	-36%
Biometrics	473,777	535,186	(61,409)	-11%

Total	$1,668,882	$2,411,248	$(742,366)	-31%

Law Enforcement & Biometrics

For the six months ended June 30, 2009, research, development and engineering costs decreased 31% from the six months ended June 30, 2008 due to reductions in personnel and related expenses, and temporary outside services.

Other income and expense

	Six months ended June 30,
	2009	2008	$ Change	% Change

Derivative and warrant fair value adjustments	$(54,976)	$(11,174)	$(43,802)	392%
Interest income	—	1,298	(1,298)	-100%
Interest expense	(36,246)	(18,007)	(18,239)	101%
Other expense	(3,375)	(16,142)	12,767	-79%

Total	$(94,597)	$(44,025)	$(50,572)	115%

For the six months ended June 30, 2009, derivative and warrant fair value adjustments increased, when compared to the 2008 period, due to changes in the fair market value of embedded derivatives and detachable warrants issued with convertible debt issued in 2004 and 2005, as well as additional derivatives recorded as a result of financings in 2006. The fair value of the derivatives will fluctuate based on our stock price on the valuation date, the debt conversion price, the volatility of our stock price over a period of time, changes in the value of the risk free interest rate, and the time to maturity of the outstanding instruments at different points in time.

For the six months ended June 30, 2009, the increase in the interest expense was attributable to the Note Payable.  The corresponding six month period ending June 30, 2008 included lesser, non-cash interest charges included in the calculations for the amortization of deferred rent.

LIQUIDITY AND CAPITAL RESOURCES

For the six months ended June 30, 2009, net cash used in operations was approximately $1,088,000.  The cash used for continuing operations was primarily due to the following items:

•                  Negative cash flow due to a increase in accounts receivable of approximately $449,000,

•                  Positive cash flow due to a decrease in cost and earnings in excess of billings on uncompleted contracts of approximately $145,000,

•                  Negative cash flows from a slight increase in accounts payable offset by a decrease accrued liabilities of approximately $100,000,

•                  Negative cash flows from a decrease in note payable of approximately $1,230,308, and

•                  Negative cash flows from a decrease in deferred revenue of approximately $269,000 due to the timing of billings.

The following non-cash items reflected in the Company’s statement of operations are used to reconcile the net loss to the net cash used in operating activities during the six months ended June 30, 2009:

•                  The Company issued notes in 2004, 2005 and 2006 and preferred stock in 2006, all of which contained embedded derivatives, and associated warrants. In 2009, the Company recognized a loss of approximately $55,000 related to the increase in value of the derivatives and associated warrants. The increase in value is driven mainly by the increase in value of the underlying BIO-key stock.

•                  The Company recorded approximately $272,000 of charges in 2009 for the expense of amortizing intangible assets.

•                  The Company recorded approximately $65,000 of charges in 2009 for the expense of issuing options to employees for services.

Net cash used in investing activities for the six months ended June 30, 2009 was approximately $24,000, used in capital expenditures to upgrade computers.

Working capital deficit at June 30, 2009 was approximately $3,316,000, as compared to a deficit of approximately $4,103,000 at December 31, 2008, the improvement of which was driven mainly by the reduction of note payable.

Since January 7, 1993 (date of inception), our capital needs have been principally met through proceeds from the sale of equity and debt securities.

We do not expect any material capital expenditures during the next twelve months.

We do not currently maintain a line of credit or term loan with any commercial bank or other financial institution.

Liquidity outlook

At June 30, 2009 our total of cash and cash equivalents was $563,559 as compared to $1,712,912 at December 31, 2008.

For approximately the past 18 months the Company has financed itself with internal funds generated from operations. Previously,  the Company had financed itself through access to the capital markets by issuing debt securities, convertible preferred stock and common stock. We currently require approximately $900,000 per month, to conduct our operations. During the first six months of 2009, we generated approximately $5,805,000 of revenue and achieved profitability for the six months ended June 30, 2009.   While the Company expects to remain profitable through the remainder of 2009, there can be no assurance that we will.

The Company’s Series A Convertible Preferred Stock was redeemable in cash by the stockholders within 10 days after December 31, 2008, since certain stock price performance conditions were not met. This obligation is still outstanding and continues to accrue dividends at an increased default rate.

In addition, the Company’s Series B and Series C Convertible Preferred Stock were redeemable in cash by the stockholders during the first quarter of 2009, since certain stock price performance conditions were not met. These obligations are still outstanding and continue to accrue dividends at an increased default rate.

The Company has received waivers from the holders of 64% of the outstanding preferred shares, representing 89% of the outstanding shares other than the shares held by Longview Special Finance, Inc. and Longview Fund, L.P.  See note 16 for subsequent related liability.

If we are unable to generate sufficient revenue to meet our goals, we will need to obtain additional third-party financing to (i) conduct the sales, marketing and technical support necessary to execute our plan to substantially grow operations, increase revenue and serve a significant customer base; and (ii) provide working capital. Therefore, we will need to obtain additional financing through the issuance of debt or equity securities, or to restructure our financial position through similar transactions to those consummated during 2006 and 2007.

The Company has entered into a Settlement Agreement with Longview Special Finance, Inc. and Longview Fund, L.P whereby we are required to pay a total of $2,164,922 by October 30, 2009.  We have taken out an unsecured promissory note with the Shaar Fund, Ltd., due and payable on November 4, 2009, to pay half of the obligation on July 7, 2009.  The balance of the settlement agreement is accruing interest at seventeen percent (17%) per annum and the promissory note is accruing interest at eight percent (8%) per annum.

Due to several factors, including our history of losses and limited revenue, our former and current independent auditors have included an explanatory paragraph in opinions they have previously issued related to our annual financial statements as to the substantial doubt about our ability to continue as a going concern. Our long-term viability and growth will depend upon the successful commercialization of our technologies and our ability to obtain adequate financing. In addition, the recent financial crisis in the global capital markets and the current negative global economic trends have had an adverse impact on market participants including, among other things, volatility in security prices, diminished liquidity, and limited access to financing.  These events could, therefore, affect our efforts to commercialize our technology and to obtain adequate financing.  In particular, these conditions could impact the ability and willingness of our current and prospective customers to make investments in our technology and pay their obligations to us. To the extent that we require such additional financing, no assurance can be given that any form of additional financing will be available on terms acceptable to us, that adequate financing will be obtained to meet our needs, or that such financing would not be dilutive to existing stockholders. If available financing is insufficient or we fail to continue to generate meaningful revenue, we may be required to further reduce operating expenses, delay the expansion of operations, be unable to pursue merger or acquisition candidates, or continue as a going concern.

RESULTS OF OPERATIONS

TWELVE MONTHS ENDED DECEMBER 31, 2008 AS COMPARED TO DECEMBER 31, 2007

Consolidated Results of Operations - Two Year Percent Trend

	Years ended December 31,
	2008	2007
Revenues
Services	56%	70%
License fees and other	44%	30%
	100%	100%
Costs and other expenses
Cost of services	10%	15%
Cost of license fees and other	3%	3%
	13%	18%
Gross Profit	87%	82%

Operating expenses
Selling, general and administrative	51%	86%
Research, development and engineering	35%	50%
	86%	136%
Operating income/(loss)	1%	-54%

Other income/(deductions)
Total other income/(deductions)	1%	-2%
Net Income/(loss) from continuing operations	2%	-56%
Net Income from discontinued operations	0%	4%
Gain/(loss) on disposal of discontinued operations	-1%	41%
Net income/(loss)	1%	-11%

The Company evaluates performance and allocates resources based on revenues and operating income (loss). Operating income (loss) for each segment includes selling, general and administrative expenses directly attributable to the segment in addition to those allocated as a percentage based on the segments’ revenues and other factors. The segmentation of operating income as noted above and detailed below reflects how management evaluates its business.  Assets for the Company are commingled and are related to all operating segments. Management does not evaluate or identify the operating assets of the segments separately.

Revenues and Costs of goods sold

			2008 - 2007
	2008	2007	$ Chg	% Chg

Revenues
Law Enforcement
Service	$7,045,222	$6,904,856	$140,366	2%
License & other	2,451,283	2,168,344	282,939	13%
	9,496,505	9,073,200	423,305	5%
Biometrics
Service	191,515	60,850	130,665	215%
License & other	3,188,027	854,406	2,333,621	273%
	3,379,542	915,256	2,464,286	269%

Total Revenue	$12,876,047	$9,988,456	$2,887,591	29%

Cost of goods sold
Law Enforcement
Service	$1,195,602	$1,397,888	$(202,286)	(14)%
License & other	200,287	145,627	54,660	38%
	1,395,889	1,543,515	(147,626)	(10)%
Biometrics
Service	70,646	95,453	(24,807)	(26)%
License & other	268,606	145,808	122,798	84%
	339,252	241,261	97,991	41%

Total COGS	$1,735,141	$1,784,776	$(49,635)	(3)%

Revenues

Law Enforcement

For the year ended December 31, 2008, service revenue increased due to a combination of new license and associated maintenance deals, and the conversion of a long-term project customer into maintenance.  This increase was offset by existing customer cancellations.

For the year ended December 31, 2008, license and other revenue increased primarily due to product penetration into a number of new government agencies in Georgia, Hawaii, and Maryland.

Biometrics

For the year ended December 31, 2008, service revenue increased as the Company successfully bundled maintenance agreements to its expanding customer license base during the period, as well renewed existing maintenance agreements from its legacy customers during the period. The percentage of service revenue as a proportion of total Biometric revenue was steady at approximately 6% across the two periods reported.

For the year ended December 31, 2008, license and other revenue increased primarily as a result of sales generated from a new OEM customer, and was supplemented by additional license revenue from existing customers.

Costs of goods sold

Law Enforcement

For the year ended December 31, 2008, cost of services decreased from the 2007 period primarily due to a reduction in payroll costs of approximately $140,000, and the associated allocation of corporate overhead, of approximately $48,000.

For the year ended December 31, 2008, cost of licenses increased from the 2007 period as a result of the Company’s increased use of embedded third-party software, which had the effect of driving up license fees and royalty costs.

Biometrics

For the year ended December 31, 2008, cost of services decreased from the 2007 period due to lower personnel related expenses.  The Company expects these costs will increase in future periods as additional Biometric customers are added.

For the year ended December 31, 2008, cost of license and other increased from the 2007 period, due to an increase in hardware and third party software costs, driven by a larger customer base. While these costs increased year over year, the proportion of license and other costs to license and other revenues decreased to 8% from 17% over the two periods presented, indicating that the Company improved its margins in this emerging segment.

Selling, general and administrative

			2008 - 2007
	2008	2007	$ Chg	% Chg

Law Enforcement	$5,184,094	$7,142,929	$(1,958,835)	(27)%
Biometrics	1,369,828	1,430,934	(61,106)	(4)%

Total	$6,553,922	$8,573,863	$(2,019,941)	(24)%

The overall decline in the total SG&A costs for the year ended December 31, 2008 as compared to 2007 was primarily attributable to a reduction in headcount driven by our continued focus on expense management.  Payroll costs, which include permanent and temporary staff as well as the associated benefits, and commissions, were reduced by approximately $730,000, and the associated share-based compensation charges decreased by approximately $180,000 during 2008.

Professional fees dropped by approximately $860,000 throughout the 2008 year due to a number of factors. First, the Company was able to further reduce certain accounting and consulting fees incurred during 2007 relating to reporting and compliance issues the Company experienced due to the restatement of previously filed financial statements that occurred in 2007.  In addition, there were $426,000 in one-time legal and regulatory costs associated with our proposed acquisition of a Canadian company incurred in 2007.

During 2008, the Company extended its property lease at the Marlborough, MA location. The lower square footage of floor space rented will save the Company approximately $75,000 per month, when compared to the previous arrangement. Hence the allocation of facilities cost across the Law segment was lower.

Research, development and engineering

			2008 - 2007
	2008	2007	$ Chg	% Chg

Law Enforcement	$3,502,451	$3,997,678	$(495,227)	(12)%
Biometrics	986,341	997,121	(10,780)	(1)%

Total	$4,488,792	$4,994,799	$(506,007)	(10)%

Law Enforcement

For the year ended December 31, 2008, R & D costs decreased as compared to 2007 due to two main factors. Personnel related expenses, including the associated share-based compensation charges decreased by approximately $350,000 due to headcount reductions. Another driver of change in facilities charges was due to the Company extending its property lease at the Marlborough, MA location, as discussed above.

Biometrics

For the year ended December 31, 2008, R & D costs decreased as compared to 2007, primarily due to lower personnel costs, offset slightly by an increase in consultant expenses.

Other income and expense

			2008 - 2007
	2008	2007	$ Chg	% Chg

Interest income	$1,339	$3,097	$(1,758)	(57)%
Interest expense	(92,520)	(832,457)	739,937	(89)%
Derivative and warrant fair value adjustments	93,059	1,016,845	(923,786)	(91)%
Investment income	119,348	—	119,348	n/a
Loss on extinguishment of debt	—	(403,940)	403,940	(100)%
Other income (expense)	(34,885)	12,102	(46,987)	(388)%

	$86,341	$(204,353)	$290,694	(142)%

For the year ended December 31, 2008, the decrease in interest expense was attributable to repayment of all of the Company’s senior and subordinated debt obligations in May 2007.  Interest expense includes actual cash paid for interest as well as non-cash interest charges for the amortization of debt discounts, deferred charges, and deferred rent. The majority of interest expense for 2008 was associated with the Note Payable (Note L to the consolidated financial statements for the year ended December 31, 2008).

For the year ended December 31, 2008, derivative and warrant fair value adjustments decreased, when compared to the 2007 period, due to changes in the fair market value of embedded derivatives and detachable warrants issued with convertible debt in 2004 and 2005, as well as additional derivatives recorded as a result of financings in 2006. The fair value of the derivatives will fluctuate based on; our stock price on the valuation date, the debt conversion price, the volatility of our stock price over a period of time, changes in the value of the risk free interest rate, and the time to maturity of the outstanding debt at different points in time. Stock price is the major driver behind the movement in the Company’s balances. In dollar terms, our stock price decreased less during the 2008 year when compared to the 2007 year, reducing the extent of the movement in value of the derivatives and warrants, and creating less substantial non-cash income.

As mentioned in Note Q to the consolidated financial statements for the year ended December 31, 2008, the balance of unamortized debt discounts, deferred financing charges, and derivatives with respect to the 2004 and 2005 financings were extinguished as part of the May 2007 debt repayment. The changes represented non-cash income and expense charges to the statement of operations and were classified as loss on extinguishment of debt.  There was no extinguishment of debt during 2008.

For the year ended December 31, 2008, investment income related to the realization of “available-for-sale” securities sold at its market value.

DISCONTINUED OPERATIONS

On May 22, 2007, we completed the sale of our Fire/EMS Services division for $7 million, amounting to a net gain to the Company of approximately $4 million. This business had previously been reported as a separate segment in our financial statements. For the fiscal years ended 2008 and 2007, $0, and $0.4 million of operating income, respectively, net of tax, were reflected as discontinued operations in the accompanying consolidated statements of operations.  Net sales associated with the discontinued operations were $0, and $1.5 million for 2008 and 2007, respectively. See “Note B — Discontinued Operations” for further discussion.

LIQUIDITY AND CAPITAL RESOURCES

OPERATING ACTIVITIES OVERVIEW

Net cash provided by operations during the year ended December 31, 2008 was approximately $129,000. The cash provided by operating activities of continuing operations was primarily due to the following items:

•                  Positive cash flows related to a decrease in accounts receivable, offset by a decrease in deferred revenue of approximately $1,440,000, and $810,000, respectively (net inflow of $630,000),

•                  Negative cash flows from payments with respect to the note payable, and a decrease in accrued liabilities of approximately $840,000 and $592,000, respectively (total outflow of $1,432,000),

•                  Negative cash flows from a reduction in deferred rent by approximately $350,000.

The following non-cash items reflected in the Company’s statement of operations are used to reconcile the net loss to the net cash used in operating activities during the year ended December 31, 2008:

•                  The Company issued notes in 2004, 2005 and 2006 and preferred stock in 2006, all of which contained embedded derivatives, and associated warrants. In 2008, the Company recognized gains of approximately $93,000 related to the decrease in value of the derivatives and associated warrants. The decrease in value is driven mainly by the decline in value of the underlying BIO-key stock,

•                  The Company recorded approximately $119,000 as gain on sale of investments in 2008,

•                  The Company recorded approximately $742,000 of charges in 2008 for the expense of amortizing intangible assets,

•                  The Company recorded approximately $415,000 of charges in 2008 for the expense of issuing options to employees for services.

INVESTING ACTIVITIES OVERVIEW

Net cash provided by investing activities for the year ended December 31, 2008 was approximately $619,000. The cash provided by investing activities for continuing operations was primarily driven by deposit returns of approximately $480,000, and the proceeds of approximately $119,000 from the sale of available-for-sale investments.

FINANCING ACTIVITIES OVERVIEW

The were no cash inflows or outflows related to financing activities during 2008.

Working capital deficit at December 31, 2008 was approximately $4,100,000 as compared to a deficit of approximately $5,796,000 at December 31, 2007, the improvement of which was driven mainly by the Company’s repayment of various liabilities and recognition of backlog items from deferred revenue.

Since January 7, 1993 (date of inception), our capital needs have been principally met through proceeds from the sale of equity and debt securities.

We do not expect any material capital expenditures during the next twelve months.

We do not currently maintain a line of credit or term loan with any commercial bank or other financial institution.

Liquidity outlook

At December 31, 2008, our total of cash and cash equivalents was approximately $1,713,000, as compared to approximately $965,000 at December 31, 2007.

As discussed above, the Company has financed itself in the past through access to the capital markets by issuing convertible debt securities, convertible preferred stock and common stock. We currently require approximately $900,000 per month to conduct our operations. During 2008, we generated approximately $13,000,000 of revenue. While the Company expects to increase revenue in 2009, there can be no assurance that we will achieve that goal.

The Company remains obligated under a note payable to one of its subcontractors in the aggregate amount of approximately $1,100,000, which amount is scheduled to be paid by the Company on a monthly basis, with the final payment due on June 1, 2009.

In addition, as described further in Notes O and X to the financial statements included in this annual report, the Company is currently required to redeem certain of its outstanding shares of preferred stock, to the extent that the Company is legally permitted to do so, by paying cash to the holders of such shares in accordance with the terms of such preferred stock.

If we are unable to generate sufficient revenue to meet our goals, we will need to obtain additional third-party financing to (i) conduct the sales, marketing and technical support necessary to execute our plan to substantially grow operations, increase revenue and serve a significant customer base; and (ii) provide working capital. Therefore, we may need to obtain additional financing through the issuance of debt or equity securities, or to restructure our financial position through similar transactions to those consummated during 2006 and 2007.

Due to several factors, including our history of losses and limited revenue, our independent auditors have included an explanatory paragraph in opinions they have previously issued related to our annual financial statements as to the substantial doubt about our ability to continue as a going concern. Our long-term viability and growth will depend upon the successful commercialization of our technologies and our ability to obtain adequate financing. To the extent that we require such additional financing, no assurance can be given that any form of additional financing will be available on terms acceptable to us, that adequate financing will be obtained to meet our needs, or that such financing would not be dilutive to existing stockholders. If available financing is insufficient or unavailable or we fail to continue to generate meaningful revenue, we may be required to further reduce operating expenses, delay the expansion of operations, be unable to pursue merger or acquisition candidates, or continue as a going concern.

OFF-BALANCE SHEET ARRANGEMENTS

We do not have any off-balance sheet arrangements that have, or are in the opinion of management reasonably likely to have, a current or future effect on our financial condition or results of operations. The office lease agreement signed by the Company in June 2008 states BIO-key was to maintain a security deposit in the form of an irrevocable letter of credit in the amount of $40,500. However, BIO-key and the landlord for the property subsequently agreed to have BIO-key place the funds in a third-party escrow account, to be returned at the conclusion of the lease term. The escrow is recorded as the non-current asset, restricted cash as at December 31, 2008.

CRITICAL ACCOUNTING POLICIES

Our financial statements are prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires that we make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. We evaluate our estimates and assumptions on an ongoing basis. Our actual results may differ significantly from these estimates under different assumptions or conditions. There have been no material changes to these estimates for the periods presented in this proxy statement.

We believe that of our significant accounting policies, which are described in Note A of the notes to our consolidated financial statements for the year ended December 31, 2008, the following accounting policies involve a greater degree of judgment and complexity. Accordingly, these are the policies we believe are the most critical to aid in fully understanding and evaluating our financial condition and results of operations.

1. Revenue Recognition

Revenues from software licensing are recognized in accordance with Statement of Position (SOP) No. 97-2, Software Revenue Recognition, as amended by SOP No. 98-9. Accordingly, revenue from software licensing is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is probable.

The Company intends to enter into arrangements with end users for items which may include software license fees, and services or various combinations thereof. For each arrangement, revenues will be recognized when evidence of an agreement has been documented, the fees are fixed or determinable, collection of fees is probable, delivery of the product has occurred and no other significant obligations remain.

Multiple-Element Arrangements: For multiple-element arrangements, each element of the arrangement will be analyzed and the Company will allocate a portion of the total fee under the arrangement to the elements using vendor specific objective evidence of fair value of the element, regardless of any separate prices stated within the contract for each element. Vendor specific objective evidence is based on the price the customer is required to pay when the element is sold separately (i.e., software license fees charged when consulting or other services are not provided, hourly rates charged for consulting services when sold separately from a software license). If vendor specific objective evidence of fair value does not exist for any undelivered elements, all revenue is deferred and recognized ratably over the service period if the undelivered element is services, or until sufficient objective evidence of fair value exists or all elements have been delivered.

License Revenues: Amounts allocated to license revenues are recognized at the time of delivery of the software and all other revenue recognition criteria discussed above have been met.

Revenue from licensing software, which requires significant customization and modification, is recognized using the percentage of completion method, based on the hours of effort incurred by the company in relation to the total estimated hours to complete. In instances where third party hardware, software or services form a significant portion of a customer’s contract, the company recognizes revenue for the element of software customization by the percentage of completion method described above. Third party hardware, software, and services are recognized upon shipment or acceptance as appropriate. If the Company makes different judgments or utilizes different estimates of the total amount of work expected to be required to customize or modify the software, the timing and revenue recognition, from period to period, and the margins on the project in the reporting period, may differ materially from amounts reported. Revenues earned but not yet billed are shown as an asset in Costs and Earnings in Excess of Billings in the balance sheet. Billings in excess of cost and earnings are reflected as a liability in the balance sheet. Anticipated contract losses are recognized as soon as they become known and are estimable.

Service Revenues: Revenues from services are comprised of maintenance and consulting and implementation services. Maintenance revenues include providing for unspecified when-and-if available product updates and customer telephone support services, and are recognized ratably over the term of the service period. Consulting services are generally sold on a time-and-materials basis and include a range of services including installation of software and assisting in the design of interfaces to allow the software to operate in customized environments. Services are generally separable from other elements under the arrangement since performance of the services are not essential to the functionality of any other element of the transaction and are described in the contract such that the total price of the arrangement would be expected to vary as the result of the inclusion or exclusion of the services. Revenues from services are generally recognized as the services are performed.

The Company provides customers, free of charge or at a minimal cost, testing kits which potential licensing customers may use to test compatibility/acceptance of the Company’s technology with the customer’s intended applications.

Costs and other expenses: Includes professional compensation and other direct contract expenses, as well as costs attributable to the support of client service professional staff, depreciation and amortization costs related to assets used in revenue-generating activities, and other costs attributable to serving the Company’s client base. Professional compensation consists of payroll costs and related benefits including stock-based compensation and bonuses. Other direct contract expenses include costs directly attributable to client engagements, such as out-of-pocket costs including travel and subsistence for client service professional staff, costs of hardware and software and costs of subcontractors. The allocation of lease and facilities charges for occupied offices are included in costs of service.

2. Derivative and Warrant financial instruments

In connection with the sale of debt or equity instruments, we may sell options or warrants to purchase our common stock. In certain circumstances, these options or warrants may be classified as derivative liabilities, rather than as equity. Additionally, the debt or equity instruments may contain embedded derivative instruments, such as conversion options, which in certain circumstances may be required to be bifurcated from the associated host instrument and accounted for separately as a derivative instrument asset or liability.

The identification of, and accounting for, derivative instruments is complex. Our derivative instrument liability is re-valued at the end of each reporting period, with changes in the fair value of the derivative liability recorded as charges or credits to income, in the period in which the changes occur. For options, warrants and bifurcated conversion options that are accounted for as derivative instrument liabilities, we determine the fair value of these instruments using the Black-Scholes or Binomial option pricing model. That model requires assumptions related to the remaining term of the instruments and risk-free rates of return, our current common stock price and expected dividend yield, and the expected volatility of our common stock price over the life of the option. The identification of, and accounting for, derivative instruments and the assumptions used to value them can significantly affect our financial statements.

3. Goodwill and Intangible Assets

Goodwill represents the excess of costs of an acquired entity over the net of the amounts assigned to assets acquired and liabilities assumed. The Company has adopted Statement of Financial Accounting Standards No. 142 (“SFAS 142”), Goodwill and Other Intangible Assets., which requires the Company to test goodwill for impairment annually or whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable, rather than amortize. Accordingly, the Company has not amortized goodwill.

Due to the disposal of the Fire/EMS business in May 2007, the Company allocated a greater proportion of Corporate overhead to its Law and Biometrics segments, which affected the fair value assessment of these two remaining reporting units. In addition, the Company also repaid the balance of all convertible debt during the quarter, which increased the net assets of the Company. Accordingly, the Company assessed these events significant enough to trigger the need for an interim assessment as to the recoverability of goodwill. Based on the Company’s assessment, as of June 30, 2007, the Company believed no impairment to goodwill existed.

As provided by SFAS No. 142, the Company has elected to perform the annual assessment of the carrying value of all goodwill as of September 30th of each year using a number of criteria, including the value of the overall enterprise. As of December 31, 2008 and 2007, the Company believes that no impairment exists. Future impairment charges from previous or future acquisitions, if any, will be reflected as an operating expense in the statement of operations.

4. Research and Development Expenditures

Research and development expenses include costs directly attributable to the conduct of research and development programs primarily related to the development of our software products and improving the efficiency and capabilities of our existing software. Such costs include salaries, payroll taxes, employee benefit costs, materials, supplies, depreciation on research equipment, services provided by outside contractors, and the allocable portions of facility costs, such as rent, utilities, insurance, repairs and maintenance, depreciation and general support services. All costs associated with research and development are expensed as incurred.

5. Income Taxes

The provision for, or benefit from, income taxes includes deferred taxes resulting from the temporary differences in income for financial and tax purposes using the liability method. Such temporary differences result primarily from the differences in the carrying value of assets and liabilities. Future realization of deferred income tax assets requires sufficient taxable income within the carryback, carryforward period available under tax law. The Company evaluates, on a quarterly basis whether, based on all available evidence, if it is probable that the deferred income tax assets are realizable. Valuation allowances are established when it is more likely than not that the tax benefit of the deferred tax asset will not be realized. The evaluation, as prescribed by Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes,” includes the consideration of all available evidence, both positive and negative, regarding historical operating results including recent years with reported losses, the estimated timing of future reversals of existing taxable temporary differences, estimated future taxable income exclusive of reversing temporary differences and carryforwards, and potential tax planning strategies which may be employed to prevent an operating loss or tax credit carryforward from expiring unused. Because of the Companies historical performance and estimated future taxable income a full valuation allowance has been established.

6. Accounting for Stock-Based Compensation

The Company accounts for share based compensation in accordance with the provisions of SFAS 123R, which requires measurement of compensation cost for all stock awards at fair value on date of grant and recognition of compensation over the service period for awards expected to vest. The majority of our share-based compensation arrangements vest over either a three or four year vesting schedule. The Company expenses its share-based compensation under the ratable method, which treats each vesting tranche as if it were an individual grant. The fair value of stock options is determined using the Black-Scholes valuation model, and requires the input of highly subjective assumptions. These assumptions include estimating the length of time employees will retain their vested stock options before exercising them (the “expected option term”), the estimated volatility of our common stock price over the option’s expected term, the risk-free interest rate over the option’s expected term, and the Company’s expected annual dividend yield. Changes in these subjective assumptions can materially affect the estimate of fair value of stock-based compensation and consequently, the related amount recognized as an expense in the consolidated statements of operations. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value employee stock-based awards granted in future periods. The values derived from using the Black-Scholes model are recognized as expense over the service period, net of estimated forfeitures (the number of individuals that will ultimately not complete their vesting requirements). The estimation of stock awards that will ultimately vest requires significant judgment. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience. Actual results, and future changes in estimates, may differ substantially from our current estimates.

RECENT ACCOUNTING STANDARDS

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157), which is effective for calendar year companies on January 1, 2008. This Statement defines fair value, establishes a framework for measuring fair value and expands the related disclosure requirements. Management has adopted SFAS 157.  The adoption of SFAS 157 had no impact on the Company’s financial condition and results of operations in 2008.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159), which is effective for calendar year companies on January 1, 2008. The statement allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities on a contract-by-contract basis. Subsequent changes in fair value of these financial assets and liabilities would be recognized in earnings when they occur. SFAS 159 further establishes certain additional disclosure requirements. The adoption of SFAS 159 had no impact on the Company’s financial condition and results of operations in 2008.

In December 2007, the Securities and Exchange Commission, or the SEC, issued SAB No. 110.  SAB 110 allows for the continued use of a “simplified” method, as discussed in SAB No. 107, in developing an estimate of expected term of “plain vanilla” share options in accordance with SFAS 123 (revised 2004).  Originally the SEC staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007.  Accordingly, the SEC staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007.  The Company will continue to use of the simplified method for determining the value of options granted as allowed by SAB 110.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (SFAS No. 141(R)) which establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree.  SFAS No. 141(R) also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The provisions of SFAS No. 141(R) are applicable to business combinations consummated on or after December 15, 2008 with early adoption prohibited. The adoption of SFAS 141(R) will have an impact on the Company’s accounting for business combinations in connection with any future acquisitions.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51”  (SFAS No. 160) which establishes accounting and reporting standards for the noncontrolling interest in a subsidiary for the deconsolidation of a subsidiary.  SFAS No. 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim statements within those fiscal years. The Company does not currently have any noncontrolling interests.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” (SFAS No. 161) which amends and expands the disclosure requirements related to derivative instruments and hedging activities. The

Statement requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The provisions of SFAS 161 are effective for the fiscal year beginning January 1, 2009. The company will comply with the disclosure requirements of this statement if it utilizes derivative instruments or engages in hedging activities upon its effectiveness.

In October 2008, the FASB issued Staff Position No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active” (FSP 157-3). FSP 157-3 clarifies the application of SFAS 157, which the Company adopted as of January 1, 2008, in cases where a market is not active. The Company will comply with the clarification to the original application.

In November 2008, the FASB ratified the EITF consensus on Issue No. 08-7, “Accounting for Defensive Intangible Assets” (EITF 08-7). The consensus addresses the accounting for an intangible asset acquired in a business combination or asset acquisition that an entity does not intend to use or intends to hold to prevent others from obtaining access (a defensive intangible asset). Under EITF 08-7, a defensive intangible asset needs to be accounted as a separate unit of accounting and would be assigned a useful life based on the period over which the asset diminishes in value. EITF 08-7 was effective for transactions occurring after December 31, 2008. The Company will consider this standard in terms of intangible assets in connection with any future acquisitions.

In February 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 141(R)-a, “Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies” (SFAS No. 141(R)-a) which simplifies how entities will be required to account for contingencies arising in business combinations under SFAS 141(R) “Accounting for Business Combinations”. FASB decided to amend the guidance SFAS 141(R) to require assets acquired and liabilities assumed in a business combination that arise from contingencies be recognized at fair value, if fair value can be reasonably estimated.  If fair value of such an asset or liability cannot be reasonably estimated, the asset or liability would be accounted for in accordance with FASB Statement No. 5 “Accounting for Contingencies” (SFAS 5). The provisions of SFAS No. 141(R)-a are applicable to business combinations consummated after January 1, 2009 for calendar year entities. The adoption of SFAS 141(R)-a will have an impact on the Company’s accounting for business combinations in connection with any future acquisitions.

In April 2009, the FASB issued FSP No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (FSP 115-2). This FSP modifies the requirements for recognizing other-than-temporarily impaired debt securities and changes the existing impairment model for such securities. The FSP also requires additional disclosures for both annual and interim periods with respect to both debt and equity securities. Under the FSP, impairment of debt securities will be considered other-than-temporary if an entity (1) intends to sell the security, (2) more likely than not will be required to sell the security before recovering its cost, or (3) does not expect to recover the security’s entire amortized cost basis (even if the entity does not intend to sell). The FSP further indicates that, depending on which of the above factor(s) causes the impairment to be considered other-than-temporary, (1) the entire shortfall of the security’s fair value versus its amortized cost basis or (2) only the credit loss portion would be recognized in earnings while the remaining shortfall (if any) would be recorded in other comprehensive income. FSP 115-2 requires entities to initially apply the provisions of the standard to previously other-than-temporarily impaired debt securities existing as of the date of initial adoption by making a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. The cumulative-effect adjustment potentially reclassifies the noncredit portion of a previously other-than-temporarily impaired debt security held as of the date of initial adoption from retained earnings to accumulated other comprehensive income. This FSP is effective April 1, 2009. The adoption of FSP FAS 115-2 and FAS 124-2 did not have a material impact on our consolidated financial statements.

In April 2009, the FASB issued FSP No. FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments.” This FSP essentially expands the disclosure about fair value of financial instruments that were previously required only annually to also be required for interim period reporting. In addition, the FSP requires certain additional disclosures regarding the methods and significant assumptions used to estimate the fair value of financial instruments. These additional disclosures will be required beginning with the quarter ending June 30, 2009. The Company has adopted the requirements of this pronouncement effective this quarter ended June 30, 2009.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”). SFAS 165 sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 will be effective for interim or annual period ending after June 15, 2009 and will be applied prospectively. The Company has adopted the requirements of this pronouncement for this quarter ended June 30, 2009 and will evaluate subsequent events through the day of filing each financial statement.

In June 2009, the FASB issued SFAS No. 166 “Accounting for Transfers of Financial Assets” (“SFAS 166”). Statement 166 is a revision to FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. SFAS 166 enhances information reported to users of financial statements by providing greater transparency about transfers of financial assets and an entity’s continuing involvement in transferred financial assets.  SFAS 166 will be effective at the start of a reporting entity’s first fiscal year beginning after November 15, 2009. Early application is not permitted. We are currently evaluating the impact of adoption of SFAS 166 on the accounting for our convertible notes and related warrant liabilities.

In June 2009, the FASB issued SFAS No. 167 “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”). Statement 167 is a revision to insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a reporting entity is required to consolidate another entity is based on, among other things, the other entity’s purpose and design and the reporting entity’s ability to direct the activities of the other entity that most significantly impact the other entity’s economic performance. SFAS 167 will require a reporting entity to provide additional disclosures about its involvement with variable interest entities and any significant changes in risk exposure due to that involvement. A reporting entity will be required to disclose how its involvement with a variable interest entity affects the reporting entity’s financial statements. SFAS 167 will be effective at the start of a reporting entity’s first fiscal year beginning after November 15, 2009. Early application is not permitted. We are currently evaluating the impact, if any, of adoption of SFAS 167 on our financial statements.

In June 2009, the FASB issued SFAS No. 168 “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles - A Replacement of FASB Statement No. 162” (“SFAS 168”). Statement 168 establishes the FASB Accounting Standards CodificationTM (Codification) as the single source of authoritative U.S. generally accepted accounting principles (U.S. GAAP) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. SFAS 168 and the Codification are effective for financial statements issued for interim and annual periods ending after September 15, 2009. When effective, the Codification will supersede all existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. Following SFAS 168, the FASB will not issue new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts. Instead, the FASB will issue Accounting Standards Updates, which will serve only to: (a) update the Codification; (b) provide background information about the guidance; and (c) provide the bases for conclusions on the change(s) in the Codification. The adoption of SFAS 168 will not have an impact on our consolidated financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

N/A

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

BIO-key had no changes in or disagreements with accountants on accounting and financial disclosure during the fiscal years ended December 31, 2008 and 2007 or in the six-month period ended June 30, 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
STOCKHOLDER MATTERS

The following table sets forth, as of August 1, 2009, information with respect to the securities holdings of all persons which the Company, pursuant to filings with the Securities and Exchange Commission, has reason to believe may be deemed the beneficial owners of more than five percent (5%) of the Company’s outstanding common stock. The following table also sets forth, as of such date, the beneficial ownership of the Company’s common stock by all officers and directors, individually and as a group. Unless otherwise indicated, the address of each person listed below is c/o BIO-key International, Inc., 3349 Highway 138, Building D, Suite B, Wall, NJ 07719.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)
Thomas J. Colatosti	1,620,241	(2)	2.2%
Michael W. DePasquale	2,000,000	(3)	2.7%
Jeffrey May	255,481	(4)	*
Charles P. Romeo	457,620	(5)	*
John Schoenherr	123,930	(6)	*
Randy Fodero	700,000	(7)	1.0
Kenneth S. Souza	550,000	(8)	*
Trellus Management Company, LLC
350 Madison Avenue 9th Floor New York, NY 10017	7,451,812		10.2%
All officers and directors as a group (8) persons	5,707,272		7.3%

*	Less than 1%

(1)

The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations promulgated under the Securities Exchange Act of 1934, as amended, and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as, other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 73,012,744 shares of common stock outstanding as of August 1, 2009.

(2)

Includes 640,241 shares issuable upon exercise of options and 875,000 shares issuable upon conversion of Series A Preferred Stock. Does not include 100,000 shares issuable upon options subject to vesting.

(3)	Includes 1,980,000 shares issuable upon exercise of options.

(4)	Consists of 255,481 shares issuable upon exercise of options. Does not include 100,000 shares issuable upon options subject to vesting.

(5)	Consists of 457,620 shares issuable upon exercise of options. Does not include 75,000 shares issuable upon options subject to vesting.

(6)	Consists of 123,930 shares issuable upon exercise of options. Does not include 125,000 shares issuable upon options subject to vesting.

(7)	Consists of shares issuable upon exercise of options.

(8)	Consists of shares issuable upon exercise of options.

OTHER MATTERS

Stockholder Proposals

Any proposals by BIO-key stockholders intended for inclusion in the proxy statement to be furnished by BIO-key to its stockholders entitled to vote at the next annual meeting of stockholders of BIO-key pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (if such meeting is held) must be received a reasonable time before BIO-key begins to print and send its proxy materials, in writing at BIO-key’s principal executive offices in Wall, New Jersey.  Under BIO-key’s by-laws, the deadline for providing notice to BIO-key of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders is not less than 60 days nor more than 90 days prior to the first anniversary of last year’s annual meeting (unless the 2010 Annual Meeting of Stockholders is advanced by more than 20 days or delayed by more than 60 days from such anniversary date, in which case any such proposals must be received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting and (ii) the 10th day following the day on which notice of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurs first).  In order to curtail controversy as to the date on which BIO-key received a proposal, it is suggested that proponents submit their proposals by certified mail, return receipt requested, to Michael W. DePasquale, Chief Executive Officer, BIO-key International, Inc., 3349 Highway 138, Building D, Suite B, Wall, New Jersey 07719.

Pursuant to Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended, if a stockholder who intends to present a proposal at the 2010 annual meeting does not notify us of such proposal on or prior to a reasonable time before BIO-key begins to print and send its proxy materials, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2010 annual meeting, even though there is no discussion of the proposal in the 2010 proxy statement.

HOUSEHOLDING

As permitted by the Exchange Act of 1934, as amended, or the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless such stockholders have notified BIO-key of their desire to receive multiple copies of BIO-key’s proxy statements.

BIO-key will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed in writing to BIO-key International, Inc., 300 Nickerson Road, Marlborough, MA 01752, Attn:  Secretary or by telephone at (508) 460-4012 or toll-free at (800) 981-0842 ext. 4012 or by e-mail to Karen Hicks at Karen.Hicks@bio-key.com.  Stockholders wishing to receive separate copies of BIO-key’s proxy statements in the future, and stockholders sharing an address that wish to receive a single copy of BIO-key’s proxy statements if they are receiving multiple copies of BIO-key’s proxy statements, should also direct requests as indicated in the preceding sentence.

WHERE YOU CAN FIND MORE INFORMATION

BIO-key files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. You may read and copy these reports, statements or other information filed by BIO-key at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC filings of BIO-key are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

BIO-key incorporates by reference additional documents that it may file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, between the date of this proxy statement and the date of the special meeting or any adjournment or postponement thereof.  These documents include periodic reports, such as quarterly reports on Form 10-Q and current reports on Form 8-K, excluding any information furnished pursuant to Items 7.01 or 8.01 of any current report on Form 8-K solely for purposes of satisfying the requirements of Regulation FD under the Exchange Act, as well as proxy statements.  Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other document subsequently filed with the SEC which also is deemed to be incorporated by reference herein modified or supersedes such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

BIO-key also incorporates by reference the Asset Purchase Agreement attached to this proxy statement as Annex A, the fairness opinion of Kaufman Bros. attached to this proxy statement as Annex B, the form of promissory note attached to this proxy statement as Annex C and the form of Warrant attached to this proxy statement as Annex D.

IN ORDER FOR YOU TO RECEIVE TIMELY DELIVERY OF THE DOCUMENTS IN ADVANCE OF THE SPECIAL MEETING, BIO-KEY SHOULD RECEIVE YOUR REQUEST NO LATER THAN [                                      ].

We have not authorized anyone to give any information or make any representation about the Asset Sale proposal or our company that is different from, or in addition to, that contained in this proxy statement or in any of the materials that we have incorporated by reference into this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you. The information contained in this proxy statement is accurate only as of the date of this document unless the information specifically indicates that another date applies, and neither the mailing of this proxy statement to stockholders nor the issuance of Inverness common stock in the Asset Sale should create any implication to the contrary.

BIO-KEY INTERNATIONAL, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL

INFORMATION

The following pro forma condensed consolidated financial information is based on the historical financial statements of BIO-key International, Inc. and its subsidiary (together, the “Company”), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of the disposition of the Law Enforcement Division (the “Law Business”).

The unaudited pro forma condensed consolidated statements of earnings for the six months ended June 30, 2009 and for the fiscal years ended December 31, 2008 and 2007 assume that the disposition of the Law Business was effective for the periods indicated. The statements of earnings do not include the gain on this sale or costs associated with this sale. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2009 is presented as if the disposition of the Law Business had occurred as of that date.

The unaudited pro forma condensed consolidated financial information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that might have occurred had the disposition occurred as of the dates stated above. The pro forma adjustments are described in the notes.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the audited financial statements and notes and related Management’s Discussion and Analysis or Plan of Operation (“MD&A”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and unaudited interim financial statements and the related MD&A included in the Form 10-Q for the period ended June 30, 2009.

BIO-KEY INTERNATIONAL, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2009

	Unaudited Historical	Unaudited Pro Forma Adjustments		Unaudited Pro Forma Balance Sheet
ASSETS:
Cash and cash equivalents	$563,559	$7,157,446	(a)	$7,721,005
Receivables, net	1,170,446	(829,884	)(b)	340,562
Note Receivable		4,000,000	(d)	4,000,000
Inventory	19,977	—	(b)	19,977
Prepaid expenses	89,006	(46,972	)(b)	42,034
Total current assets	1,842,988	10,280,590		12,123,578
Equipment and leasehold improvements, net	80,717	(57,711	)(b)	23,006
Deposits and other assets	8,711	(300	)(a),(b)	8,411
Restricted cash	40,500	—	(b)	40,500
Intangible assets — less accumulated amortization	310,714	(74,511	)(b)	236,203
Goodwill	7,836,986	(7,836,986	)(b)	—
Total non-current assets	8,277,628	(7,969,508)		308,120
TOTAL ASSETS	$10,120,616	$2,311,082		$12,431,698
LIABILITIES:
Accounts payable	300,632	—		300,632
Accrued liabilities	1,182,104	(179,217	)(a),(c)	1,002,887
Note payable	286,343	(286,343	)(b)	—
Deferred rent	16,352	(16,352	)(e)	—
Deferred revenue	3,373,878	(3,090,340	)(b)	283,538
Total current liabilities	5,159,309	(3,572,252)		1,587,057
Warrants	59,667	517,447	(h)	577,114
Redeemable preferred stock derivatives	8,066	—		8,066
Deferred rent	28,774	(28,774	)(e)	—
Deferred revenue	49,989	(36,547	)(b)	13,442
Total non-current liabilities	146,496	452,126		598,622
TOTAL LIABILITIES	5,305,805	(3,120,126)		2,185,679

Series B redeemable convertible preferred stock, net	1,012,322	—		1,012,322
Series C redeemable convertible preferred stock, net	6,599,614	—		6,599,614
	7,611,936	—		7,611,936
STOCKHOLDERS’ EQUITY/(DEFICIT):
Preferred stock	3	—		3
Common stock	7,265	—		7,265
Additional paid-in capital	51,614,631	(5,640	)(j)	51,608,991
Retained earnings (accumulated deficit)	(54,419,024)	5,436,848	(e)	(48,982,176)
TOTAL STOCKHOLDERS’ EQUITY/(DEFICIT)	(2,797,125)	5,431,208		2,634,083
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY/(DEFICIT)	$10,120,616	$2,311,082		$12,431,698

BIO-KEY INTERNATIONAL, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

FOR THE SIX MONTHS ENDED JUNE 30, 2009

	Unaudited Historical	Unaudited Proforma Adjustments		Unaudited Proforma Income Statement

Revenues
Services	$3,834,428	$(3,618,924	)(f)	$215,504
License fees and other	1,970,280	(1,366,905	)(f)	603,375
	5,804,708	(4,985,829)		818,879
Costs and other expenses
Cost of services	656,495	(483,693	)(f)	172,802
Cost of license fees and other	225,929	(193,220	)(f)	32,709
	882,424	(676,913)		205,511
Gross Profit	4,922,284	(4,308,916)		613,368

Operating Expenses
Selling, general and administrative	2,796,986	(923,802	)(f)	1,873,184
Research, development and engineering	1,668,882	(1,195,106	)(f)	473,776
	4,465,868	(2,118,908)		2,346,960
Operating profit/(loss)	456,416	2,190,008		(1,733,592)
Other income (deductions)
Derivative and warrant fair value adjustments	(54,976)	517,447	(h)	(572,423)
Interest income	—	—
Interest expense	(36,246)	(36,246	)(g)	—
Loss on extinguishment of debt	—	—
Other	(3,375)	(3,375	)(i)	—
	(94,597)	477,826		(572,423)
Net income/(loss)	$361,819	$2,667,834		$(2,306,015)

Basic and Diluted Loss to Common Shareholders:
Net income/(loss)	$361,819	$2,667,834		$(2,306,015)
Convertible preferred stock dividends and accretion	(727,254)	—		(727,254)
Net loss attributable to common shareholders	$(365,435)	$2,667,834		$(3,033,269)

Net Loss Per Share:
Basic	$(0.01)	$0.03		$(0.04)
Diluted	$(0.01)	$0.03		$(0.04)

Weighted Average Shares Outstanding:
Basic	69,892,130	69,892,130		69,892,130
Diluted	70,682,130	70,682,130		70,682,130

BIO-KEY INTERNATIONAL, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008

	Historical	Unaudited Proforma Adjustments		Unaudited Proforma Income Statement

Revenues
Services	$7,236,737	$(7,045,222	)(f)	$191,515
License fees and other	5,639,310	(2,451,283	)(f)	3,188,027
	12,876,047	(9,496,505)		3,379,542
Costs and other expenses
Cost of services	1,266,248	(1,202,679	)(f)	63,569
Cost of license fees and other	468,893	(200,304	)(f)	268,589
	1,735,141	(1,402,983)		332,158
Gross Profit	11,140,906	(8,093,522)		3,047,384

Operating Expenses
Selling, general and administrative	6,553,922	(2,795,034	)(f)	3,758,888
Research, development and engineering	4,488,792	(3,514,610	)(f)	974,182
	11,042,714	(6,309,644)		4,733,070
Operating profit/(loss)	98,192	1,783,878		(1,685,686)
Other income (deductions)
Derivative and warrant fair value adjustments	93,059			93,059
Interest income	1,339	—		1,339
Interest expense	(92,520)	(88,629	)(g)	(3,891)
Gain on sale of investment	119,348			119,348
Other	(34,885)	(34,885	)(i)	—
	86,341	(123,514)		209,855
Income/(loss) from continuing operations	184,533	1,660,364		(1,475,831)
Income from discontinued operations	—
Gain/(loss) on disposal of discontinued operations	(65,354)	—		(65,354)
Net income/(loss)	$119,179	$1,660,364		$(1,541,185)

Basic and Diluted Loss to Common Shareholders:
Net income/(loss)	$119,179	$1,660,364		$(1,541,185)
Convertible preferred stock dividends and accretion	(1,890,503)	—		(1,890,503)
Net loss attributable to common shareholders	$(1,771,324)	$1,660,364		$(3,431,688)

Net Loss Per Share:
Basic	$(0.03)	$0.02		$(0.05)
Diluted	$(0.03)	$0.02		$(0.05)

Weighted Average Shares Outstanding:
Basic	64,159,473	64,159,473		64,159,473
Diluted	64,159,473	64,159,473		64,159,473

BIO-KEY INTERNATIONAL, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007

	Historical	Unaudited Proforma Adjustments		Unaudited Proforma Income Statement

Revenues
Services	$6,965,706	$(6,904,856	)(f)	$60,850
License fees and other	3,022,750	(2,168,344	)(f)	854,406
	9,988,456	(9,073,200)		915,256
Costs and other expenses
Cost of services	1,493,341	(1,424,291	)(f)	69,050
Cost of license fees and other	291,435	(145,627	)(f)	145,808
	1,784,776	(1,569,918)		214,858
Gross Profit	8,203,680	(7,503,282)		700,398

Operating Expenses
Selling, general and administrative	8,573,863	(3,604,225	)(f)	4,969,638
Research, development and engineering	4,994,799	(4,019,113	)(f)	975,686
	13,568,662	(7,623,338)		5,945,324
Operating loss	(5,364,982)	(120,056)		(5,244,926)
Other income (deductions)
Derivative and warrant fair value adjustments	1,016,845			1,016,845
Interest income	3,097	—		3,097
Interest expense	(832,457)	(77,242	)(g)	(755,215)
Loss on extinguishment of debt	(403,940)	—		(403,940)
Other	12,102	—		12,102
	(204,353)	(77,242)		(127,111)
Income/(loss) from continuing operations	$(5,569,335)	$(197,298)		$(5,372,037)
Income from discontinued operations	440,105			440,105
Gain/(loss) on disposal of discontinued operations	4,072,006	—		4,072,006
Net income/(loss)	(1,057,224)	(197,298)		(859,926)

Basic and Diluted Loss to Common Shareholders:
Net income/(loss)	$(1,057,224)	$(197,298)		$(859,926)
Convertible preferred stock dividends and accretion	(1,891,624)	—		(1,891,624)
Loss attributable to common shareholders	$(2,948,848)	$(197,298)		$(2,751,550)

Net Loss Per Share:
Basic	$(0.05)	$(0.00)		$(0.05)
Diluted	$(0.05)	$(0.00)		$(0.05)

Weighted Average Shares Outstanding:
Basic	58,692,979	58,692,979		58,692,979
Diluted	58,692,979	58,692,979		58,692,979

BIO-KEY INTERNATIONAL, INC. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.               BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed consolidated financial statements give effect to the pro forma adjustments necessary to reflect the disposition of the Law Business as if the disposition was effective for the periods presented in the pro forma statements of earnings and as of June 30, 2009 in the pro forma balance sheet.

The Company’s historical amounts represent our condensed balance sheet and statements of operations derived from our Annual report on Form 10-K for the year ended December 31, 2008 and Quarterly report on Form 10-Q for the period ended June 30, 2009.

2.               PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed consolidated statements of earnings and balance sheet reflect the effect of the following pro forma adjustments:

a)                   Assumes the receipt of approximately $7.0 million in cash from InterAct911 Mobile Systems, Inc. on sale of the Law Business, increased by the net amount of working capital assets at closing as set forth in the estimated closing statement.

b)                  The elimination of assets and liabilities associated with the Law Business included in the Company’s historical condensed consolidated financial statements.  The Company allocated a percentage of the net book value of amortizable intangible assets and goodwill to the Law business in a manner consistent with the method used during the Company’s annual FAS 142 and FAS 144 analysis.

c)                   Amount includes the accrual for estimated costs and taxes incurred in connection with the sale of the Law Business.

d)                  Assumes the receipt of $4.0 million note receivable.

e)                   The Company’s accumulated deficit was reduced as a result of an estimated after-tax gain of approximately $5.0 million on the disposal of the Law Business, and increased by writing off the balance of deferred rent charges.

f)                     Reduction of revenue and expenses are the result of the disposition of the Law Business.  These amounts do not consider an allocation of general corporate overhead costs not specifically related to the Law Business and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company.

g)                  Amounts represent interest expense related to the obligations on the Law Business facility lease in Marlborough, MA and for the note payable for Data Radio.

h)                  Increase due to the issuance of a warrant to purchase 8,000,000 shares of common stock, as part of the transaction.

i)                      Amounts represent one time charges for space reduction and asset sale in the Law Business facility in Marlborough, MA.

j)                      Amount represents stock option adjustment for the Law Business.

Annex A

EXECUTION COPY

ASSET PURCHASE AGREEMENT

By And Between

BIO-KEY INTERNATIONAL, INC.

And

INTERACT911 MOBILE SYSTEMS, INC.

August 13, 2009

i

(continued)

ii

(continued)

iii

INDEX OF EXHIBITS

Exhibit A	Form of Buyer Note
Exhibit B	Form of IP Security Agreement
Exhibit C	Form of Warrant
Exhibit D	Form of General Assignment
Exhibit E	Form of Trademark Assignment
Exhibit F	Form of Copyright Assignment
Exhibit G	Form of Third Party IP Licensor Consent and Waiver
Exhibit H	Form of Landlord Consent and Waiver
Exhibit I	Form of Noncompetition Agreement
Exhibit J	Form of Parent Guaranty
Exhibit K	Form of SilkRoad Guaranty

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of August 13, 2009, by and between BIO-key International, Inc., a Delaware corporation (“Seller”), and InterAct911 Mobile Systems, Inc., a Delaware corporation (“Buyer”).  Seller and Buyer are collectively referred to herein as the “Parties” and each individually as a “Party.”

WHEREAS, Buyer desires to acquire from Seller, and Seller desires to sell to Buyer, substantially all of the assets of Seller relating to Seller’s Law Enforcement Division for the consideration and upon the terms and conditions set forth in this Agreement; and

WHEREAS, Seller desires to issue, and Buyer desires to receive, a Warrant (as defined below) to purchase capital stock of Seller; and

WHEREAS, the Board of Directors of Seller has approved and declared advisable this Agreement and the sale of assets contemplated hereby, has deemed it in the best interests of stockholders of the Seller to consummate the sale and issue the Warrant, and has determined to recommend to stockholders of the Seller the adoption of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

1.1                               Definitions

For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise.

“Alternative Transaction” means with respect to Seller, any of the following transactions (other than the transactions contemplated hereby): (A) any acquisition or purchase from Seller by any Person or “group” (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a Twenty Percent (20%) interest in the total outstanding voting securities of Seller or any tender offer or exchange offer that if consummated would result in any Person or “group” (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning securities representing Twenty Percent (20%) or more of the total outstanding voting power of Seller or any merger, consolidation, business combination, share exchange or similar transaction involving Seller pursuant to which the stockholders of Seller immediately preceding such transaction hold securities representing less than Eighty Percent (80%) of the total outstanding voting power of the surviving or resulting entity of such transaction (or Seller entity of such surviving or resulting entity); (B) any sale, lease, exchange, mortgage, transfer, license or disposition of assets (including capital stock or other ownership interests in Subsidiaries) representing Twenty Percent (20%) or more of the aggregate fair market value of the consolidated assets of Seller and its Subsidiaries taken as a whole; or (C) any liquidation or dissolution of Seller.

“Alternative Transaction Proposal” means any offer, inquiry, proposal or indication of interest (whether binding or non-binding) to Seller or its stockholders, relating to an Alternative Transaction.

“Applicable Law” means all foreign, federal, state, local or municipal laws, statutes, ordinances, regulations, and rules, and all orders, writs, injunctions, awards, judgments and decrees of any Governmental Authority applicable to Buyer or Seller, their respective Subsidiaries or any of their respective assets, properties or businesses.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in Boston, Massachusetts.

“Buyer Note” means the guaranteed, secured promissory note in the principal amount of Four Million Dollars ($4,000,000) issued by the Buyer in substantially the form attached hereto as Exhibit A and guaranteed by InterAct911 Corporation, a Delaware corporation and sole stockholder of Buyer (“Parent”), and SilkRoad Equity, LLC, a Delaware limited liability company (“SilkRoad” and together with Parent, the “Guarantors”), and secured by a pledge of the Intellectual Property Assets transferred hereunder (the “Transferred Intellectual Property Assets”) pursuant to an Intellectual Property Security Agreement in substantially the form attached hereto as Exhibit B (the “IP Security Agreement”).

“Change of Recommendation” means the withholding, withdrawal, adverse amendment, qualification or modification of Seller’s Board of Directors’ recommendation in favor of approval of this Agreement and the transactions contemplated hereby, and, in the case of a tender or exchange offer made by a third party directly to Seller’s stockholders, a recommendation that Seller’s stockholders accept the tender or exchange offer.

“Closing Cash Payment” means the amount in cash to be paid to Seller at Closing equal to Seven Million Dollars ($7,000,000), plus the Net Amount of Working Capital Assets at Closing, all as set forth in the Estimated Closing Statement. The Closing Cash Payment is subject to further adjustment following the Closing in accordance with Section 2.8 hereof.

“Contract” means any contract, license, sublicense, mortgage, purchase order, indenture, loan agreement, lease, sublease, agreement, arrangement or understanding or instrument or any binding commitment to enter into any of the foregoing (in each case, whether written or oral).

“Copyrights” means all United States and foreign copyrights (including Community designs), including copyrights in both published and unpublished works, compilations, databases and computer programs, Software, manuals and other documentation, whether registered or unregistered, and, with respect to any and all of the foregoing: (A) all registrations and applications therefor, including the registrations and applications referred to in Schedule 3.12, (B) all extensions and renewals thereof, (C) all derivatives, translations, adaptations and

2

combinations of any and all of the foregoing; (D) all rights corresponding thereto throughout the world, (E) all rights to sue for past, present and future infringements thereof, and (F) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Environmental Laws” means any and all federal, state, foreign, interstate, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decisions, injunctions, decrees, requirements of any Governmental Authority, any and all common law requirements, rules and bases of liability regulating, relating to, or imposing liability or standards of conduct concerning pollution, Hazardous Materials or protection of human health, safety or the environment, as currently in effect, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 10601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C., Section 136 et seq., Occupational Safety and Health Act 29 U.S.C. Section 651 et seq., the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq., and the Endangered Species Act (16 U.S.C. Section 1531 et seq.) as such laws have been amended or supplemented, and the regulations promulgated pursuant thereto, and all analogous state or local statutes.

“Environmental Liabilities” means with respect to Seller, any and all Liabilities of or relating to Seller or any of its Subsidiaries (including any entity which is, in whole or in part, a predecessor of Seller or any of such Subsidiaries), which (A) arise under or relate to matters covered by Environmental Laws and (B) relate to actions occurring or conditions existing on or prior to the Closing Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means United States generally accepted accounting principles, consistently applied throughout the periods involved.

“Governmental Authority” means any foreign, federal, state, county, local, municipal or foreign court or tribunal, governmental or regulatory body, administrative board, bureau, agency, instrumentality, commission or any department or political subdivision thereof.

“Governmental Permit” means any consent, license, permit, grant, franchise, certificate of authorization, registration or other authorization of a Governmental Authority that is required for the operation of such entity’s business or the holding of any assets or properties or exercising any rights or claims.

“Hazardous Materials” means any substance material or waste regulated by any Governmental Authority, including those defined, listed, classified or regulated as radioactive, hazardous, toxic or otherwise dangerous to health or the environment in or under any Environmental Laws, such as petroleum, petroleum products, friable asbestos, urea formaldehyde, radioactive materials and polychlorinated biphenyls, but excluding office and janitorial supplies safely stored and maintained.

3

“Hired Employees” means the employees of Seller hired by Buyer at the Closing, all of whom are identified on Schedule 3.15 hereto.

“Intellectual Property Assets” means all worldwide intellectual property rights owned or licensed and used in the Subject Business, including (A) Patents; (B) Trademarks and all of the goodwill associated therewith; (C) Copyrights; (D) Trade Secrets; (E) any rights in registered internet domain names; (F) any and all other intellectual property rights relating to any of the foregoing.

“Knowledge” means the actual knowledge after reasonable inquiry of Seller’s Chairman of the Board and Chief Financial Officer (Thomas Colatosti), Chief Executive Officer (Michael DePasquale), Executive Vice President and General Manager of the Subject Business (Kenneth S. Sousa), Vice President for Programs and Customer Support (Roy A. Wickland), Controller (Cecilia Welch) or the Director of Contracts (Karen Hicks).

“Letter of Intent” means that certain letter agreement, dated June 15, 2009, between Parent and Seller.

“Liability” means any liability, debt, obligation, deficiency, Tax, penalty, assessment, fine, claim, cause of action or other loss, fee, cost or expense of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, known or unknown, accrued or unaccrued, liquidated or unliquidated, and whether due or to become due and regardless of when asserted.

“Lien” means, with respect to any asset, any mortgage, pledge, security interest, encumbrance, lien, charge, claim or encumbrance of any kind in respect of such asset.

“Material Adverse Effect” means a material adverse effect on the business, assets, financial condition, or results of operations of the Subject Business, provided that none of the following shall be deemed to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: any adverse change, event, development, or effect arising from or relating to (A) general business or economic conditions, (B) national or international political or social conditions, including the engagement by any nation or organization in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon any nation or organization, or any of their respective territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of any nation or organization, (C) financial, banking, or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (D) changes in GAAP, (E) changes in laws, rules, regulations, orders, or other binding directives issued by any Governmental Authority or (F) the taking of any action contemplated by this Agreement.

“Net Amount of the Working Capital Assets” means the difference between (A) the current assets of the Subject Business, excluding cash and cash equivalents, and (B) the current liabilities of the Subject Business included in the Assumed Liabilities, but excluding deferred revenue (other than the Service Contracts Adjustment Amount) and including accrued and unused vacation pay and sick pay for Hired Employees.  In determining the Net Amount of the

4

Working Capital Assets, all amounts will be determined as of the Closing Date in accordance with GAAP applied in a manner consistent with the calculation of the Net Amount of the Working Capital Assets as of June 30, 2009 contained in Schedule 2.8 to this Agreement.

“Ordinary Course” means ordinary course of business consistent in nature, scope and magnitude with past custom and practice of such Person.

“Patents” means all United States and foreign patents and certificates of invention, patent rights, inventions, discoveries, invention disclosures and similar property rights, whether or not patented, and applications for any and all of the foregoing, including: (A) each Patent and Patent application referred to in Schedule 3.12 hereto (as such schedule may be amended or supplemented from time to time), (B) all reissues, divisions, continuations, continuations-in- part, extensions, renewals, and reexaminations thereof, (C) all rights corresponding thereto throughout the world, (D) all inventions and improvements described therein, (E) all rights to sue for past, present and future infringements thereof, (F) all licenses, claims, damages, and proceeds of suit arising therefrom, and (G) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Person” means any individual, partnership, limited liability company, corporation, cooperative, association, joint stock company, trust, estate, joint venture, unincorporated organization or Governmental Authority.

“Prime Rate” means, on any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. banks.

“Proxy Statement” means the proxy statement to be filed by Seller with the SEC in connection with Seller’s Stockholders’ Meeting.

“Public Software” means any software that is licensed pursuant to an “open source” licensing agreement or similar agreement, including software licensed under the GNU General Public License (GPL) or the GNU Lesser/Library GPL, the Mozilla Public License, the Netscape Public License, the Sun Community Source License, the Sun Industry Standards License, the BSD License, and the Apache License.

“Real Estate Lease” means that certain Office Lease Agreement, dated as of June 30, 2008, between Seller and Normandy Nickerson Road, LLC, as lessor, governing the facilities occupied by Seller in Marlborough, Massachusetts.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller Intellectual Property Assets” means all Intellectual Property Assets, including the Patents, Trademarks, Copyrights, Software and Trade Secrets, (A) owned by Seller or (B) for which Seller has an exclusive license to use, develop, make, have made, offer for sale, sell, modify, create derivative works from, license to third parties, and dispose of in connection with the Subject Business.

5

“Service Contract” means the Seller’s obligation to provide installation, consulting maintenance and other services to purchasers of Software Products pursuant to a written Contract.

“Service Contracts Adjustment Amount” means Fifteen Percent (15.0%) of Seller’s deferred revenue accounts attributable to the Subject Business.  Deferred revenue will be determined as of the Closing Date in accordance with GAAP applied in a manner consistent with the determination of deferred revenue and the calculation of the Service Contracts Adjustment Amount as of June 30, 2009 contained in Schedule 2.8 to this Agreement.

“Software” means all computer software, including Source Code, object, executable or binary code, objects, comments, compliers, routines, screens, user interfaces, report formats, templates, menus, buttons and icons and all files, data, materials, manuals, design notes and other items and documentation related thereto or associated therewith.

“Software Products” means the Software products and interfaces listed on Schedule 3.25(a)(iii).

“Source Code” means, collectively, any human readable software source code, or any material portion or aspect of the software source code in Seller’s rightful possession which comprise part of the Software Products.  Source Code includes:

(a)                                  any and all human readable software source code, which comprises part of the Software Products;

(b)                                 the source code repository for same (with history of revisions);

(c)                                  the previous bugs summary report for same;

(d)                                 Build scripts/programs/unit tests/configuration files and documentation on build process for same;

(e)                                  source code documentation of QA procedures and test plans in digital format for same; and

(f)                                    specifications, programmers’ comments and notes, and all other materials (including assembly, linkage and other utilities) and documents reasonably necessary to enable a reasonably skilled programmer to understand and maintain the Software Products without reference to any other person or documentation.

“Subject Business” means Seller’s Law Enforcement Division, which is engaged in the development, manufacture, distribution, sale, installation and service of mobile data equipment, applications, access and authentications for law enforcement and public safety officials.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which such Person has a majority of the ownership interests therein or the contractual right to control.

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“Superior Proposal” means with respect to Seller, an unsolicited, bona fide written Alternative Transaction Proposal, which the Board of Directors of Seller has in good faith determined (after consultation with its outside legal counsel and its financial advisor), taking into account all legal, financial, regulatory, timing and other aspects of the proposal, (A) is more favorable, from a financial point of view, to Seller’s stockholders (in their capacities as stockholders) than the terms of this Agreement (after giving effect to any adjustments to the terms of this Agreement proposed by the other party in response to such Alternative Transaction Proposal), (B) is fully financed or reasonably capable of being fully financed, and (C) is reasonably likely to be consummated on the terms proposed; provided, however, that, for purposes of this definition of “Superior Proposal” each reference to “20%” or “80%” in the definition of “Alternative Transaction” shall be deemed to be a reference to “50%”.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, capital gains, franchise, alternative or add-on minimum, estimated, sales, use, goods and services, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, special assessment, personal property, capital stock, social security, unemployment, employment, disability, payroll, license, employee or other withholding, contributions or other tax, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing.

“Tax Assets” means any refund, abatement or credit of, and all other assets comprising receivables or deferred assets or prepayments for, Taxes arising or resulting from Seller’s conduct of the Subject Business or ownership of the Purchased Assets for taxable periods ending on or before the Closing Date.

“Tax Returns” means returns, declarations, reports, claims for refund, information returns or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of Taxes of any party or the administration of any laws, regulations or administrative requirements relating to any Taxes.

“Termination Fee” means One Million Dollars ($1,000,000), payable in immediately available funds.

“Trademarks” means all United States and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, slogans, service marks, certification marks, collective marks, logos, other source or business identifiers, trade dress, designs and general intangibles of a like nature, whether registered or unregistered, and, with respect to any and all of the foregoing: (A) all registrations and applications therefor including the registrations and applications referred to in Schedule 3.12 (as such schedule may be amended or supplemented from time to time), (B) all extensions or renewals of any of the foregoing, (C) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (D) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (E) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

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“Trade Secrets” means all trade secrets and all other confidential or proprietary information and know-how, including customer lists, research in progress, algorithms, data, designs, processes, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, Beta testing procedures and Beta testing results, whether or not such Trade Secret has been reduced to a writing or other tangible form, and including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including (A) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (B) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Transaction Documents” means this Agreement, the Buyer Note, the Warrant and any other Contract or instrument contemplated hereby to which Seller or Buyer is a party.

“Warrant” means the warrant issued by Seller to SilkRoad to purchase up to Eight Million (8,000,000) shares of Seller’s Common Stock at a purchase price of $0.30 per share, expiring on the fifth anniversary of the Closing Date in the form attached hereto as Exhibit C.

1.2                               Other Definitions

Each of the following defined terms has the meaning given such term in the Section set forth opposite such defined term:

Section Reference	Defined Term

Preamble	Agreement
2.10	Allocation
9.1(a)	Applicable Limitation Date
2.3	Assumed Liabilities
3.5(b)	Balance Sheet
9.2(c)(ii)	Basket
Preamble	Buyer
9.2(a)	Buyer Parties
9.2(c)(ii)	Cap
2.7	Closing
2.7	Closing Date
2.8(b)	Closing Statement
3.6(a)	Common Stock
5.2(c)(i)	Confidentiality Agreement
2.9	Copyright Assignment
2.8(b)	Dispute Notice
2.8(a)	Estimated Closing Statement
2.2	Excluded Assets
2.4	Excluded Liabilities

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Section Reference	Defined Term

2.4(a)	Excluded Taxes
2.8(e)	Final Net Amount of Working Capital Assets
3.5(b)	Financial Statements
2.6	General Assignment
1.1	Guarantors
4.4	Guarantor Financial Statements
9.2(d)	Indemnified Party
9.2(d)	Indemnifying Party
2.8(d)	Independent Accounting Firm
3.17	Interested Person
2.11	In-Process Sales
1.1	IP Security Agreement
2.8(b)	Item of Dispute
2.9	Landlord Consent and Waiver
3.12(a)	Licenses In
3.12(a)	Licenses Out
9.2(a)	Loss
2.9	Noncompetition Agreement
8.1(b)(i)	Outside Date
1.1	Parent
4.4	Parent Financial Statements
2.9	Parent Guaranty
Preamble	Parties
Preamble	Party
3.6(a)	Preferred Stock
3.24(p)	Product Certifications
2.6	Purchase Price
2.1	Purchased Assets
3.11	Purchased Contracts
6.1	Restraints
Preamble	Seller
3.6(b)	Seller Options
9.2(b)	Seller Parties
3.5(a)	Seller SEC Documents
3.25	Seller Software
3.2(c)	Seller Stockholder Approval
3.6(b)	Seller Warrants

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Section Reference	Defined Term

3.6(a)	Series A Preferred Stock
3.6(a)	Series B Preferred Stock
3.6(a)	Series C Preferred Stock
1.1	SilkRoad
4.4	SilkRoad Financial Statements
2.9	SilkRoad Guaranty
3.12(e)	Third-Party Intellectual Property Assets
3.25(f)	Third Party Software Components
2.9	Third-Party IP Licensor Consent and Waiver
2.9	Trademark Assignment
2.9	Transfer Documents
1.1	Transferred Intellectual Property Assets
2.4(j)	Zoll

ARTICLE II

PURCHASE AND SALE OF ASSETS

2.1                               Purchase of Assets

At the Closing, Buyer shall purchase, and Seller and each of its Subsidiaries shall sell, convey, assign, transfer and deliver to Buyer, free and clear of any Liens by appropriate instruments of conveyance reasonably satisfactory to Buyer, all assets, properties, rights, claims, titles and interests of every kind or nature owned, leased, licensed or otherwise held by Seller and each of its Subsidiaries (including indirect and other forms of beneficial ownership) as of the Closing Date held, used in the conduct of the Subject Business (the “Purchased Assets”), including, without limitation, all of the following assets, but excluding all Excluded Assets:

(a)                                  all Seller Intellectual Property Assets, including all Software Products and related Software and Source Code;

(b)                                 all goodwill of Seller relating to the Subject Business or any Purchased Asset, together with the right to represent to third-parties that Buyer is the successor to Seller in the Subject Business;

(c)                                  all billed and unbilled accounts receivable of the Subject Business and all correspondence with respect thereto, including all trade accounts receivable, notes receivable from customers, vendor credits and rebates, and all other obligations or rights to receive payment from vendors or customers with respect to purchases or sales of goods or services, and accounts receivable from Hired Employees;

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(d)           all prepayments, prepaid expenses and similar assets used by Seller or held by, or on behalf of, Seller for use in connection with the Subject Business;

(e)           all inventories, including finished goods, work in process, raw materials, packaging and supplies used by Seller or held by, or on behalf of, Seller for use in connection with the Subject Business;

(f)            all rights existing under the Purchased Contracts, including Service Contracts, the License-In and License-Out Agreements, and, subject to Section 2.12(b), the Real Estate Lease;

(g)           all non-competition, non-disclosure, non-solicitation, assignment of designs and inventions, and similar agreements, with respect to the Subject Business, the Hired Employees and former employees of the Subject Business, including the agreements listed on Schedule 3.15;

(h)           all lists and records pertaining to customers, suppliers, distributors, sales representatives, personnel and agents relating to the Subject Business, whether past or current;

(i)            all claims, deposits, prepayments, warranties, guarantees, refunds, rebates, causes of action, rights of recovery, rights of set-off and rights of recoupment of every kind and nature relating to the Subject Business, including, subject to Section 2.12(b), the deposit on the Real Estate Lease;

(j)            all transferable licenses, permits or other governmental authorizations affecting or relating in any way to the Subject Business, including the items listed on Schedule 3.3;

(k)           all hardware, computer equipment and similar equipment owned or licensed by Seller and used in the Subject Business, including the hardware listed on Schedule 3.3;

(l)            all office equipment, furniture and furnishings, fixtures, display racks, shelves, decorations, supplies and other personal property used in the Subject Business;

(m)          all information and data processing systems, programs, software and documentation thereof (including all electronic data processing systems, program specifications, source codes, logs, input data and report layouts and formats, record file layouts, diagrams, functional specifications and narrative descriptions, flow charts and other related material) which are used or intended to be used in the conduct of the Business;

(n)           all signs and signage containing names, logos or slogans used in the Business, whether or not current, except those that incorporate the name BIO-key in a way which cannot be eradicated;

(o)           all technical, engineering, design, processing, manufacturing, operations or quality control information, whether or not current, including new developments, research and development reports inventions, know-how, processes, ideas and trade secrets and

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documentation thereof (including related papers, blueprints, drawings, prototypes, formulae, diaries, notebooks, specifications, designs, methods of manufacture and data processing Software), and all claims and rights related thereto;

(p)                                 all Software Product information, including sample products, catalogues, brochures, videos, specifications and manuals, service and warranty records, creative materials, sales, promotional and marketing materials, whether or not current, including trade show booths, locations, equipment, signage and supplies, and all samples and information on the products and history of the Subject Business;

(q)                                 all SKUs, uniform product identification and bar codes and other product designations and identifications;

(r)                                    all technologies and communication systems used in the Subject Business, but excluding Seller’s websites and domain names;

(s)                                  all claims against third parties related to or arising from the Subject Business or the Purchased Assets;

(t)                                    all rights under confidentiality, standstill and other agreements with potential acquirors of the Subject Business;

(u)                                 all insurance benefits, including rights, claims and proceeds, related to or arising from the Subject Business the Purchased Assets or the Assumed Liabilities;

(v)                                 all books, records, ledgers, files, documents, correspondence, lists, studies and reports and other printed or written materials used by Seller or held by, or on behalf of, Seller for use in connection with the Subject Business and all rights related thereto; and including, without limitation, engineering information; and

(w)                               all other assets of any kind or nature of Seller relating primarily to the Subject Business, other than the Excluded Assets.

2.2          Excluded Assets

Notwithstanding the foregoing, the following assets are expressly excluded from the purchase and sale contemplated hereby (the “Excluded Assets”) and, as such, are not included in the Purchased Assets:

(a)           Seller’s rights under or pursuant to this Agreement and the other Transaction Documents;

(b)           Seller’s general ledger, accounting records, minute books, statutory books and corporate seal;

(c)           Seller’s personnel records and any other records that Seller is required by law to retain in its possession;

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(d)           any right to receive mail and other communications addressed to Seller relating to the Excluded Assets or the Excluded Liabilities;

(e)           the capital stock of Seller or any Subsidiary of Seller;

(f)            all cash, cash equivalents and bank accounts;

(g)           all Trademarks or other indicia of origin of Seller in any of the following words, logos, stylized lettering, other designs and variants thereof: “BIO-key” or “BIO-key International”; and

(h)           Tax Assets.

2.3          Assumed Liabilities

At the Closing, Buyer shall assume only the following Liabilities, solely to the extent such Liabilities were incurred in the Ordinary Course of the Subject Business (the “Assumed Liabilities”):

(a)           those accounts payable and accrued and unused vacation and sick time owed to the Hired Employees included in the calculation of the Final Net Amount of the Working Capital Assets which relate solely to the Ordinary Course of operations of the Subject Business and which are (i) accrued on the June 30, 2009 Balance Sheet or (ii) incurred in the Ordinary Course of business since June 30, 2009 and not discharged as of the Closing Date; and

(b)           all Liabilities and obligations arising from and after the Closing Date under the Purchased Contracts (other than Liabilities or obligations attributable to any failure by Seller to comply with the terms thereof).

2.4          Excluded Liabilities

Notwithstanding any provision in this Agreement or any other writing to the contrary, Buyer is assuming only the Assumed Liabilities and is not assuming any other Liability or obligation of Seller (or any predecessor owner of all or part of its business and assets) of whatever nature, whether presently in existence or arising or asserted hereafter. All such other Liabilities and obligations shall be retained by and remain obligations and Liabilities of Seller (all such Liabilities and obligations not being assumed being herein referred to as the “Excluded Liabilities”). Without limiting the foregoing, none of the following shall be Assumed Liabilities for the purposes of this Agreement:

(a)           any and all Liabilities and obligations for Taxes of Seller of any kind, including Taxes relating to the Subject Business for any pre-closing tax period, and any and all other Liabilities and obligations of Seller for Taxes that arise as a result of the transactions contemplated by this Agreement;

(b)           any Liabilities or obligations relating to employee pensions, benefits or compensation arrangements incurred or accrued prior to the Closing Date;

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(c)           any Environmental Liabilities;

(d)           any Liability, Lien or obligation relating to an Excluded Asset;

(e)           any Liability or obligation not incurred in the Ordinary Course of the Subject Business;

(f)            Seller’s obligations to provide vacation time, sick time, personal days, vacation pay and sick pay to any employees; provided, however, that Buyer will assume and be responsible for any accrued and unused vacation time and sick time owed to the Hired Employees to the extent included in the Net Amount of the Working Capital Assets;

(g)           Any Liabilities resulting from any action, suit, proceeding, order, judgment, decree or investigation of Seller or the Subject Business, whether or not arising out of or related to the conduct of the Subject Business, prior to the Closing Date;

(h)           any Liabilities of Seller which may be owed to any agent, broker, finder or investment or commercial banker as a result of the transactions contemplated by this Agreement;

(i)            any Liabilities related to or arising from Seller’s Contract with Dataradio Corporation or claims by Dataradio Corporation that Seller has breached and defaulted under such Contract; and

(j)            any Liabilities to Zoll Data Systems, Inc., a Delaware corporation (“Zoll”) or its Affiliates, including Liabilities and obligations pursuant to the Asset Purchase Agreement, dated May 22, 2007, between Seller and Zoll.

2.5          BIO-key License

Seller hereby grants Buyer, for a period of ninety (90) days from and after the Closing, a non-exclusive, royalty-free right and license to use, in connection with Buyer’s ownership of the Purchased Assets and operation of the Subject Business, the trademark “BIO-key” on any and all packaging, brochures or other materials included within the Purchased Assets on which such trademark appears as of the Closing, only in the same style and manner in which the trademark was used by the Subject Business prior to Closing and only to identify those unmodified products offered by the Subject Business prior to Closing.  All goodwill resulting from the use of the “BIO-key” trademark shall inure to the benefit of Seller.  After such  ninety (90) day period, Buyer shall, at its sole cost and expense, remove, obliterate, cover or replace, as appropriate, all packaging, brochures or other materials containing any Trademarks or other indicia of origin of Seller or any of its Affiliates.  From and after the Closing, Buyer shall be entitled to designate itself as the successor to Seller with respect to the Software Products and the Subject Business.

2.6          Purchase Price

The consideration to be paid by Buyer to Seller for the Purchased Assets, the Warrant and the license granted pursuant to Section 2.5 (the “Purchase Price”) shall be Eleven Million Dollars ($11,000,000), consisting of the Closing Cash Payment, as adjusted in accordance with Section 2.8(a) hereof, and the Buyer Note.  On the Closing Date, Buyer shall (i) pay the Closing

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Cash Payment, as adjusted in accordance with Section 2.8(a), to Seller by wire transfer, and (ii) deliver the Buyer Note to Seller.  Buyer and Seller shall execute and deliver a General Assignment, Bill of Sale and Assumption of Liabilities, in substantially the form attached hereto as Exhibit D (the “General Assignment”), as well as the other Transaction Documents and Closing deliveries contemplated by Article VI of this Agreement.

2.7          Closing Transactions

Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Choate Hall & Stewart LLP, Two International Place, Boston, Massachusetts, at 10:00 a.m. Eastern Time on the second Business Day following the satisfaction or waiver of all conditions of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as Buyer and Seller may mutually determine (the “Closing Date”).  All transactions contemplated herein to occur on and as of the Closing Date shall be deemed to have occurred simultaneously and to be effective as of the close of business on such date.

2.8          Adjustments to Purchase Price

(a)           Estimated Closing Statement.  At least three (3) Business Days prior to the Closing Date, Seller shall deliver to Buyer (i) Seller’s good faith written estimates in reasonable detail of each of the components of the Net Amount of the Working Capital Assets as of the close of business on the Closing Date, including an estimate of the Service Contracts Adjustment Amount as of the close of business on the Closing Date, the Closing Cash Payment and the Purchase Price (the “Estimated Closing Statement”) and (ii) supporting work papers used in preparing such calculations.  The Estimated Closing Statement shall be calculated in accordance with GAAP, and shall be reasonably acceptable to Buyer.  The Estimated Closing Statement shall be prepared in a manner consistent with the preparation of the sample calculations of the Net Amount of the Working Capital Assets, the Service Contracts Adjustment Amount, the Closing Cash Payment and the Purchase Price as of June 30, 2009, attached hereto as Schedule 2.8;

(b)           Closing Statement.  Promptly, but in any event within thirty (30) days after the Closing, Buyer shall furnish to Seller a written statement (the “Closing Statement”) setting forth as of the Closing Date, the Assumed Liabilities, the Net Amount of the Working Capital Assets, the Service Contracts Adjustment Amount, the Closing Cash Payment and the Purchase Price.  The Closing Statement shall include the amount of each of the components of the Net Amount of the Working Capital Assets.  Unless, within the fifteen day period following Seller’s receipt of the Closing Statement, Seller delivers written notice to Buyer (the “Dispute Notice”) setting forth (in detail sufficient for Buyer to understand the nature of and basis for Seller’s dispute) any and all items of disagreement related to the Closing Statement, including the amount thereof (each, an “Item of Dispute”), the Closing Statement shall be conclusive and binding upon each of the Parties; provided, however, that the only basis on which Seller shall be permitted to submit an Item of Dispute is that such Item of Dispute was not prepared in accordance with the terms of this Agreement or the Closing Statement contains a mathematical or clerical error or errors.  After the delivery of the Closing Statement, Buyer shall cooperate

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with Seller in connection with its review of the Closing Statement, including providing Seller and its accountants reasonable access during business hours to materials used in the preparation of the Closing Statement.  If, for whatever reason, Buyer does not furnish the Closing Statement within thirty (30) days after the Closing, the Estimated Closing Statement shall be conclusive and binding upon each of the Parties.

(c)           Dispute Resolution by the Parties.  If Seller delivers a Dispute Notice to Buyer within the required fifteen day period, Buyer and Seller shall use reasonable efforts to resolve their differences concerning the Items of Dispute, and if any Item of Dispute is so resolved, the Closing Statement shall be modified as necessary to reflect such resolution.  If all Items of Dispute are so resolved, the Closing Statement (as so modified) shall be conclusive and binding on all Parties.

(d)           Determination by Independent Accounting Firm.  If any Item of Dispute remains unresolved for a period of thirty (30) days after Buyer’s receipt of the Dispute Notice, Buyer and Seller shall, within ten (10) days thereafter, submit the dispute to a mutually acceptable independent public accounting firm (the “Independent Accounting Firm”).  If Buyer and Seller are unable to mutually agree upon such an accounting firm within such 10-day period, then Buyer and Seller shall, within five days thereafter, each select a nationally recognized certified public accounting firm.  Within five days after their selection, those two accounting firms shall select a third nationally recognized certified public accounting firm, which third accounting firm shall act as the Independent Accounting Firm. Such third nationally recognized accounting firm shall not be an accounting firm that has performed accounting or similar services for Buyer or Seller in the past five years. Buyer and Seller shall each provide their respective calculations of the Net Amount of the Working Capital Assets and the Items of Dispute in writing to the Independent Accounting Firm and shall request that the Independent Accounting Firm render a written determination as to each unresolved Item of Dispute, as soon as reasonably practicable, but in no event later than thirty (30) days after its retention, which determination shall be solely based on whether each such Item of Dispute was prepared in accordance with the terms of this Agreement or whether each such Item of Dispute contains a mathematical or clerical error or errors.  The Parties shall cooperate fully with the Independent Accounting Firm so as to enable it to make such determination as quickly and as accurately as practicable.  The Independent Accounting Firm’s determination as to each Item of Dispute submitted to it shall be in writing and shall be conclusive and binding upon the Parties, absent manifest error or willful misconduct, and the Closing Statement shall be modified to the extent necessary to reflect such determination.  The fees and expenses of the Independent Accounting Firm shall be paid by the Party whose calculation of the Net Amount of the Working Capital Assets is furthest from the determination rendered by the Independent Accounting Firm.

(e)           Adjustment.  Once all Items of Dispute are resolved, the Net Amount of the Working Capital Assets set forth on the final Closing Statement (the “Final Net Amount of the Working Capital Assets”) shall be deemed final for the purposes of this Section 2.8.

2.9          Transfer Documents

At Closing, Seller and Buyer shall execute and deliver the General Assignment and Seller shall execute and deliver such other instruments of assignment (collectively, the “Transfer

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Documents”) documenting the purchase and sale of each portion of the Purchased Assets and the Assumed Liabilities to be conveyed to Buyer. The Transfer Documents shall include a Trademark Assignment (the “Trademark Assignment”) and Copyright Assignment (the “Copyright Assignment”), in substantially the forms attached hereto as Exhibits E and F, respectively, as well as a Third Party IP Licensor’s Consent and Waiver (“Third Party IP Licensor Consent and Waiver”), and the Landlord’s Consent and Waiver (“Landlord Consent and Waiver”) in substantially the forms attached hereto as Exhibits G and H, respectively.  Seller shall execute and deliver the Warrant and the Noncompetition Agreement (the “Noncompetition Agreement”) in the form attached hereto as Exhibit I.  Buyer shall cause the Parent Guaranty in substantially the form attached hereto as Exhibit J (the “Parent Guaranty”) and the SilkRoad Guaranty in substantially the form attached hereto as Exhibit K (the “SilkRoad Guaranty”) to be executed and delivered by each respective Guarantor.  In the event of any conflict or inconsistency between the terms and conditions of this Agreement and any Transfer Document, the terms and conditions of this Agreement shall prevail.

2.10        Tax Allocations

Within two hundred seventy (270) days after the Closing Date, Buyer shall prepare and deliver to Seller a schedule allocating the Purchase Price (and any other items or amounts that are required for federal income tax purposes to be included in the Purchase Price), among the Purchased Assets, the Warrant and the Noncompetition Agreement under the principles of Code Section 1060 and regulations thereunder (and any similar provision of state, local or foreign law, as appropriate) (such schedule and the allocations it contains, the “Allocation”). The Allocation shall be binding and conclusive and deemed accepted by Seller, unless Seller shall have notified Buyer in writing of any objections thereto within twenty (20) days after delivery of the Allocation, specifying in reasonable detail each item on the Allocation that Buyer disputes. Upon receipt of such objections, Buyer and Seller shall attempt in good faith to resolve such differences.  If Seller and Buyer are unable to resolve such differences, they shall submit their differences to an independent accounting firm mutually acceptable to them whose determination shall be final, binding and conclusive on the Parties. Seller and Buyer shall report and file all Tax Returns (including amended Tax Returns and claims for refund) consistent with the Allocation and shall not voluntarily take a position contrary thereto or inconsistent therewith (including, without limitation, in any audits or examinations by any governmental authority or any other proceedings). Seller and Buyer shall cooperate in the filing of any forms (including Form 8594 under Section 1060 of the Code) with respect to such Allocation, including any amendments to such forms required with respect to such Allocation.

2.11        Transition of Subject Business

(a)           Following the Closing, Seller will use its commercially reasonable efforts to facilitate and assist in the transition of the Subject Business to Buyer, including (i) directing phone, e-mail and other inquiries and contacts concerning the Subject Business to Buyer, (ii) assisting Buyer in obtaining maintenance agreements and necessary consents from customers of the Subject Business (including if necessary by joining Buyer personnel in calling on such customers), (iii) providing Buyer with a written list of all on-going sales currently in process (“In-Process Sales”), such list to detail the scope, terms and contact personnel for the In-Process Sales, (iv) causing Seller’s sales personnel who are currently working on any In-Process Sales to

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complete such effort and close such sales (subject to Buyer reimbursing Seller for the Ordinary Course sales commissions due on such sales); and (v) making available the services of Seller’s Controller.

(b)           From and after the Closing, if Seller or any of its Subsidiaries or Affiliates receives or collects any funds relating to any accounts receivable of the Subject Business or any other Purchased Asset, such Person shall remit such funds to Buyer within five (5) Business Days after its receipt thereof.

(c)           From and after the Closing, Seller will post and maintain a link to Buyer’s website for the Subject Business on Seller’s website.

2.12        Nonassignable Contracts

(a)           To the extent that the assignment of any Purchased Contract included in the Assumed Liabilities or Purchased Assets is not permitted without (i) the consent of the other party to the Purchased Contract, (ii) the approval of Buyer as a source of the products or services called for by the Purchased Contract or (iii) the approval of Buyer as a lessee, then this Agreement shall not be deemed to constitute an assignment or an attempted assignment of the same, if such assignment or attempted assignment would constitute a breach thereof.  However, unless otherwise agreed as to any particular Purchased Contract, Seller shall use its best efforts to obtain any and all such consents, approvals and novations before, if unable to do so prior to Closing, and after Closing.

(b)           If any necessary consent, approval or novation is not obtained, Seller shall cooperate with Buyer in any reasonable arrangement designed to provide Buyer with all of the benefits and obligations under such Purchased Contract, as if such consent, approval or novation had been obtained, including subleases from Seller and, undertakings by Buyer of the work necessary to complete contracts as the agent of Seller with the understanding that Seller shall then invoice the customer for services rendered and promptly remit the amount of the receivable to Buyer.  Without limiting the generality of the foregoing, the Parties acknowledge and agree that if the lessor under the Real Estate Lease does not provide its consent to the assignment of the Real Estate Lease from Seller to Buyer, (x) Seller and Buyer will cooperate with each other to enter into a sublease of the Real Estate Lease and (y) notwithstanding anything in this Agreement to the contrary, Seller shall be entitled to retain all of its right, title and interest in and to the security deposit with respect to the Real Estate Lease.  Nothing in this Section 2.12 shall excuse Seller from responsibility for any of its representations and warranties or covenants hereunder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

As a material inducement to Buyer to enter into this Agreement, subject to the exceptions and limitations set forth in this Article III and the matters set forth on the Schedules, Seller hereby represents and warrants to Buyer that:

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3.1          Organization and Corporate Power

Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Seller is qualified to conduct the Subject Business in every jurisdiction in which such qualification is necessary, except where the failure to so qualify has not had or would not reasonably be expected to have a Material Adverse Effect. All jurisdictions in which Seller conducts the Subject Business and is qualified to do business are set forth on Schedule 3.1. Seller has full corporate power and authority and all licenses, permits and authorizations necessary to own and operate the Subject Business as now conducted.

3.2          Authorization of Transactions

(a)           Seller has full corporate power and authority to execute and deliver this Agreement, the Warrant, the Noncompetition Agreement and each of the other Transaction Documents to which it is a party and, subject to receipt of the Seller Stockholder Approval, to consummate the transactions contemplated hereunder and thereunder and to perform each of its obligations hereunder and thereunder. The board of directors of Seller has duly approved this Agreement, the Warrant, the Noncompetition Agreement and each of the other Transaction Documents to which it is a party and has duly authorized the execution and delivery of this Agreement, the Warrant, the Noncompetition Agreement and each of the other Transaction Documents to which Seller is a party and the consummation of the transactions contemplated hereby and thereby. Except for the Seller Stockholder Approval and as otherwise set forth on Schedule 3.2, no other corporate proceedings on the part of Seller (including, without limitation, approval of Seller’s stockholders) are necessary to approve and authorize the execution and delivery of this Agreement, the Warrant, the Noncompetition Agreement and each of the other Transaction Documents to which Seller is a party and the consummation of the transactions contemplated hereby and thereby. This Agreement has been and the Warrant, the Noncompetition Agreement and each of the other Transaction Documents to which Seller is a party will be duly executed and delivered by Seller and constitute the valid and binding agreements of Seller, enforceable against Seller in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(b)           Board Approval.  The Board of Directors of Seller has (i) determined that this Agreement, the Warrant and the other Transaction Documents are advisable and fair to and in the best interests of Seller and its stockholders, (ii) duly approved this Agreement, the Warrant and the other transactions contemplated hereby, which approval has not been rescinded or modified, (iii) resolved (subject to Section 6.2(d)) to recommend this Agreement, and the Warrant to Seller’s stockholders for approval, and (iv) directed that this Agreement and the Warrant be submitted to Seller’s stockholders for consideration in accordance with this Agreement.

(c)           Stockholder Approval.  Except as set forth on Schedule 3.2, the affirmative vote of a majority of the votes cast by stockholders of Seller entitled to vote thereon at the Seller’s Stockholders’ Meeting (as defined below) (provided, however, that such affirmative vote also represents over 50% in interest of all outstanding capital stock of Seller entitled to vote thereon), is the only vote of the holders of any class or series of capital stock of Seller necessary to approve this Agreement, the Warrant and the Transactions contemplated hereby (the “Seller Stockholder Approval”).

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3.3          Sufficiency of Assets

The Purchased Assets are sufficient to enable Buyer to conduct the Subject Business following the Closing in substantially the same manner as operated by Seller prior to the Closing.  Schedule 3.3 contains a complete and correct list of the depreciable assets of the Subject Business.

3.4          Absence of Conflicts

Except as set forth on Schedule 3.4 or Schedule 3.11(e) attached hereto, the execution, delivery and performance of this Agreement, the Warrant, the Noncompetition Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby by Seller do not and shall not (a) conflict with or result in any breach of any of the terms, conditions or provisions of, (b) constitute a default under, (c) result in a violation of, (d) give any third-party the right to modify, terminate or accelerate or cause the modification, termination or acceleration of, any obligation under, (e) result in the creation of any Lien upon any of the Purchased Assets, or (f) require any authorization, consent, approval, exemption or other action by, or notice or declaration to or filing with, any third-parties, including any court or administrative or other governmental body or agency, under (i) the provisions of the certificate of incorporation or bylaws of Seller, (ii) any Purchased Contract, (iii) any law, statute, rule or regulation to which Seller is subject, (iv) any judgment, order or decree to which Seller is subject, or (v) any other contract, license, instrument or agreement to which Seller is a party or to which it, the Subject Business or the Purchased Assets are subject.

3.5          SEC Filings; Financial Statements

(a)           Seller has timely filed with the SEC all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 2007 under the Exchange Act or the Securities Act, including all such documents filed after the date hereof and prior to the Closing Date (as such documents have been amended since the time of their filing and all documents incorporated by reference therein, collectively, the “Seller SEC Documents”). None of Seller’s Subsidiaries is required to file any form, report, schedule, statement or other document with the SEC. As of their respective dates and if amended prior to the date hereof, as of the date of the last such amendment, the Seller SEC Documents (i) did not, and all documents filed by Seller with the SEC under the Exchange Act or the Securities Act between the date of this Agreement and the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were or will be made, not misleading, and (ii) complied, and all documents filed by Seller with the SEC under the Exchange Act or the Securities Act between the date of this Agreement and the Closing Date will comply, in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, at such time of filing. As used in this Section 3.5, the term “file” shall be construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(b)           The balance sheet of the Subject Business, dated June 30, 2009, attached hereto as Schedule 3.5 (the “Balance Sheet”) and each of the financial statements (including in

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each case, any related notes thereto), contained or reflected in Seller SEC Documents, (the “Financial Statements”) (i) was, and all financial statements contained or reflected in documents filed by Seller with the SEC under the Exchange Act or the Securities Act between the date of this Agreement and the Closing Date will be, prepared from the books and records of Seller and its Subsidiaries; (ii) was, and all financial statements contained or reflected in documents filed by Seller with the SEC under the Exchange Act or the Securities Act between the date of this Agreement and the Closing Date will be, prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto or, in the case of unaudited statements, except that such unaudited statements do not contain footnotes as permitted by Form 10-Q under the Exchange Act); (iii) complied in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as in effect on the date of filing; (iv) except with respect to the unaudited financial statements contained in Seller SEC Documents filed on Form 10-Q under the Exchange Act, was accompanied by reports (qualified to the extent set forth therein) from the independent auditor opining on the same as to the financial statements contained therein; and (v) fairly presents, and all financial statements contained or reflected in documents filed by Seller with the SEC under the Exchange Act or the Securities Act between the date of this Agreement and the Closing Date will fairly present, in all material respects, the consolidated financial position of Seller and its Subsidiaries as of their respective dates and the consolidated results of their respective operations and cash flows for the periods indicated therein, except that the unaudited interim financial statements were or will be subject to normal year end audit adjustments which were not and will not be expected to be material in the aggregate.

(c)           Neither Seller nor, to the Knowledge of Seller, any of its auditors, accountants or representatives, has received or otherwise obtained knowledge of any material complaint, allegation, assertion or claim, whether written or, to the Knowledge of Seller, oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Seller or its internal accounting controls, including any material complaint, allegation, assertion or claim that Seller has engaged in questionable accounting or auditing practices.

3.6          Capitalization.

(a)           Capital Stock.  The authorized capital stock of Seller consists solely of 170,000,000 shares of Common Stock, par value $.0001 per share (the “Common Stock”), and 5,000,000 shares of Preferred Stock, par value $.0001 per share (the “Preferred Stock”), of which (i) 100,000 shares have been designated Series A Convertible Preferred Stock (the “Series A Preferred Stock”), (ii) 1,000,000 shares have been designated Series B Convertible Preferred Stock (the “Series B Preferred Stock”), and (iii) 600,000 shares have been designated Series C Convertible Preferred Stock (the “Series C Preferred Stock”).  As of the date of this Agreement, 73,012,744 shares of Common Stock are issued and outstanding, 30,557 shares of Series A Preferred Stock are issued and outstanding, 970,612 shares of Series B Preferred Stock are issued and outstanding, and 592,032 shares of Series C Preferred Stock are issued and outstanding.  No shares of Common Stock or Preferred Stock are held in treasury by Seller and its Subsidiaries.  All issued and outstanding shares of Common Stock and Preferred Stock have been, and all shares of Common Stock issued pursuant to the Warrant will be, duly authorized and validly issued, fully paid and nonassessable, and are not subject to preemptive rights created

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by Applicable Law, Seller’s certificate of incorporation or any Contract to which Seller is a party or by which it is bound.

(b)           Stock Options, Purchase Plans, Restricted Stock Units and Convertible Securities.  As of the date of this Agreement, 3,520,441 shares of Common Stock are subject to issuance pursuant to outstanding options under the Seller’s stock incentive plans (the “Seller Options”), and 3,605,000 shares of Common Stock are subject to issuance pursuant to outstanding options outside of the Seller’s stock incentive plans.  2,559,559 shares of Common Stock are reserved for future issuance under the Seller’s stock incentive plans (excluding shares subject to issuance pursuant to Seller Options).  6,136,899 shares of Common Stock are subject to issuance pursuant to outstanding warrants of Seller (the “Seller Warrants”).  As of the Closing Date, Eight Million (8,000,000) shares of Common Stock will be reserved for issuance under the Warrant.  All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable.  There are no outstanding or authorized stock appreciation, profit participation (other than Seller bonus plans), “phantom stock”, or other similar plans or Contracts with respect to Seller or any of its Subsidiaries.

(c)           No Other Rights.  Except for the Preferred Stock, the Seller Options, the Seller Warrants and as otherwise set forth in Section 3.6(b) or Schedule 3.6(c), there are no options, warrants, convertible or exchangeable, securities, calls, rights, commitments, conversion privileges or preemptive or other rights or Contracts (to which Seller or any of its Subsidiaries is a party or by which Seller or any of its Subsidiaries is bound) outstanding to purchase or otherwise acquire any shares of capital stock of Seller or any of its Subsidiaries or any securities or debt exercisable for, convertible into or exchangeable for capital stock of Seller or any of its Subsidiaries, or obligating Seller or any of its Subsidiaries to issue, grant, extend or enter into any such option, warrant, convertible or exchangeable, securities, call, right, commitment, conversion privilege or preemptive or other right or Contract.  Except as set forth on Schedule 3.6(c), the Seller’s certificate of incorporation does not provide, and neither Seller nor any of its Subsidiaries is a party to or otherwise bound by any Contract providing, for registration rights, rights of first refusal in favor of a third party, preemptive rights, co-sale rights, antidilution rights, redemption rights or other similar rights or other restrictions applicable to any outstanding securities of Seller or its Subsidiaries.  Neither Seller nor any of its Subsidiaries is a party to or otherwise bound by any Contract (including any voting agreement), voting trust or proxy, other than proxies to be submitted in connection with the Seller Stockholders’ Meeting) regarding the voting of any outstanding securities of Seller or its Subsidiaries.

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3.7          Absence of Undisclosed Liabilities

There are no Liabilities of the Subject Business of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a Liability, other than (i) Liabilities reflected on the Balance Sheet, (ii) incurred in the Ordinary Course of business since the date of the Balance Sheet, (iii) express warranty obligations and maintenance obligations specifically set forth in the Service Contracts or (iv) obligations set forth in the Purchased Contracts (excluding for purposes of this Subsection (iv), the Service Contracts).

3.8          Absence of Certain Changes

(a)           Seller does not have any Knowledge of any development or threatened action that may have a Material Adverse Effect on the continued operation of the Subject Business or the Purchased Assets.

(b)           Since January 1, 2009, with respect to the Subject Business or the Purchased Assets, there has not been:

(i)            any operation of Seller out of the Ordinary Course of business or any change in the financial condition of the Subject Business or the Purchased Assets, which change, by itself or in conjunction with all other such changes, whether or not arising in the Ordinary Course of business, is likely to have a Material Adverse Effect with respect to the Subject Business or the Purchased Assets;

(ii)           any purchase, sale, license or other disposition, or, except for the Letter of Intent, any agreement or other arrangement for the purchase, sale, license or other disposition, of any part of the Subject Business or the Purchased Assets, other than purchases in the Ordinary Course of business;

(iii)          any increase in the salary, bonus, or other compensation payable to any Hired Employee, except as set forth on Schedule 3.15; and

(iv)          any agreement, arrangement or understanding, whether in writing or otherwise, for Seller to take any of the actions specified in paragraphs (i) through (iii) above.

3.9          Title to Properties

Seller owns good and marketable title to, or, in the case of leased properties and assets, valid leasehold interests in, free and clear of all Liens, to all of the Purchased Assets.

3.10        Payment of Taxes

Within the times and in the manner prescribed by law, Seller has filed all Tax Returns required to be filed by it and has paid all Taxes due and payable by it, except such as are being contested in good faith. No Tax due and owing by Seller on account of business transacted by Seller prior to the Closing Date will become a Lien on the Purchased Assets nor shall Buyer have any Liability therefor.

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3.11        Contracts and Commitments

(a)           Schedule 3.11(a) attached hereto contains an accurate and complete list of all Contracts related to the Subject Business and meeting any of the descriptions set forth below to which Seller or any Subsidiary is a party or bound or by which any of the Purchased Assets are subject or bound, or pursuant to which Seller or any Subsidiary is a beneficiary (the “Purchased Contracts”):

(i)                                     Contracts obligating Seller to pay, as guarantor or otherwise, any indebtedness or in any way creating any Lien on any of the Purchased Assets;

(ii)                                  Licenses In, Licenses Out or royalty Contracts;

(iii)                               Management, consulting or advisory Contracts;

(iv)                              Contracts for the purchase or sale of supplies or products or for the furnishing or receipt of services which has a minimum duration of one year or more or involves a sum in excess of $25,000, in each case to the extent any such Contract is not terminable by Seller without the payment of any fee or other amount on no more than thirty (30) days notice;

(v)                                 Contracts limiting the freedom of Seller, or that would limit the freedom of Buyer after the Closing Date, to freely engage in any line of business or with any Person anywhere in the world;

(vi)                              Contracts relating to the distribution, marketing, advertising or sales of the Software Products, including Contracts with sales representatives or agents;

(vii)                           Contracts pursuant to which Seller subcontracts work to third-parties;

(viii)                        power of attorney;

(ix)                                Contracts relating to the acquisition or sale of any portion of the Subject Business or the Software Products;

(x)                                   any employment Contract or severance agreement with any Hired Employee;

(xi)                                any Service Contract with an aggregate amount payable in excess of $10,000; provided,  however, that only Service Contracts with an aggregate amount payable in excess of $50,000 are listed on Schedule 3.11(a).

(xii)                             the Real Estate Lease; or

(xiii)                          other Contracts material to the Subject Business.

(b)           Seller has made available to Buyer complete and correct copies of each Purchased Contract, together with all amendments, waivers and other changes thereto, and a

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complete and correct description of all material terms of all oral Purchased Contracts. No Purchased Contract has been canceled or, to Seller’s Knowledge, breached by the other party, and Seller has no Knowledge of any planned breach by any other party to any Purchased Contract.  Since December 31, 2008, to Seller’s Knowledge, except as set forth on Schedule 3.11(b), no customer, supplier or distributor of the Subject Business has indicated in writing or orally to Seller that it intends to stop or materially decrease the rate of business done with Seller or that it desires to renegotiate its Contract with Seller or that it would not do business with Buyer.  Seller has performed all obligations required to be performed by it in connection with the Purchased Contracts and is not in default under or in breach of any Purchased Contract, and no event or condition has occurred or arisen which with the passage of time or the giving of notice or both would result in a default or breach thereunder.  Each Purchased Contract is legal, valid, binding, enforceable subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity and in full force and effect and, subject to Section 2.12, will continue as such following the consummation of the transactions contemplated hereby.

(c)           All Software Products sold by the Seller have been sold pursuant to Seller’s standard End User License Agreement in the form attached to Schedule 3.11(c), with no material modification to the terms thereof, including terms relating to Seller’s right to assign such End User License Agreement.

(d)           To Seller’s Knowledge, there is no reason to believe that Buyer will be unable (i) to obtain, on monetary terms consistent with those currently in effect with Seller, a written maintenance agreement with any customer of the Subject Business who is not currently a party to a written Service Contract, and (ii) to the extent necessary, to obtain, without the payment or provision by Buyer of any sums or inducements, written consents to any transfer of the customer relationship as contemplated hereby.

(e)           Schedule 3.11(e) sets forth a complete and correct list of each Purchased Contract that requires a consent or other action by any Person as a result of the execution, delivery and performance of this Agreement.

3.12        Seller Intellectual Property Assets

(a)           Schedule 3.12(a) contains a complete and correct list of all material Seller Intellectual Property Assets, including a list of all registered or applied for Patents, registered and material unregistered Trademarks and registered and material unregistered Copyrights. Schedule 3.12(a)  also contains a complete and correct list of all material (i) licenses, sublicenses or other agreements under which Seller is granted rights by others in Intellectual Property Assets, including the Third Party Software Components (“Licenses In”) (other than commercial end user licenses for off-the-shelf software that is made generally available for a total cost of less than $5,000), and (ii) licenses, sublicenses or other agreements under which Seller has granted rights to others in Seller Intellectual Property Assets (“Licenses Out”), all of which have been made available for review by the Buyer prior to the date hereof.  Except as set forth on Schedule 3.12(a), all Licenses Out have been made on the terms and conditions of Seller’s End User License Agreement.

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(b)           Seller (i) exclusively owns or has the exclusive license to use the Seller Intellectual Property Assets, free and clear of all Liens and (ii) to the Knowledge of Seller, licenses or has the valid right to use the other material Intellectual Property Assets pursuant to the Licenses In set forth in Schedule 3.12(a).

(c)           To the Knowledge of Seller, all Seller Intellectual Property Assets are valid and enforceable.  All Seller Intellectual Property Assets owned by Seller that have been issued by, or registered, or are the subject of an application filed with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency anywhere in the world, are currently in compliance with formal legal requirements (including, as applicable, payment of filing, examination and maintenance fees, inventor declarations, proofs of working or use, timely post-registration filing of affidavits of use and incontestability, and renewal applications).

(d)           No Seller Intellectual Property Assets owned by Seller that have been issued by, or registered or the subject of an application filed with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or in any similar office or agency anywhere in the world is subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date.

(e)           To the Knowledge of Seller, there are no pending or, threatened claims against Seller or any of its employees alleging that any of the operation of the Subject Business or any activity by Seller, or use of any Seller Intellectual Property Asset or Software Product infringes or violates (or in the past infringed or violated) the rights of others in or to any Intellectual Property Asset (“Third-Party Intellectual Property Assets”) or constitutes a misappropriation of (or in the past constituted a misappropriation of) any subject matter of any Intellectual Property Assets of any Person or entity or that any of the Seller Intellectual Property Assets is invalid or unenforceable.

(f)            Neither the Seller Intellectual Property Assets, nor the operation of the Subject Business, nor any activity by Seller, nor manufacture, use, importation, offer for sale and/or sale of any Software Product (i) infringes or violates (or in the past infringed or violated) any third-party Copyright or (ii) constitutes a misappropriation of (or in the past constituted a misappropriation of) any subject matter of any third-party Trade Secret; or (iii) to the Knowledge of Seller, infringes or violates any third-party Patent.

(g)           All former and current employees, consultants and contractors of Seller involved in the development of any Software Product or other Seller Intellectual Property Assets purported to be owned by Seller have executed written instruments with Seller that assign to Seller all rights, title and interest in and to any and all Intellectual Property Assets relating thereto possessed by such employees, consultants or contractors during the tenure of their employment or contract with Seller, except as may have been specifically identified in writing and disclaimed in such agreements.

(h)           To the Knowledge of Seller, no third party is infringing upon or otherwise materially violating any rights in any Seller Intellectual Property Assets or any Seller’s Licenses In.

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(i)            Seller has taken reasonable security measures to protect the secrecy, confidentiality and value of all Trade Secrets that are part of the Seller Intellectual Property Assets, including requiring each Seller employee and consultant and any other Person with access to such Trade Secrets to execute a binding confidentiality agreement, correct and complete copies of which have been made available for review by the Buyer.  To the Knowledge of Seller, there has not been any breach by any party of such confidentiality agreements.

(j)            Neither Seller’s entry into this Agreement nor the performance of its obligations contemplated hereby shall (i) cause the forfeiture or termination of, or give rise to a right of forfeiture or termination of, any License In, (ii) materially impair the right to use any Seller Intellectual Property Asset or portion thereof as currently used in the conduct of the Subject Business, or (iii) cause any royalties fees or other payments to become payable to any third person as a result of the use of any Seller Intellectual Property Asset which would not have been due and payable had the transaction not occurred or cause any existing obligations to pay such royalties, fees or other payments to increase, where such increase would not have been due had the transaction not occurred.

(k)           Schedule 3.12(k) contains a complete and correct list of all Contracts expressly granting any third party rights to any Seller Intellectual Property Assets.

(l)            No event has occurred, and no circumstance or condition exists, that has resulted in or would reasonably be expected to result in the release by Seller or any escrow agent to any third party of any Source Code.

(m)          Schedule 3.12(m) contains a complete and correct list of Contracts with any Governmental Authority, pursuant to which Source Code, computer software programs or applications owned or co-owned by Seller were developed or co-developed and licensed and/or assigned to Seller.

(n)           Seller is in compliance with all material obligations pursuant to any License In.

3.13        Litigation; Proceedings

Except as set forth on Schedule 3.13, there are no actions, suits, proceedings, orders, judgments, decrees or investigations pending or, to Seller’s Knowledge, threatened against or affecting the Subject Business or any Purchased Asset at law or in equity, or before or by any Governmental Authority and to the Knowledge of Seller there is no basis known for any of the foregoing. Neither the Subject Business nor any Purchased Asset is subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to Seller’s Knowledge, any governmental investigations or inquiries; and, to Seller’s Knowledge, there is no valid basis for any of the foregoing. Neither the Subject Business nor any of the Purchased Assets are subject to any outstanding order, judgment or decree issued by any Governmental Authority.

3.14        Governmental Permits

Schedule 3.14 sets forth a complete and correct list of all Governmental Permits owned, held or used by Seller or a Subsidiary in connection with the Subject Business.  Seller owns or

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possesses all right, title and interest in and to all Governmental Permits or other similar rights which are necessary to conduct the Subject Business as presently conducted. Seller is in compliance with the terms and conditions of all Governmental Permits. No loss or expiration of any Governmental Permit is pending or, to Seller’s Knowledge, threatened (including as a result of the transactions contemplated hereby). The consummation of the transactions contemplated by this Agreement will not require any consent, renewal or notice with respect to any Governmental Permit.

3.15        Employees

(a)           Schedule 3.15 contains a complete and correct list of all Hired Employees, describing for each such employee the position or title, whether classified as exempt or non-exempt for wage and hour purposes and, if exempt, the type of exemption relied upon, annual base salary, whether paid on a salary, hourly or commission basis and the average scheduled hours per week, bonus potential, date of hire, business location, status (i.e., active or inactive and, if inactive, the type of leave and estimated duration) and the total amount of bonus, severance and other amounts to be paid to such employee at the Closing or otherwise in connection with the transactions contemplated hereby. To the Knowledge of Seller, no Hired Employee has expressed any plans to terminate his or her employment or service arrangement with Seller.

(b)           None of the Hired Employees are represented by any union or subject to any collective bargaining agreement and no such employees have engaged in any such organizational activities. Seller has experienced no labor trouble and no Hired Employee has brought or asserted any claim of unfair labor practices involving Seller.

(c)           No representative of Seller has made any representation, promise or guarantee, express or implied, to any of its employees regarding (i) whether Buyer intends to retain or offer to retain such individual, or (ii) the terms and conditions on which Buyer may retain or offer to retain such individual.

(d)           Seller has either paid in full all expense reimbursement claims of all Hired Employees as of the date hereof or obtained releases from all Hired Employees with respect to any claims therefor.

3.16        Insurance

The Purchased Assets are insured to the extent disclosed on Schedule 3.16 and all other material insurance policies and arrangements of Seller are disclosed in said Schedule. Seller’s worker’s compensation insurance complies with applicable statutory requirements as to the amount of such coverage.  Schedule 3.16 sets forth, with respect to the Subject Business, a list of all pending claims and the claims history for Seller and its Subsidiaries during the current year and the preceding three (3) years (including with respect to insurance obtained but not currently maintained).

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3.17        Affiliate Transactions

None of the Purchased Contracts are between Seller and any officer, director, stockholder, family member or Affiliate of any such Person (“Interested Person”). No Interested Person has any material direct or indirect interest in any entity that does business with Seller relating to the Subject Business or has any direct or indirect interest in any Purchased Asset or in any property, asset or right that is used in the conduct of the Subject Business.

3.18        Compliance with Laws

Neither Seller nor any of its Affiliates has received notice regarding any violation of, conflict with or failure to conduct the subject Business in compliance with any Applicable Law.  To Seller’s Knowledge, no investigation or review of Seller or the Subject Business by any Governmental Authority is pending or threatened.

3.19        Governmental Authorities and Consents

Seller is not required to submit any notice, report or other filing with any Governmental Authority in connection with the execution or delivery by it of this Agreement and the other Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, except such filings and notices as may be required under applicable securities laws.  Except as set forth on Schedule 3.19, no consent, approval or authorization of any Governmental Authority is required to be obtained by Seller in connection with its execution, delivery and performance of this Agreement, the Warrant or the other Transaction Documents to which it is a party or the transactions contemplated hereby or thereby.

3.20        Product Warranties

Each Software Product sold, licensed or delivered by Seller has conformed with and satisfied all applicable contractual commitments that were scheduled or required to be performed prior to the Closing Date and all applicable express warranties as of the Closing Date. Except for Ordinary Course express warranty claims under the Purchased Contracts and Ordinary Course obligation to provide maintenance under maintenance agreements constituting a portion of the Purchased Contracts, Seller does not have any Liability or obligation (and, to Seller’s Knowledge, there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against Seller giving rise to any Liability or obligation) for replacement, modification or repair of any Software Products or other damages in connection therewith. No Software Product is subject to any guaranty, warranty, or other indemnity other than expressly set forth under the Purchased Contracts.

3.21        Environmental Matters.  The operations of the Subject Business are, and at all times have been, in material compliance with all applicable Environmental Laws, including possession of and compliance with the terms of all Governmental Permits required by Environmental Laws.  There are no pending or, to the Knowledge of Seller, threatened, suits, actions, investigations or proceedings under or pursuant to Environmental Laws against Seller or involving any real property currently or, to the Knowledge of Seller, formerly owned, operated or leased or other sites at which Hazardous Materials were disposed of, or allegedly disposed of, by Seller. To Seller’s Knowledge, Seller has received no written allegations of any Liabilities

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under any Environment Law, Seller has no Knowledge of any pending or threatened such allegations, and Seller has not generated, transported, treated, stored, installed, disposed of or released any Hazardous Materials in violation of, or in a manner that would reasonably be expected to give rise to liability to Seller under, any Environmental Laws.

3.22        Broker’s Fees

No broker, investment banker, financial advisor or other Person, other than Kaufman Bros., L.P., whose fees and expenses shall be paid by Seller, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.  Seller has received the opinion of its financial advisor, Kaufman Bros., L.P., to the effect that, as of such date and based on and subject to the matters set forth in the opinion, the Purchase Price is fair, from a financial point of view, to Seller.

3.23        Disclosure

None of this Agreement, the Warrant or the other Transaction Documents to which Seller is a party contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein, not misleading in light of the circumstances in which they were made.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IT IS THE EXPLICIT INTENT OF EACH OF THE PARTIES HERETO THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS ARTICLE III, SELLER DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, WITH RESPECT TO ITSELF, THE SUBJECT BUSINESS, THE PURCHASED ASSETS OR THE ASSUMED LIABILITIES TRANSFERRED TO BUYER PURSUANT TO THE TERMS OF THIS AGREEMENT, AND SELLER EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, CONDITION OR FITNESS FOR A PARTICULAR PURPOSE OR ORDINARY PURPOSE, OR ANY REPRESENTATION OR WARRANTY AS TO VALUE.

3.24        Accounts Receivable.  All outstanding accounts and notes receivable with respect to the Subject Business reflected on the Financial Statements are, and in the Final Net Amount of the Working Capital Assets will be, due and valid claims against account debtors for goods or services delivered or rendered subject to no defenses, offsets or counterclaims, except as reserved against on the Financial Statements or the Final Net Amount of the Working Capital Assets, as the case may be.  All such receivables arose in the Ordinary Course of business.  No such receivables are subject to prior assignment, claim, lien or security interest.  Seller has not incurred any liabilities to customers for discounts, returns, promotional allowances or otherwise, except to the extent of the reserves therefor reflected on the Financial Statements or the Final Net Amount of the Working Capital Assets.  Neither Seller nor any Subsidiary has any liability for any refunds, allowances or returns in respect of products manufactured, processed, distributed, shipped or sold by or for the account of Seller or any Subsidiary on or prior to the Closing Date, except to the extent of the reserves therefor reflected on the Financial Statement or the Final Net

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Amount of the Working Capital Assets.  Schedule 3.24 contains a complete and correct list of the names and addresses of all banks and financial institutions in which Seller has an account, lock box or other arrangement for the collection of accounts receivable with the names of all persons authorized to draw thereon or with access thereto.

3.25        Software and Information Systems.

(a)           Schedule 3.25(a) sets forth a complete and correct list of all (i) material Software that is owned by Seller and used or distributed in the operation of the Subject Business (the “Seller Software”); (ii) material third party developed Software that is licensed to Seller and used in the operation of the Subject Business  (other than commercial end user licenses for off-the-shelf software that is made generally available for a total cost of less than $5,000), including the licensor of such Software, (iii) material third party developed Software which is compiled together with the Software Products, (iv) material third party developed Software which Seller is licensed to resell or distribute apart from the Software Products, and (v) any material pending Software development projects currently in planning by the Subject Business, together with a description of such projects and the stage of their development.

(b)           Except as set forth in Schedule 3.25(b), (i) the Seller Software is not subject to any transfer, assignment, source code escrow agreement, or license reversion; (ii) Seller has not granted any other current future or conditional rights, licenses or interests in or to the Source Code used or included in any Software Product; (iii) Seller has not provided or disclosed the Source Code of any Software Product to any Person or entity, except where such Source Code is, by its nature, not normally obfuscated or compiled prior to the distribution of the Software Product; (iv) Seller has maintained and protected the Seller Software with appropriate proprietary notices (including notice of ownership), confidentiality and non-disclosure agreements and such other measures as are normally used in the industry; (v) the Seller Software is protectable under applicable copyright law and has not been forfeited to the public domain and has been registered with the United States Copyright Office or is eligible for registration.

(c)           Seller’s rights in the Seller Software are free and clear of any liens, encumbrances, restrictions, or legal or equitable claims of others (other than Patent claims) and there are no agreements or arrangements in effect with respect to the marketing, distribution, licensing, sale, resale or promotion of the Software between Seller and any other person. To the Knowledge of Seller, Seller’s rights in the Seller Software are free and clear of any Patent claims of any third party.  Except for the Third Party Software Components, Seller owns (i) all of the Copyrights and Trade Secrets in and to the Software Products and (ii) to the Knowledge of Seller, all other Intellectual Property Assets in and to the Software Products.

(d)           Seller has received no notice of any violation of patent, trade secret rights, copyrights or other proprietary rights with respect to any Seller Software and knows of no basis therefor.

(e)           Seller has taken commercially reasonably steps to assure that the Software Products contain no timer, virus, copy protection device, disabling code, clock, counter or other limiting design or routine that causes the Software Products (or any operation thereof) or become

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erased, inoperable, impaired, or otherwise incapable of being used in the full manner for which it was contemplated for use.

(f)            Except as set forth in Schedule 3.25(a), none of the Software Products contain or are derived from any Public Software.  Except as set forth in Schedule 3.25(a), none of the Software Products contain any third-party software (all such third party Software being referred to collectively as the “Third Party Software Components”).

(g)           The incorporation, linking, calling or other use in or by any such Software Product of any third-party software does not obligate Seller to disclose, make available, offer or deliver any portion of the source code of any Software Product or component thereof to any third-party.  To Seller’s Knowledge, no third party has any claim to the Source Code by virtue of the incorporation, linking, calling or other use in or by any such Software Product of any third-party Software.

(h)           Seller has not collected or used any personally identifiable information in violation of any applicable statute or regulation in any United States jurisdiction or in violation of its privacy policy (if any) relating to the collection, storage, use and onward transfer of all personally identifiable information.

(i)            Seller holds all material product (including Seller Software) registrations, accreditations and other certifications required for the conduct of the Subject Business (all of such registrations, accreditations and certifications being referred to herein as “Product Certifications”). Seller is in compliance in all material respects with the terms and conditions of all such Product Certifications and, to Seller’s Knowledge, no written notices have been received by Seller since January 1, 2008, alleging the failure to hold any Product Certification.  To Seller’s Knowledge, there is no reasonable basis for any present or future action rescinding any such Product Certifications and no loss or expiration of any such Product Certifications is reasonably foreseeable or has had or would reasonably be expected to have a Material Adverse Effect. All of the Product Certifications are transferable to Buyer and will be transferred by Seller to Buyer on the Closing Date.

(j)            As used by Seller in the Business, the Seller Software complies with all applicable requirements relating to the export or re-export to those countries in which the Subject Business currently sells the Seller Software.

(k)           Copies of all Seller Software and copies of all licenses and other agreements which are maintained by Seller with respect to Seller Software, Source Code or Software Products shall be delivered to Buyer at or prior to Closing.

(l)            To Seller’s Knowledge, the Software Products perform as Seller has warranted to its customers and substantially in accordance with the Software Products’ documented specifications.

3.26        Customers and Suppliers.  All sales contracts and orders with customers and suppliers were entered into by or on behalf of Seller in the Ordinary Course of business.  Schedule 3.26 sets forth an accurate and complete list of the 25 largest customers of the Business, determined on the basis of revenues from items sold for each of the fiscal years ended

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December 31, 2007 and 2008 and the six-month period ended June 30, 2009.  To the Knowledge of Seller, no customer or supplier will cease to do business with Buyer after, or as a result of, the consummation of any transactions contemplated hereby.  Seller has no Knowledge of any fact, condition or event (other than possible terminations in the Ordinary Course of business) which would adversely affect its relationship with any customer or supplier.  Since December 31, 2008, there has been no cancellation of backlogged orders in excess of the average rate of cancellation prior to such date.

Neither Seller, nor any of its officers or employees, has, directly or indirectly, given or agreed to give any rebate, gift or similar benefit to any supplier, customer, distributor, broker, governmental employee or other person, who was, is or may be in a position to help or hinder the business (or assist in connection with any actual or proposed transaction) which could reasonably be expected to subject Seller or Buyer to any damage or penalty in any civil, criminal or governmental litigation or proceeding or which would have a Material Adverse Effect on the Business.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

As a material inducement to Seller to enter into this Agreement, subject to the exceptions and limitations set forth in this Article IV and the matters set forth on the Schedules, Buyer hereby represents and warrants to Seller that:

4.1          Organization and Good Standing

Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority and all licenses, permits and authorization necessary to own and operate its business. Buyer is duly qualified in each jurisdiction in which the ownership of property or the conduct of its business requires such qualification, except where the failure to do so would not, individually or in the aggregate, have a material adverse effect on the business, assets, operations or financial condition of Buyer that adversely affects Buyer’s ability to consummate the transactions contemplated by this Agreement.

4.2          Corporate Authorization

Buyer has full corporate power and authority to execute and deliver this Agreement, the Buyer Note and each of the other Transaction Documents to which it is a party, to consummate the transactions contemplated hereunder and thereunder and to perform each of its obligations hereunder and thereunder. The board of directors of Buyer has duly approved this Agreement, the Buyer Note and all other Transaction Documents to which it is a party and has duly authorized the execution and delivery of this Agreement, the Buyer Note and all other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby. No other corporate proceedings on the part of Buyer (including, without limitation, approval of Buyer’s stockholders) are necessary to approve and authorize the execution and delivery of this Agreement, the Buyer Note and the other

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Transaction Documents to which Buyer is a party and the consummation of the transactions contemplated hereby and thereby. This Agreement, the Buyer Note and all other Transaction Documents to which Buyer is a party have been duly executed and delivered by Buyer and constitute the valid and binding agreements of Buyer, enforceable against Buyer in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

4.3          No Breach

The execution, delivery and performance by Buyer of this Agreement, the Buyer Note and all other Transaction Documents to which it is a party and the consummation by Buyer of the transactions contemplated hereby and thereby do not and will not (a) conflict with or result in any breach of any of the terms, conditions or provisions of, (b) constitute a default under, (c) result in a violation of, (d) give any third-party the right to modify, terminate or accelerate or cause the modification, termination or acceleration of, any obligation under, (e) result in the creation of any Lien upon any of the assets of Buyer, or (f) require any authorization, consent, approval, exemption or other action by, or notice or declaration to or filing with, any third-parties, including any court or administrative or other governmental body or agency, under (i) the provisions of the certificate of incorporation or bylaws of Buyer, (ii) any law, statute, rule or regulation to which Buyer is subject, (iii) any judgment, order or decree to which Buyer is subject, or (iv) any other contract, license, instrument or agreement to which Buyer is a party or to which it is subject.

4.4          Financial Information.  Buyer has delivered to Seller (a) the unaudited, consolidated balance sheet of Parent and its Subsidiaries as at December 31, 2007 and 2008, and the unaudited, consolidated statements of cash flows, income and stockholders’ equity for the fiscal years then ended and (b) the unaudited, consolidated balance sheet of Parent and its Subsidiaries as at June 30, 2009 and the unaudited, consolidated statements of cash flows, income and stockholders’ equity of Parent and its Subsidiaries for the six-month period then ended (collectively, the “Parent Financial Statements”).  Buyer has also delivered to Seller (a) the unaudited, consolidated balance sheet of SilkRoad as at December 31, 2007 and 2008, and the unaudited, consolidated statements of cash flows, income and stockholders’ equity for the fiscal years then ended and (b) the unaudited, consolidated balance sheet of SilkRoad as at June 30, 2009 and the unaudited, consolidated statements of cash flows, income and stockholders’ equity of SilkRoad for the six-month period then ended (collectively, the “SilkRoad Financial Statements,” and together with the Parent Financial Statements, the “Guarantor Financial Statements”).  The Guarantor Financial Statements and the notes thereto, if any, (i) are complete and accurate in all material respects and fairly present the financial condition of each respective Guarantor (and, in the case of Parent, its Subsidiaries) at the respective dates thereof and the results of operations for the periods then ended, and (ii) were prepared in accordance with the books and records of each respective Guarantor (and, in the case of Parent, its Subsidiaries) in conformity with GAAP, except for the omission of footnotes and normal year-end adjustments which are not, individually and in the aggregate, material.  None of the Guarantor Financial Statements contains any material, non-recurring items, except as expressly set forth therein.

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4.5          Litigation; Proceedings

There are no actions, suits, proceedings, orders, judgments, decrees or investigations pending or, to Buyer’s knowledge, threatened against or affecting Buyer at law or in equity, or before or by any Governmental Authority and to the knowledge of Buyer there is no basis known for any of the foregoing.  Buyer is not subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to Buyer’s knowledge, any governmental investigations or inquiries; and, to Buyer’s knowledge, there is no valid basis for any of the foregoing.  The Buyer is not subject to any outstanding order, judgment or decree issued by any Governmental Authority.

4.6          Availability of Funds

Buyer has sufficient cash available to enable it to consummate the transactions contemplated by this Agreement (including performing its obligations under the Buyer Note), to operate the Subject Business for the reasonably foreseeable future, to satisfy the Assumed Liabilities and to meet the financial obligations under the Purchased Contracts that Buyer is assuming as such obligations are presently known or reasonably anticipated.

4.7          Broker’s Fees

Any liability or obligation on the part of the Buyer to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement shall be paid by Buyer.

4.8          Disclosure

None of this Agreement, the Buyer Note or the other Transaction Documents to which Buyer is a party contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein, not misleading in light of the circumstances in which they were made.

4.9          Inspections; No Other Representations

Buyer is an informed and sophisticated purchaser experienced in the evaluation and purchase of assets such as the Subject Business.  Buyer has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement.  Buyer agrees, subject to the express terms hereof, to accept the Purchased Assets and assume the Assumed Liabilities in the condition they are in on the Closing Date based upon its own inspection, examination and determination with respect thereto as to all matters and without reliance upon any express or implied representations or warranties of any nature made by or on behalf of or imputed to Seller, other than those expressly set forth in this Agreement.  Without limiting the generality of the foregoing, except as expressly set forth in this Agreement, Buyer acknowledges that Seller makes no representation or warranty with respect to any projections, estimates or budgets delivered to or made available to Buyer of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the Business or Purchased Assets or the

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future business and operations thereof or any other information or documents made available to Buyer or its counsel, accountants or advisors with respect to the Business or the Purchased Assets or the businesses or operations thereof.

ARTICLE V

COVENANTS

5.1          Conduct of Business

Seller agrees that, between the date hereof and the Closing, except as set forth in Schedule 5.1 or as expressly provided by any other provision of this Agreement, or unless Buyer shall otherwise agree in advance in writing (which agreement shall not be unreasonably withheld, delayed or conditioned), Seller shall, and shall cause each of its Subsidiaries to, (i) conduct its operations in all material respects only in the Ordinary Course of the Subject Business, (ii) pay or perform the Liabilities of the Subject Business when due, (iii) use its reasonable best efforts to keep available the services of the key employees and key consultants of Seller and each of its Subsidiaries and to preserve the current relationships with customers, suppliers and other Persons as are reasonably necessary in order to preserve substantially intact the Subject Business.  In addition, without limiting the foregoing, except (x) as set forth in Schedule 5.1, or (y) as expressly provided by any other provision of this Agreement, Seller shall not and shall not permit any of its Subsidiaries, nor any of its or its Subsidiaries’ officers, directors or employees, Affiliates or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of its respective Subsidiaries, to (unless required by Applicable Law), between the date of this Agreement and the Closing, directly or indirectly, do, or agree to do, any of the following without the prior written consent of the Buyer (which consent shall not be unreasonably withheld, delayed or conditioned):

(a)           sell, pledge, dispose of, transfer, lease, license, or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, or encumbrance of, any of the Purchased Assets, except in the Ordinary Course of business;

(b)           enter into any agreement with respect to the voting of the capital stock of Seller;

(c)           increase the compensation, severance benefits or perquisites payable or to become payable to any Hired Employee;

(d)           modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality or standstill agreement to which Seller is a party and which relates to a business combination involving the Subject Business;

(e)           take any action that is intended to result in any of the conditions to the transactions contemplated hereby set forth in Sections 6.1 and 6.2 not being satisfied;

(f)            take any action that is reasonably likely to cause a delay in the convening of the Seller Stockholder Meeting; or

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(g)           authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

5.2          No Solicitation

(a)           Alternative Transaction.  Seller shall not and shall not permit any of its Subsidiaries to, nor authorize or permit any of its or its Subsidiaries’ officers, directors or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of its respective Subsidiaries to, directly, or indirectly, (i) solicit, initiate or encourage, or take any other action to knowingly facilitate, induce or encourage any inquiries with respect to, or the making, submission or announcement of, any Alternative Transaction Proposal, (ii) participate in any discussions or negotiations regarding, furnish to any Person any information with respect to, or otherwise cooperate in any way with or knowingly facilitate any effort or attempt to make or implement any Alternative Transaction Proposal (except to disclose the existence of this Agreement and the terms hereof or as specifically permitted by Section 5.2(c)), (iii) approve, endorse or recommend any Alternative Transaction (except as specifically permitted by Section 5.2(d)), or (iv) enter into any letter of intent or similar document or any contract, agreement or commitment (whether binding or not) contemplating or otherwise relating to any Alternative Transaction Proposal (except a confidentiality agreement contemplated by Section 5.2(c)(i)).  Seller will immediately cease, and will cause its officers, directors and employees and instruct any investment banker, financial adviser, attorney, accountant or other representative retained by it to cease, any and all existing activities, discussions or negotiations with any third parties conducted heretofore with respect to any Alternative Transaction Proposal, and will use its commercially reasonable efforts to enforce, and will not waive any provisions of, any confidentiality or standstill agreement (or any similar agreement) to which Seller is a party relating to an Alternative Transaction Proposal.

(b)           Notification.  As promptly as practicable (and in any event within twenty-four (24) hours) after receipt of any Alternative Transaction Proposal or any request for nonpublic information or any inquiry relating in any way to any Alternative Transaction Proposal, the Seller shall provide Buyer with oral and written notice of the material terms and conditions of Alternative Transaction Proposal, request or inquiry, and the identity of the Person or group making any such Alternative Transaction Proposal, request or inquiry and a copy of all written materials provided to it in connection with such Alternative Transaction Proposal, request or inquiry.  In addition, Seller shall provide Buyer as promptly as possible with all information as is reasonably necessary to keep the Buyer informed in all material respects of all oral or written communications regarding, and the status and material terms of, any Alternative Transaction Proposal, request or inquiry, and, without limitation of the other provisions of this Section 5.2, shall promptly provide to Buyer a copy of all written materials (including written materials provided by email or otherwise in electronic format) subsequently provided by or to Seller in connection with any Alternative Transaction Proposal, request or inquiry.

(c)           Superior Proposal.  Notwithstanding anything to the contrary contained in Section 5.2(a), in the event of an unsolicited, bona fide written Alternative Transaction Proposal which Seller determines to be, or to be reasonably likely to result in, a Superior Proposal, the Seller may then take the following actions (but only if and to the extent that (x) its Board of Directors concludes in good faith, after consultation with its outside legal counsel, that the failure

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to do so would be inconsistent with its fiduciary duties under Applicable Law, (y) the Seller has given the Buyer at least two Business Days prior written notice of its intention to take any of the following actions and of the identity of the Person or group making such Alternative Transaction Proposal and the material terms and conditions of the Alternative Transaction Proposal, and (z) Seller shall not have breached in any material respect any of the provisions of this Section 5.2):

(i)            Furnish nonpublic information to the Person or group making such Alternative Transaction Proposal; provided, however, that (A) prior to furnishing any nonpublic information, it receives from such Person or group an executed confidentiality agreement containing terms at least as restrictive as the terms contained in the Confidentiality Agreement, previously entered into between Parent and Seller (the “Confidentiality Agreement”) and (B) contemporaneously with furnishing any nonpublic information to such Person or group, it furnishes such nonpublic information to Buyer (to the extent such nonpublic information has not been previously so furnished to Buyer); and

(ii)           Engage in discussions or negotiations with such Person or group with respect to Alternative Transaction Proposal.

(d)           Changes of Recommendation.  Solely in response to the receipt of an unsolicited, bona fide written Alternative Transaction Proposal which is determined to be a Superior Proposal, the Board of Directors of the Seller may make a Change of Recommendation, if all of the following conditions in clauses (i) through (v) are met:

(i)            the Superior Proposal has been made and has not been withdrawn and continues to be a Superior Proposal;

(ii)           the stockholder vote at the Seller Stockholders’ Meeting has not occurred;

(iii)          the Seller has (A) provided to Buyer three (3) Business Days’ prior written notice which shall state expressly (i) that it has received a Superior Proposal, (ii) the material terms and conditions of the Superior Proposal and the identity of the Person or group of Persons making the Superior Proposal, and (iii) that Seller intends to effect a Change of Recommendation and the manner in which it intends to do so, and (B) during the aforementioned period, if requested by Buyer, engaged in good faith negotiations to amend this Agreement in such a manner that the Alternative Transaction Proposal which was determined to be a Superior Proposal no longer is a Superior Proposal;

(iv)          the Board of Directors of the Seller has determined in good faith, after consultation with its outside legal counsel, that, in light of such Superior Proposal, the failure of the Board of Directors to effect a Change of Recommendation would be inconsistent with its fiduciary duties under Applicable Law; and

(v)           the Seller shall have complied in all material respects with Section 5.2(c) and shall not have breached in any material respect any of the other provisions set forth in this Section 5.2.

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(e)           Tender Offer Rules.  Nothing contained in this Agreement shall prohibit the Seller or its Board of Directors from taking and disclosing to their stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act; provided, however, that Seller shall not effect, or disclose pursuant to such rules or otherwise a position which constitutes, a Change of Recommendation unless specifically permitted pursuant to the terms of Section 5.2(d).

5.3          Preparation of Proxy Statement; Seller Stockholders’ Meeting

(a)           Proxy Statement.  As soon as reasonably practicable following the Date hereof, Seller, with cooperation by the Buyer, shall prepare and file with the SEC the Proxy Statement.  Seller shall use its commercially reasonable efforts to respond to any comments of the SEC and to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable after the Proxy Statement is filed with the SEC, subject to compliance with the Exchange Act, including Rule 14a-6 promulgated thereunder.  Seller shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or filing a general consent to service of process) required to be taken under any applicable state securities laws in connection with the issuance and reservation of shares of Seller Common Stock pursuant to the Warrant, and the Buyer shall furnish all information concerning the Buyer as may be reasonably requested in connection with any such action.  If at any time prior to the Closing any information (including any Change of Recommendation) relating to Seller or the Buyer, or any of their respective Affiliates, officers or directors, should be discovered by Seller or the Buyer which should be set forth in an amendment or supplement to the Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of Seller.

(b)           Stockholders’ Meeting.  The Seller shall, as promptly as practicable after the Proxy Statement is filed with the SEC, subject to compliance with the Exchange Act, including Rule 14a-6 promulgated thereunder, take all action necessary in accordance with Applicable Law and the Seller Charter Documents, to duly give notice of, convene and hold the Seller Stockholders’ Meeting.  Subject to Section 5.2(d), the Seller will use commercially reasonable efforts to solicit from its stockholders proxies in favor of the approval of the transactions contemplated by this Agreement, and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by Applicable Law to obtain such approvals.  Notwithstanding anything to the contrary contained in this Agreement, the Seller may adjourn or postpone the Seller Stockholders’ Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement is provided to its stockholders in advance of a vote on and the approval of the transactions contemplated by this Agreement, or, if, as of the time for which the Seller Stockholders’ Meeting is originally scheduled, there are insufficient shares of Seller Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such meeting.  The Seller shall ensure that the Seller Stockholders’ Meeting is called, noticed, convened, held and conducted, and that all proxies solicited in connection with the Seller Stockholders’ Meeting are solicited in compliance with Applicable Law.  Notwithstanding any Change of Recommendation

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by the Board of Directors of Seller, approval of the transactions contemplated by this Agreement shall be submitted to the Seller Stockholders at the Seller Stockholders’ Meeting, and nothing contained herein shall be deemed to relieve the Buyer or Seller of such obligations.

(c)           Board Recommendations.  Except to the extent expressly permitted by Section 5.2(d):  (i) the Board of Directors of the Seller shall recommend that its stockholders vote in favor of, the approval of the transactions contemplated by this Agreement at the Seller Stockholders’ Meeting, and (ii) the Proxy Statement shall include a statement to the effect that the Board of Directors of Seller has recommended that all holders of capital stock of Seller entitled to vote thereon vote in favor of approval of the transactions contemplated by this Agreement at the Seller Stockholders’ Meeting.

5.4          Access to Information; Confidentiality

(a)           Access to Information.  Subject to the Confidentiality Agreement and Applicable Law, Seller shall, and shall cause each of its Subsidiaries to, afford Buyer and its officers, employees, accountants, counsel, financial advisors and other representatives of such other party, reasonable access at all reasonable times on reasonable notice during the period prior to the Closing to all properties, books, contracts, commitments, personnel and records related to the Subject Business (provided, that such access shall not unreasonably interfere with the business or operations of Seller).  During such period, Seller shall, and shall cause each of its Subsidiaries to, furnish promptly to the Buyer (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws and (ii) all other information concerning the Subject Business, its properties and personnel as Buyer may reasonably request.  No review pursuant to this Section 5.4 shall affect or be deemed to modify any representation or warranty contained herein, the covenants or agreements of the parties hereto or the conditions to the obligations of the parties hereto under this Agreement.

(b)           Confidentiality.  Except as otherwise provided in this Agreement, Buyer will hold and keep confidential, and will cause its respective officers and employees and will direct its accountants, counsel, financial advisors and other representatives and Affiliates to hold and keep confidential, any nonpublic information in accordance with the terms of the Confidentiality Agreement, which Confidentiality Agreement will remain in full force and effect and shall survive termination of this Agreement as provided therein.

5.5          Reasonable Efforts

(a)           Governmental and Third Party Approvals.  Each of the Parties agrees to use their commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under Applicable Law to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (1) the obtaining of all necessary actions or non-actions, waivers, consents and approvals from Governmental Authorities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority, (2) the obtaining of all necessary consents,

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approvals or waivers from third parties, (3) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including promptly seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed, and (4) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.  Subject to Applicable Law relating to the exchange of information, the Buyer and Seller shall have the right to review in advance, and to the extent reasonably practicable each will consult the other on, all the information relating to the Buyer or Seller, as the case may be, that appears in any filing made with, or written materials submitted to, any Governmental Authority or third party in connection with the transactions contemplated by this Agreement.

(b)           Notification.  Each of the Buyer and Seller shall keep the other reasonably apprised of the status of matters relating to the completion of the transactions contemplated hereby and work cooperatively in connection with obtaining all required approvals or consents of any Governmental Authority.  In that regard, each party shall without limitation use its commercially reasonable efforts to: (1) promptly notify the other of, and if in writing, furnish the other with copies of (or, in the case of material oral communications, advise the other orally of) any communications from or with any Governmental Authority (whether domestic, foreign or supranational) with respect to the other transactions contemplated by this Agreement, (2) permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any proposed written (or any material proposed oral) communication with any such Governmental Authority with respect to the transactions contemplated by this Agreement, (3) to the extent practical, not participate in any meeting with any such Governmental Authority with respect to the transactions contemplated by this Agreement unless it consults with the other in advance and to the extent permitted by such Governmental Authority gives the other the opportunity to attend and participate thereat, and (4) furnish the other with such necessary information and reasonable assistance as the Buyer or Seller, as applicable, may reasonably request in connection with its preparation of necessary filings or submissions of information to any such Governmental Authority.

5.6          Notification.  Seller shall give prompt notice to Buyer and Buyer shall give prompt notice to the Seller, as the case may be, if it determines that any change, event, circumstance or effect has had a Material Adverse Effect or would result in the failure of any of the conditions set forth in Article VI to be satisfied.  Notwithstanding the above, the delivery of any notice pursuant to this Section 5.6 will not limit or otherwise affect the remedies available hereunder to the party receiving such notice or the conditions to such party’s obligation to consummate the transactions contemplated hereby.

5.7          Fees and Expenses.  Except as set forth in this Section 5.7, all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses.  For the avoidance of doubt, Seller shall bear the costs and expenses incurred in connection with the filing, printing and mailing of the Proxy Statement (including any SEC filing fees) and any preliminary materials related thereto.

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ARTICLE VI

CONDITIONS TO CLOSING

6.1          Conditions to Each Party’s Obligation to Closing

(a)           Stockholder Approval.  The Seller Stockholder Approval shall have been obtained.

(b)           No Injunctions or Restraints.  No judgment, order, decree, statute, law, ordinance, rule or regulation, or other legal restraint or prohibition, entered, enacted, promulgated, enforced or issued by any court or other Governmental Authority of competent jurisdiction (collectively, “Restraints”), shall be in effect or be pending which prohibits, makes illegal or enjoins, or threatens to prohibit, make illegal or enjoin, the consummation of the transactions contemplated by this Agreement.

6.2          Conditions to Obligations of the Buyer

(a)           Representations and Warranties.  (i) The representations and warranties of Seller (except for the representations and warranties set forth in Article III) set forth herein  (A) that are qualified as to Material Adverse Effect shall be true and correct and (B) that are not so qualified as to Material Adverse Effect shall be true and correct, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except to the extent where the failure of any such representations and warranties referred to in clause (B) to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Seller or the Subject Business, and (ii) the representations and warranties of Seller set forth in Article III shall be true and correct in all material respects, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date).

(b)           Performance of Obligations of Seller.  Seller shall have performed, or complied with, in all material respects, all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing Date.

(c)           Officer’s Certificate.  The Buyer shall have received an officer’s certificate duly executed by the Chief Executive Officer of Seller to the effect that the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied.

(d)           Consents Obtained.  The Buyer shall have received evidence, in form and substance reasonably satisfactory to it, that the consents, waivers, approvals, authorizations or orders required to be obtained, and all filings to be made, by Seller shall have been obtained and made by Seller.

(e)           Material Adverse Change.  Since the date hereof, there shall have been no change, occurrence or circumstance in the business, results of operations or financial condition

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of Seller or the Subject Business having or reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Seller or the Subject Business.

(f)            Other Deliveries.  The Buyer shall have received such other certificates and instruments (including certificates of good standing of Seller in its jurisdiction of organization and the various foreign jurisdictions in which it is qualified, certified charter documents, certificates as to the incumbency of officers and the adoption of authorizing resolutions) as it shall reasonably request in connection with the Closing.

6.3          Conditions to Obligations of Seller

(a)           Representations and Warranties.  (i) The representations and warranties of the Buyer (except for the representations and warranties set forth in Article IV) set forth herein (A) that are qualified as to Material Adverse Effect shall be true and correct and (B) that are not so qualified as to Material Adverse Effect shall be true and correct, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except to the extent where the failure of any such representations and warranties referred to in clause (B) to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Buyer, and (ii) the representations and warranties of the Buyer set forth in Article IV shall be true and correct in all material respects, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date).

(b)           Performance of Obligations of the Buyer.  The Buyer shall have performed, or complied with, in all material respects, all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing Date.

(c)           Compliance Certificate.  Seller shall have received an officer’s certificate duly executed by the Chief Executive Officer of the Buyer to the effect that each of the condition set forth in Section 6.3(a) and Section 6.3(b) have been satisfied.

(d)           Other Deliveries.  Seller shall have received such other certificates and instruments (including certificates of good standing of Buyer in its jurisdiction of organization, certificates as to the incumbency of officers and the adoption of authorizing resolutions) as it shall reasonably request in connection with the Closing.

ARTICLE VII

Closing Deliveries

7.1          Seller’s Deliveries at Closing

At the Closing, Seller shall deliver to Buyer the following:

(a)           The Warrant;

(b)           The General Assignment;

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(c)           The Patent Assignment;

(d)           The Trademark Assignment;

(e)           The Copyright Assignment;

(f)            The Third Party IP Licensor Consent and Waiver;

(g)           The Landlord Consent and Waiver (subject to Section 2.12(b));

(h)           The Noncompetition Agreement;

(i)            All material consents and approvals by third-parties to the assignment of the applicable Purchased Contracts, including those set forth on Schedule 3.19, all on terms and conditions no less favorable to Seller than those in existence as of the date hereof;

(j)            All material authorizations and approvals received and other Governmental Permits received in connection with the transfer of the Subject Business and the Purchased Assets to Buyer and the consummation of the transactions contemplated hereby;

(k)           Releases of all Liens affecting or applicable to the Subject Business or any of the Purchased Assets;

(l)            Possession of all of the Purchased Assets;

(m)          Certified copies of the Certificate of Incorporation and By-laws of Seller and the resolutions of Seller’s board of directors authorizing the execution, delivery and performance of this Agreement, the Warrant and the other Transaction Documents and approving the consummation of the transactions contemplated hereby and thereby;

(n)           Certificate of the Secretary of State of Delaware stating that Seller is in good standing; and

(o)           Such other documents or instruments as Buyer may reasonably request to effect the transactions contemplated hereby.

7.2          Buyer’s Deliveries at Closing

At the Closing, Buyer shall deliver to Seller the following:

(a)           The Closing Cash Payment as set forth in Section 2.4 hereof;

(b)           The Buyer Note;

(c)           The Parent Guaranty;

(d)           The SilkRoad Guaranty;

(e)           The General Assignment;

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(f)            Certified resolutions of Buyer’s board of directors authorizing the execution, delivery and performance of this Agreement, the Warrant and the other Transaction Documents and approving the consummation of the transactions contemplated hereby and thereby;

(g)           The Landlord Consent and Waiver (subject to Section 2.12(b)); and

(h)           Such other documents or instruments as Seller may reasonably request to effect the transactions contemplated hereby.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

8.1          Termination

(a)           by mutual written consent of the Buyer and Seller, if the Board of Directors of each so determines;

(b)           by written notice of either the Buyer or Seller (as authorized by the Board of Directors of the Buyer or Seller, as applicable):

(i)            if the Closing shall not have been consummated by January 31, 2010 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any party whose failure to comply with any provision of this Agreement has been the cause of, or resulted in, the failure of the transactions contemplated hereby to be consummated by such date; or

(ii)           if a Governmental Authority of competent jurisdiction shall have issued an order, decree or ruling or taken any other action (including the failure to have taken an action), in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Closing, which order, decree, ruling or other action is final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to any party whose failure to comply with any provision of this Agreement has been the cause of, or resulted in, such action;

(c)           by the Buyer (as authorized by its Board of Directors) upon a breach of any representation, warranty, covenant or agreement of Seller set forth in this Agreement, if (i) as a result of such breach, the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach and (ii) such breach shall be incapable of being cured or shall not have been cured in all material respects within 20 Business Days after written notice thereof shall have been received by Seller;

(d)           by Seller (as authorized by its Board of Directors) upon a breach of any representation, warranty, covenant or agreement of the Buyer set forth in this Agreement, if (i) as a result of such breach, the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach and (ii) such breach shall be incapable of being cured or

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shall not have been cured in all material respects within 20 Business Days after written notice thereof shall have been received by the Buyer;

(e)           by the Buyer (as authorized by its Board of Directors), at any time prior to Seller Stockholder Approval, if Seller, the Seller Board of Directors or any committee thereof, for any reason, shall have (i) failed to include in the Proxy Statement distributed to the Seller Stockholders its recommendation in favor of approval of the transaction contemplated by this Agreement, (ii) effected a Change of Recommendation, or (iii) approved or recommended any Alternative Transaction; or

(f)            by the Buyer, if the Seller Stockholder Approval shall not have been obtained at the Seller Stockholders’ Meeting, or at any adjournment or postponement thereof on or prior to the Outside Date.

8.2          Effect of Termination.  In the event of termination of this Agreement as provided in Section 8.1 hereof, this Agreement shall forthwith become void and there shall be no liability on the part of any of the parties, except (i) as set forth in Section 5.4(b), Section 5.7, this Section 8.2 and Section 8.3, as well as Article IX to the extent applicable to such surviving sections, each of which shall survive termination of this Agreement, and (ii) that nothing herein shall relieve any party from any further liability for any willful breach of this Agreement.  No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, all of which obligations shall survive termination of this Agreement in accordance with their terms.

8.3          Payments

(a)           Payment by the Buyer.  In the event that this Agreement is terminated by Seller pursuant to Section 8.1(b)(i) or Section 8.1(d), the Buyer shall promptly, but in no event later than five (5) Business Days after the date of such termination, pay Seller the Termination Fee.

(b)           Payment by Seller.  In the event that this Agreement is terminated by the Buyer pursuant to Section 8.1(b)(i), Section 8.1(c), Section 8.1(e) or Section 8.1(f), Seller shall promptly, but in no event later than ten Business Days after the date of such termination, pay the Buyer the Termination Fee.

(c)           Interest and Costs; Other Remedies.  All payments under this Section 8.3 shall be made by wire transfer of immediately available funds to an account designated by the party to receive payment.  Each of the Buyer and Seller acknowledges that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the other party hereto would not enter into this Agreement.  Accordingly, if the Buyer or Seller, as the case may be, fails to pay in a timely manner the amounts due pursuant to this Section 8.3 and, in order to obtain such payment, the other party hereto makes a claim that results in a judgment against the party failing to pay for the amounts set forth in this Section 8.3, the party so failing to pay shall pay to the other party its reasonable costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the amounts set forth in this Section 8.3 at the Prime

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Rate on the date such payment was required to be made.  Payment of the fees described in this Section 8.3 shall be in lieu of damages incurred under this Agreement.

ARTICLE IX

INDEMNIFICATION AND RELATED MATTERS

9.1          Survival; Risk Allocation

(a)           All representations, warranties, covenants and agreements set forth in this Agreement, the other Transaction Documents or in any writing or certificate delivered in connection with this Agreement or the transactions contemplated by this Agreement shall survive the Closing Date. Notwithstanding the foregoing, no Party shall be entitled to recover for any Loss pursuant to Section 9.2(a)(i) or Section 9.2(b)(i), unless written notice of a claim thereof is delivered to the other Party prior to the Applicable Limitation Date. For purposes of this Agreement, the term “Applicable Limitation Date” shall mean the eighteen month anniversary of the Closing Date; provided, however, that the Applicable Limitation Date with respect to the following Losses shall be as follows: (i) with respect to any Loss arising from or related to a breach of the representations and warranties of Seller set forth in Section 3.9 (Taxes), the Applicable Limitation Date shall be the 60th day after expiration of the applicable statute of limitations (including any extensions thereto to the extent that such statute of limitations may be tolled), (ii) with respect to any Loss arising from or related to a breach of the representations and warranties of Seller set forth in Section 3.1 (Organization and Corporate Power), Section 3.2 (Authorization of Transactions), and Section 3.8 (Title to Properties), there shall be no Applicable Limitation Date (i.e., such representations and warranties shall survive forever). Following the Closing, the exclusive remedy pursuant to this Agreement and the transactions contemplated hereby based upon the survival of such representations and warranties will be the rights to indemnification, payment of Losses and other remedies provided under this Article IX.

(b)           Notwithstanding anything in this Article IX to the contrary, in the event any Party to this Agreement perpetrates a fraud on another Party hereto, any Party that suffers any Loss by reason thereof shall be entitled to seek recovery therefor against the Person or Persons who perpetrated such fraud without regard to any limitation set forth in this Agreement (whether a temporal limitation, a dollar limitation or otherwise).

(c)           The representations, warranties, covenants and agreements made herein, as modified by the Schedules, together with the indemnification provisions herein, are intended among other things to allocate the economic cost and the risks inherent in the transactions contemplated hereby between the Parties and, accordingly, a Party shall be entitled to the indemnification or other remedies provided in this Agreement by reason of any breach of any such representation, warranty, covenant or agreement, as modified by the Schedules, by another Party, notwithstanding whether any employee, representative or agent of the Party seeking to enforce a remedy knew or had reason to know of such breach and regardless of any investigation by such Party.

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9.2          Indemnification

(a)           Subject to each of the limitations set forth in this Article IX, Seller shall indemnify Buyer and its officers, directors, employees, agents, representatives, successors and permitted assigns (collectively, the “Buyer Parties”) and hold each of them harmless from and against and pay on behalf of or reimburse such Buyer Parties in respect of any loss (including diminution in value), Liability, demand, claim, action, cause of action, cost, damage, deficiency, Tax, penalty, fine or expense, whether or not arising out of third-party claims (including, without limitation, interest, penalties, reasonable attorneys’, accountants’ and other professionals’ fees and expenses, court costs and all amounts paid in investigation, defense or settlement of any of the foregoing) but specifically excluding any consequential or punitive damages (other than consequential or punitive damages assessed in connection with claims brought by third-parties) (collectively, “Losses” and individually, a “Loss”) which any such Buyer Party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

(i)            any breach of any representation or warranty made by Seller contained in this Agreement or the Transaction Documents;

(ii)           the breach of any covenant or agreement made by Seller contained in the Transaction Documents;

(iii)          any claim for payment of fees or expenses as a broker or finder in connection with the origin, negotiation or execution of this Agreement or the other Transaction Documents or the consummation of the transactions contemplated hereby based upon any alleged agreement, arrangement or understanding between the claimant and Seller or any of its stockholders, agents or representatives;

(iv)          the assertion against any Buyer Party of any Liability relating to any Excluded Liability; or

(v)           Seller’s ownership, operation or use of the Purchased Assets and the Subject Business prior to the Closing Date (except for any Assumed Liabilities).

(b)           Subject to each of the limitations set forth in this Article IX, Buyer shall indemnify Seller and its officers, directors, employees, agents, representatives, successors and permitted assigns (collectively, the “Seller Parties”) and hold each of them harmless from and against and pay on behalf of or reimburse Seller Parties in respect of any Loss which any such Seller Party may suffer, sustain or become subject to, as the result of, in connection with, relating or incidental to or by virtue of:

(i)            any breach of any representation or warranty made by Buyer contained in this Agreement or the Transaction Documents;

(ii)           the breach of any covenant or agreement made by Buyer contained in this Agreement or the Transaction Documents;

(iii)          any claim for payment of fees or expenses as a broker or finder in connection with the origin, negotiation or execution of this Agreement or the other Transaction Documents or the consummation of the transactions contemplated hereby based upon any

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alleged agreement, arrangement or understanding between the claimant and Buyer, or any of its agents or representatives;

(iv)                              the assertion against any Seller Party of any Liability relating to an Assumed Liability; or

(v)                                 Buyer’s ownership, operation or use of the Purchased Assets and the Subject Business from and after the Closing Date.

(c)                                  The indemnification provided for in Sections 9.2(a) and 9.2(b) above is subject to the following limitations:

(i)                                     No Party shall be liable hereunder with respect to claims referred to in Section 9.2(a)(i) or Section 9.2(b)(i) above, unless the other Party gives written notice thereof within the Applicable Limitation Date. Notwithstanding any implication to the contrary contained in this Agreement, so long as a Party delivers written notice of a claim no later than the Applicable Limitation Date, the other Party shall be required to indemnify hereunder for all Losses that such Parties may incur (subject to the Basket and the Cap, if applicable) in respect of the matters that are the subject of such claim, regardless of when incurred.

(ii)                                  Notwithstanding anything contained in this Agreement to the contrary (but subject to the remainder of this Section 9.2(c)(ii)), no Indemnifying Party shall be liable to the Buyer Parties or Seller Parties, as the case may be, (A) for any Loss arising under Section 9.2(a)(i) or Section 9.2(b)(i) above, unless the aggregate amount of all Losses incurred by the Buyer Parties or Seller Parties, as applicable, exceeds $75,000 (the “Basket”), in which case, subject to the Cap (as defined below), such Indemnifying Party shall be liable for all such Losses in excess of such amount, (B) for any Loss arising under Section 9.2(a)(i) or Section 9.2(b)(i) to the extent that the aggregate amount of all such Losses exceeds $2,200,000 (the “Cap”), or (C) for consequential damages, punitive or exemplary damages, special damages, lost profits or incidental damages.  Notwithstanding anything contained in this Agreement to the contrary, the Basket and the Cap shall not apply with respect to any Loss arising from or related to a breach of (x) any covenants of any Party or (y) the representations and warranties set forth in Section 3.1 (Organization and Corporate Power), Section 3.2 (Authorization of Transactions), Section 3.9 (Taxes), and Section 3.8 (Title to Properties).

(iii)                               In determining the amount of the Basket and any Losses for which a Party is entitled to assert a claim for indemnification hereunder, such amounts shall be determined after deducting therefrom the amount of any insurance proceeds (after giving effect to any applicable deductible or retention) and other third party recoveries in respect of such Losses.  The Parties shall use reasonable efforts to mitigate the amount of Losses for which it may be entitled to indemnification hereunder.

(d)                                 If a Party seeks indemnification under this Article IX, such Party (the “Indemnified Party”) shall give written notice to the other Party (the “Indemnifying Party”) promptly after receiving written notice of any action, lawsuit, proceeding, investigation or other claim against it (if by a third-party) or discovering the Liability, obligation or facts giving rise to such claim for indemnification, describing the claim, the amount thereof (if known and

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quantifiable), and the basis thereof; provided, however, that the failure to so notify the Indemnifying Party promptly shall not relieve the Indemnifying Party of its Liabilities hereunder except to the extent such failure shall have materially prejudiced the Indemnifying Party. In that regard, if any action, lawsuit, proceeding, investigation or other claim shall be brought or asserted by any third-party that, if adversely determined, would entitle the Indemnified Party to indemnity pursuant to Article IX, the Indemnifying Party shall be entitled to control the defense of such action, lawsuit, proceeding, investigation or other claim giving rise to the Indemnified Party’s claim for indemnification at the Indemnifying Party’s expense, and at the Indemnifying Party’s option (subject to the limitations set forth below) shall be entitled to appoint lead counsel of such defense with a reputable counsel reasonably acceptable to the Indemnified Party; provided, however, that, in the event that the Indemnifying Party elects to control such defense, such Party shall be deemed to have agreed to be fully responsible (with no reservation of rights) for all Losses relating to such claims, subject to the limitations set forth in Section 9.2(c)(ii).

Notwithstanding any provision contained herein to the contrary, the Indemnifying Party shall not have the right to assume control of such defense and shall pay the reasonable fees and expenses of counsel retained by the Indemnified Party, if the claim over which the Indemnifying Party seeks to assume control (i) seeks non-monetary relief, (ii) involves criminal or quasi-criminal allegations, (iii) involves a claim to which the Indemnified Party reasonably believes an adverse determination would have a material and adverse effect on the Indemnified Party’s reputation or future business prospects, (iv) involves a claim that, upon petition by the Indemnified Party, the appropriate court rules that the Indemnifying Party failed or is failing to vigorously prosecute or defend or (v) involves a claim that is reasonably expected to result in Liability to the Indemnified Party in excess of the Cap.

The foregoing paragraph shall not apply to any third-party claim that relates to any Excluded Liabilities or Excluded Assets, over which Seller shall have exclusive control, including the right to control the defense or settlement of any such claim; provided, however, that the Buyer Parties shall be entitled to participate in the defense of any such third-party claim to the extent reasonably required to protect such Buyer Parties’ interests.

If the Indemnifying Party exercises the right to control the defense of any third-party claim as provided above, then the Indemnified Party shall have the right to employ its own counsel in any such action and to participate in the defense thereof at its own expense, unless the Indemnifying Party has specifically authorized the employment of such counsel in writing, in which case the fees and expenses of such counsel shall be borne by the Indemnifying Party. Similarly, if the Indemnified Party controls the defense of any such claim, then the Indemnifying Party shall have the right to employ its own counsel in any such action and to participate in the defense thereof at its own expense. If the Indemnified Party determines in its reasonable discretion that there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party.

In the event that the Indemnifying Party exercises the right to control the defense of any third-party claim as provided above, then the Indemnified Party shall cooperate with the Indemnifying Party in such defense. Similarly, in the event that the Indemnified Party is, directly or indirectly,

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controlling the defense of any such claim, then the Indemnifying Party shall cooperate with the Indemnified Party in such defense. The Indemnifying Party shall obtain the prior written consent of the Indemnified Party before entering into any settlement of a claim or ceasing to defend such claim, if such settlement or cessation (i) involves the imposition of an injunction or other equitable relief on the Indemnified Party, (ii) does not expressly unconditionally release the Indemnified Party from all Liabilities with respect to such claim and all other claims arising out of the same or similar facts and circumstances, with prejudice, or (iii) could adversely affect any Tax or other Liability of Buyer or any Buyer Parties.

(e)                                  Amounts paid to or on behalf of any Party as indemnification under this Agreement shall be treated as adjustments to the Purchase Price.

(f)                                    If and to the extent any provision of this Article IX is unenforceable for any reason, the Indemnifying Party hereby agrees to make the maximum contribution to the payment and satisfaction of any Loss for which indemnification is provided for in this Section 9.2 that is permissible under applicable legal requirements.

(g)                                 Subject to Section 9.1(b), from and after the Closing, the indemnification provided pursuant to this Article IX shall be the sole and exclusive remedy hereto for any Loss resulting from, with respect to or arising out of any breach or claim in connection with this Agreement, any Exhibit or Schedule hereto or any certificate or writing delivered in connection with this Agreement, regardless of the cause of action. Notwithstanding the foregoing, nothing contained in this Agreement shall limit a Party’s right to pursue equitable remedies, including, without limitation, injunctive relief and specific performance.

(h)                                 No Indemnifying Party shall in any event be liable to the Buyer Parties or Seller Parties, as applicable, on account of any indemnification obligation set forth in this Article IX for any such Person’s own punitive or exemplary damages; provided, however, that nothing herein shall relieve any Indemnifying Party of its obligation to provide indemnification under this Article IX for all components of awards against the Buyer Parties or Seller Parties, as applicable, in third-party claims, including punitive or exemplary damages.

(i)                                     Notwithstanding the fact that any Party may have the right to assert claims for indemnification under or in respect of more than one provision of this Agreement or another agreement entered into in connection herewith in respect of any fact, event, condition or circumstance, no Party shall be entitled to recover the amount of any Losses suffered by such Party more than once under all such agreements in respect of such fact, event, condition or circumstance.

ARTICLE X

MISCELLANEOUS

10.1                        Amendment

This Agreement may not be amended or modified, except (a) by an instrument in writing signed by or on behalf of Buyer and Seller or (b) by a waiver in accordance with Section 10.2.

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10.2                        Waiver

Any Party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracy in the representations and warranties of another Party contained herein or in any document delivered by such Party pursuant hereto or (c) waive compliance with any agreement of another Party or condition to another Party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in a writing executed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a wavier of any subsequent breach or waiver of the same term or condition or as a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights under this Section 10.2 shall not constitute a waiver of any of such rights. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Party under or by reason of this Agreement. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.3                        Notices

All notices, claims, demands and other communications given or delivered under this Agreement shall be in writing and shall be deemed to have been duly made or given when personally delivered, delivered by receipted express courier service, or via facsimile with a copy delivered by receipted express courier service to the respective Parties at the following addresses (or such other address for a Party as shall be specified in a notice given in accordance with this Section 10.3):

If to Seller:	with a copy to:

(prior to the Closing)

BIO-key International, Inc.	Choate Hall & Stewart LLP
300 Nickerson Road	Two International Place
Marlborough, MA 01752	Boston, MA 02110
Facsimile: (308) 801-1819	Facsimile: (617) 248-4000
Attention: President	Attention: Charles J. Johnson, Esq.

(after the Closing)

BIO-key International, Inc.
3349 Highway 138
Building D, Suite B
Wall, NJ 07719
Attention: President

If to Buyer:	with a copy to:

InterAct911 Systems	McDermott Will & Emery LLP
102 W 3rd St., Ste 750	227 West Monroe Street

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Winston-Salem, NC 27101	Chicago, Illinois 60606-5096
Attention: President	Facsimile: (312) 984-7700
Attention: Robert A. Schreck, Jr., P.C.

10.4                        Binding Agreement; Assignment

This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by operation of law or otherwise without the prior written consent of Seller and Buyer. Notwithstanding anything to the contrary in this Section 10.4, without the consent of any Party, Buyer and its permitted assigns may at any time, in their sole discretion, assign, in whole or in part, their rights hereunder to one or more third-parties (provided that no such assignment shall release Buyer from its obligations hereunder).

10.5                        Severability

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, and all other terms of this Agreement shall remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.

10.6                        Construction

The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Person.  The word “including” shall mean including, without limitation, regardless of whether such words are included in some contexts but not others.

10.7                        Captions

The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no caption had been used in this Agreement.

10.8                        Entire Agreement

The Schedules identified in this Agreement are incorporated herein by reference.  This Agreement and the documents referred to herein contain the entire agreement between the Parties and supersede any prior understandings, agreements or representations by or between the Parties, written or oral, which may have related to the subject matter hereof in any way, including the Letter of Intent.

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10.9                        Counterparts

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

10.10                 Governing Law

All question concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts executed in and to be performed in that State.

10.11                 Parties in Interest

Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Parties and their respective successors and assigns any rights or remedies under or by virtue of this Agreement.

10.12                 Consent to Jurisdiction

THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT SHALL PROPERLY AND EXCLUSIVELY LIE IN ANY FEDERAL OR STATE COURT LOCATED IN SUFFOLK COUNTY, BOSTON, MASSACHUSETTS. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION.

* *  * *

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an officer thereunto duly authorized, all as of the day and year first above written.

BUYER:		SELLER:
InterAct911 Mobile Systems, Inc.		BIO-key International, Inc.

By:	/s/ Andrew J. Filipowski	By:	/s/ Thomas J. Colatosti
Andrew J. Filipowski Chairman			Thomas J. Colatosti Chairman

[Signature Page to Asset Purchase Agreement]

Annex B

Kaufman Bros., L.P.
800 Third Avenue, 30th Floor
New York, NY 10022
tel 212.292.8100

PRIVILEGED AND CONFIDENTIAL

August 13, 2009

The Board of Directors
BIO-key International, Inc.
3349 Highway 138

Building D Suite B

Wall, New Jersey 07719

Members of the Board:

We understand that BIO-key International, Inc., a Delaware corporation (the “Seller”), and InterAct911 Mobile Systems, Inc., a Delaware corporation (the “Buyer”), propose to enter into an Asset Purchase Agreement (the “Agreement”), pursuant to which the Buyer will acquire substantially all of the assets relating to Seller’s Law Enforcement Division (the “LE Division” or “Purchased Assets”) and the Seller will issue to Buyer a warrant to purchase capital stock of Seller (the “Warrant”) (the “Purchase”).  The total aggregate purchase price payable by Buyer for the Purchase (the “Purchase Price”), will be $11,000,000 payable upon the terms and conditions set forth in the executed Agreement.  The Purchase Price will be payable as full and complete consideration for the purchase of the Seller’s LE Division.  The terms and conditions of the Purchase and Warrant will be more fully set forth in the Agreement.

You have asked for our opinion as to whether the Purchase Price to be received by the shareholders of Seller pursuant to the Agreement is fair, from a financial point of view, to such shareholders.

In arriving at our opinion, we have, among other things:

(i)           reviewed an unexecuted draft of the Agreement dated August 12, 2009;

(ii)          reviewed certain information furnished to us by the Seller’s management, including financial forecasts and analyses, relating to the business, operations and prospects of the Purchased Assets;

(iii)         held discussions with members of senior management of the Seller concerning the matters described in clauses (i) and (ii) above and certain other matters we believed necessary or appropriate to our inquiry;

(iv)         compared the results of operations of the Purchased Assets with that of certain publicly traded companies which we deemed to be reasonably similar to the Purchased Assets;

(v)          compared the proposed financial terms of the Purchase with the financial terms of certain other transactions that we deemed relevant; and

(vi)         conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by the Seller or that was publicly available to us (including, without limitation, the information described above), or that was otherwise reviewed by us.  In our review, we did not obtain any independent evaluation or appraisal of any of the assets or liabilities of, nor did we conduct a physical inspection or appraisal of any of the properties, assets or facilities of the Seller, nor have we been furnished with any such evaluations or appraisals of such physical inspections, nor do we assume any responsibility to obtain any such evaluations or appraisals.

With respect to the financial forecasts provided to and examined by us, we note that projecting future results of any company is inherently subject to uncertainty.  The Seller’s management has informed us, however, and we have assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Seller as to the future financial performance of the Purchased Assets.  We express no opinion as to the Seller’s financial forecasts or the assumptions on which they are made.

Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof.  We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

We have made no independent investigation of any legal or accounting matters affecting the Seller, and we have assumed the correctness in all respects material to our analysis of all legal and accounting advice given to the Seller and its Board of Directors, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Agreement to the Seller and its shareholders.  We have assumed that the Purchase contemplated by the Agreement will be consummated as described in the Agreement and that the final form of the Agreement will be substantially similar to the last unexecuted draft we reviewed (referenced above).

It is understood that our opinion is for the use and benefit of the Board of Directors of the Seller in its consideration of the Purchase, and our opinion does not address the relative merits of the transactions contemplated by the Agreement, nor does it address the underlying business decision by the Seller to engage in the Purchase or the terms of the Agreement or the documents referred to therein.  Our opinion does not constitute a recommendation as to how any holder of shares of Common Stock should vote on the Purchase or any matter related thereto.  In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Seller, other than the shareholders receiving the Purchase Price.

We will receive fees from the Seller for the delivery of this opinion.  Seller has agreed to pay us advisory fees contingent upon the closing of a transaction based on financial advisory services provided over an extended period of time.  We also will be reimbursed by the Seller for all of our out-of-pocket expenses incurred by us in connection with the delivery of this opinion.  The Seller has agreed to indemnify us against liabilities related to, arising out of or in connection with the services rendered and to be rendered by us under such engagement.  In the ordinary course of our business, we and our affiliates may trade or hold securities of the Seller and/or its affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities.  In addition, we may seek to, in the future, provide financial advisory and financing services to the Seller or entities that are affiliated with the Seller, for which we would expect to receive compensation.

This letter is provided to the Board of Directors of the Seller in connection with and for the purposes of its evaluation of the Purchase.  This opinion has been approved by our fairness opinion committee.  This opinion does not constitute a recommendation to any shareholder of the Seller as to how such shareholder should vote with respect to the Purchase or any other matter.  Except as otherwise expressly provided in our engagement letter with the Seller, this opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Purchase Price to be received by the shareholders of the Seller, pursuant to the Agreement, is fair, from a financial point of view, to such shareholders.

Sincerely,

KAUFMAN BROS., L.P.

Annex C

INTERACT911 MOBILE SYSTEMS, INC.

GUARANTEED SECURED PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER ANY OTHER APPLICABLE SECURITIES LAWS.  THIS NOTE MAY NOT BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE MAKER IS SATISFIED THAT SUCH DISPOSITION DOES NOT VIOLATE APPLICABLE SECURITIES LAWS.  ANY TRANSFEREE OF THIS NOTE SHALL BE BOUND BY THE PROVISIONS OF THE ASSET PURCHASE AGREEMENT, DATED AUGUST       , 2009, AMONG MAKER AND PAYEE, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF MAKER.

$4,000,000	, 2009
Winston-Salem, North Carolina

FOR VALUE RECEIVED, the undersigned, InterAct911 Mobile Systems, Inc., a Delaware corporation (“Maker”), promises to pay to the order of BIO-key International, Inc., a Delaware corporation (“Payee”), its successors and assigns, the principal sum of Four Million Dollars ($4,000,000) in three annual installments, as follows:  (1) One Million Three Hundred Thirty-Four Thousand Dollars ($1,334,000) on the first anniversary of the date hereof, (2) One Million Three Hundred Thirty-Three Thousand Dollars ($1,333,000) on the second anniversary of the date hereof, and (3) One Million Three Hundred Thirty-Three Thousand Dollars ($1,333,000) on the third anniversary of the date hereof, together with interest from the date hereof on the principal sum from time to time outstanding at the rate provided for below.

The principal amount of this Note shall bear interest at a rate per annum equal to six percent (6%), compounded annually.  Interest shall be payable quarterly in arrears in cash on January     , April     , July      and October      of each year, commencing January    , 2010.  All payments hereunder shall be applied first to accrued interest and then to the unpaid principal balance hereof in the inverse order of maturity.

This Note may be prepaid in whole or in part at any time without premium or penalty.  Partial prepayments shall be applied to unpaid installments of principal to become due hereunder in the inverse order of their maturity.  All amounts not paid when due under this Note shall bear interest until paid at a rate of twelve percent (12%) per year or the maximum rate allowed by law, whichever is less.  Such interest shall be immediately due and payable.

This Note is issued pursuant to, and is entitled to the benefits of and subject to the terms and provisions of, that certain Asset Purchase Agreement, dated as of August     , 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Asset Purchase Agreement”) by and between Maker and Payee.  All capitalized terms used herein without definition shall have the meanings given to them in the Asset Purchase Agreement.  This Note is secured by the IP Security Agreement.

For purposes of this Note, an “Event of Default” shall be deemed to have occurred if:

(a)           Maker shall fail to pay any installment of principal or interest due to Payee hereunder within three (3) Business Days of the date due;

(b)           a Change of Control occurs;

(c)           Maker shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make a general assignment for the benefit of creditors, (iv) apply for, seek, consent to or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any action authorizing of any matter described in parts (c)(i) through (c)(v) above, or (vii) fail to contest in good faith any appointment or proceeding described in part (d) below;

(d)           a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for Maker, or any substantial part of any of its property, or a proceeding described in part (c)(v) above shall be instituted against Maker;

(e)           Maker shall be dissolved or liquidated;

(f)            Maker shall complete an underwritten public offering of its securities under the Securities Act of 1933, as amended;

(g)           Maker shall receive proceeds from equity capital financings after the date hereof that collectively exceed Twenty Million Dollars ($20,000,000); or

(h)           this Note or any of the documents contemplated hereby shall for any reason not be or shall cease to be in full force and effect or are declared to be null and void, or the Note shall for any reason fail to create a valid and perfected first priority lien in favor of the Payee in the Collateral (as defined in the IP Security Agreement) purported to be covered by the IP Security Agreement except as expressly permitted by the terms thereof, or Maker takes any action for the purpose of terminating, repudiating or rescinding the Note or any document executed in connection herewith by it or any of its obligations hereunder or thereunder.

As used herein, “Change of Control” means (i) any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction (A) in which Maker is a constituent corporation, (B) in which a Person or “group” (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 50% of the outstanding voting securities of Maker, or (C) in which Maker issues securities representing more than 50% of the outstanding securities of any class of voting securities of Maker or (ii) any sale, lease, exchange, transfer, license, acquisition

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or disposition of any assets that constitute more than 50% of the assets of Maker on a consolidated basis.

Upon the occurrence of an Event of Default, Payee may, at its option, upon written notice to Maker, declare the entire amount of unpaid principal of this Note, together with any accrued and unpaid interest thereon, immediately due and payable; provided, that if an Event of Default of the type described in parts (b), (c) or (d) above has occurred, the entire amount of unpaid principal of this Note, together with any accrued and unpaid interest thereon, shall become immediately due and payable without any action on the part of Payee, and Maker shall immediately pay to Payee all amounts due and payable with respect to such outstanding principal amount, together with all accrued interest thereon.  No remedy herein conferred upon Payee is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

If this Note is not paid at maturity, whether by acceleration or otherwise, Maker shall pay all costs and expenses of collection and enforcement, including court costs and reasonable attorneys’ fees.

Payments of principal and interest on this Note shall be made in such coin or currency of the United States of America as of the time of payment shall be legal tender for public and private debts and shall be made to Payee at 33349 Highway 138, Wall, New Jersey 07719 or at such other place as the holder hereof may from time to time in writing direct.

All notices, claims, demands and other communications given or delivered under this Note shall be in writing and shall be delivered in accordance with the Asset Purchase Agreement.

This Note may not be negotiated, transferred, pledged or assigned by Payee without the written consent of Maker, which consent shall not be unreasonably withheld or delayed.

Each party signing or endorsing this Note waives presentment, demand, protest, notice of dishonor and all other demands and notices in connection with the delivery acceptance, performance or enforcement of this Note to the extent permitted by applicable law.

Upon receipt of evidence satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory to the Maker, or in case of such mutilation, upon surrender and cancellation of this Note, the Maker will issue a new note, of like tenor, in lieu, and dated the date, of such lost, stolen, destroyed or mutilated Note.

This Note shall be governed by the laws of the State of Delaware.

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IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the date first written above.

InterAct911 Mobile Systems, Inc.

By:
President

ATTEST:

Secretary

GUARANTY

FOR VALUE RECEIVED, each of InterAct911 Corporation, a Delaware corporation, and SilkRoad Equity LLC, a Delaware limited liability company (each a “Guarantor”), hereby irrevocably and unconditionally guarantees to the holder of the Note upon which this Guaranty is endorsed, the due and punctual payment of the principal of and interest (including any additional interest required to be paid according to the terms of said Note) on this Note as well as all costs and expenses of collection and enforcement, when and as the same shall become due and payable, all in accordance with the terms of the Note.

Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Note; the absence of any action to enforce the same; any waiver or consent by the holder of the Note with respect to any provisions thereof; any dispute, claim, counterclaim, defense or other right which the Guarantor may have to assert against the Payee; or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.  Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Maker, any right to require a proceeding first against the Maker, protest, notice and all demands whatsoever and covenants that this Guaranty will not be discharged, except by complete performance of the obligations contained in the Note and in this Guaranty.

Each Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guaranty to constitute the same, the valid, binding and enforceable obligation of the Guarantor have been done and performed in due compliance with all applicable laws.  This Guaranty shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be executed as of the          day of                         , 2009 in its name by a person thereunto duly authorized.

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InterAct911 Corporation

By:
ATTEST:

Secretary

SilkRoad Equity, LLC

By:
ATTEST:

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Annex D

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BIO-KEY INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase up to 8,000,000 Shares of Common Stock of
BIO-key International, Inc.
(subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No.	Issue Date: , 2009

BIO-KEY INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware (“BIO-key”), hereby certifies that, for value received, SILKROAD EQUITY, LLC, or assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business the fifth anniversary of the date hereof (the “Expiration Date”), up to Eight Million (8,000,000) fully paid and nonassessable shares (the “Initial Number” of Warrant Shares) of Common Stock (as defined below) at the applicable Exercise Price per share (as defined below).  The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)           The term “Company” shall include BIO-key and any corporation which shall succeed, or assume the obligations of, BIO-key hereunder.

(b)           The term “Common Stock” includes (i) the Company’s Common Stock, par value $0.0001 per share; and (ii) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)           The term “Other Securities” refers to any capital stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d)           The term “Exercise Price” means the Initial Price, as adjusted from time to time as provided herein.

(e)           The term “Initial Price” means $0.30 per share.

1.             Exercise of Warrant.

1.1           Number of Shares Issuable upon Exercise.  From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2           Company Acknowledgment.  The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

2.             Procedure for Exercise.

2.1           Delivery of Stock Certificates, Etc., on Exercise.  The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value (as defined below) of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.  For purposes hereof, the “Fair Market Value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a)           If the Company’s Common Stock is traded on the NYSE Amex Equities exchange or another national exchange or is quoted on the Global or Capital Market of The NASDAQ Stock Market, Inc.(“Nasdaq”), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

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(b)           If the Company’s Common Stock is not traded on the NYSE Amex Equities exchange or another national exchange or on the Nasdaq, but is traded on the FINRA OTC Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(c)           Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

(d)           If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s certificate of incorporation, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

2.2           Exercise.  Payment may be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer in an amount equal to the applicable aggregate Exercise Price for the number of shares of Common Stock specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

3.             Effect of Reorganization, Etc.

3.1           Reorganization, Consolidation, Merger, Etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2           Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be

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delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of the Warrant (the “Trustee”).

3.3           Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.  In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company’s securities and property (including cash, where applicable) receivable by the Holders of the Warrant will be delivered to Holder or the Trustee as contemplated by Section 3.2.

4.             Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant.  The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 9 hereof).

5.             Reservation of Stock Issuable on Exercise of Warrant.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

6.             Investment Representations.  In connection with the Holder’s acquisition of this Warrant, the Holder hereby represents and warrants to the Company as follows:

(a)           The Holder is acquiring this Warrant for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of this Warrant in violation of the Securities Act of 1933, as amended (the “Securities Act”), any rule or regulation under the Securities Act, or any state, foreign or other securities laws.

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(b)           The Holder acknowledges that an investment in this Warrant involves a high degree of risk.

(c)           The Holder is able to protect its own interest in the transactions contemplated hereby, can bear the economic risk of this investment (including possible complete loss of such investment) for an indefinite period of time and has such knowledge and experience in financial or business matters such that he is capable of evaluating the merits and risks of the investment in this Warrant.

(d)           The Holder understands that this Warrant has not been registered under the Securities Act or under the securities laws of any jurisdiction, by reason of reliance upon certain exemptions, and that the reliance of the Company on such exemptions is predicated upon the accuracy of the representations and warranties contained herein.

(e)           The Holder has had the opportunity to ask questions of and receive answers from representatives of the Company and to obtain additional information, documents and records relating to the Company, its business and the investment contemplated hereby.

(f)            The Holder understands that this Warrant is characterized as a “restricted security” under the federal securities laws inasmuch as it has been acquired in a transaction not involving a public offering and that under such laws and applicable regulations (and under other applicable securities laws) such Securities may not be transferred or resold without registration under the Securities Act or other applicable laws or pursuant to a valid exemption from registration under the Securities Act and such laws.  The Holder understands that the Company requires an opinion of counsel satisfactory to the Company that registration is not required as a condition to any transfer where this Warrant is not being registered.

(g)           The Holder understands that the Company will be under no obligation to register this Warrant under the Securities Act (or any other applicable securities laws).

(h)           The Holder is familiar with Securities and Exchange Commission Rule 144 and understands the resale limitations imposed thereby and by the Securities Act; and

(i)            The Holder is an “Accredited Investor” pursuant to Rule 501 of Regulation D under the Securities Act.

7.             Assignment; Exchange of Warrant.  This Warrant may not be transferred or assigned unless and until the $4,000,000 Guaranteed Secured Promissory Note, dated                 , 2009 issued by InterAct911 Mobile Systems, Inc. to BIO-key has been paid in full and cancelled.  Subject to the foregoing sentence and compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”) in whole or in part.  On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor’s counsel (at the Company’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, and with payment by the Transferor of any applicable transfer taxes) will issue and deliver

5

to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8.             Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.             Warrant Agent.  The Company may, by written notice to the each Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

10.           Transfer on the Company’s Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11.           Notices, Etc.  All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

12.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of Delaware without regard to principles of conflicts of laws.  The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.  In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

6

IN WITNESS WHEREOF, each of the undersigned has executed this Warrant as of the date first written above.

BIO-KEY INTERNATIONAL, INC.

By:
Name:
Title:

Acknowledged and agreed:

SILKROAD EQUITY, LLC

By:
Name:
Title:

EXHIBIT A

FORM OF SUBSCRIPTION

(To Be Signed Only On Exercise Of Warrant)

TO:         BIO-key International, Inc.

Attention:              Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.        ), hereby irrevocably elects to purchase (check applicable box) shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $                       in lawful money of the United States.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to                                                                             whose address is                                                                                                                                                                                                                  .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)
Address:

A-1

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT

(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of BIO-key International, Inc.  into which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of BIO-key International, Inc.  with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)
Address:

SIGNED IN THE PRESENCE OF:

(Name)

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)

B-1

PROXY

BIO-KEY INTERNATIONAL, INC.

3349 Highway 138, Building D, Suite B
Wall, NJ  07719

Proxy Solicited by the Board of Directors
of BIO-key International, Inc.
for the Special Meeting of Stockholders
to be held on [                              ]

The undersigned hereby appoints as proxies Thomas J. Colatosti, Michael W. DePasquale, and Charles J. Johnson, and each of them or such other persons as the Board of Directors of BIO-key International, Inc. (the “Company”) may designate, with full power of substitution. The undersigned hereby authorizes the above-appointed proxies to represent and to vote, as designated on the reverse side, all shares of common stock of the Company held of record by the undersigned on [                    ], 2009 at the Special Meeting of Stockholders to be held at [          ] a.m., on [                    ], [                                ] at the offices of Choate, Hall & Stewart LLP, located at Two International Place, Boston, Massachusetts, and any adjournments or postponements thereof.

This proxy when properly executed will be voted as directed. If no direction is given, the proxy will be voted FOR the proposal, and in accordance with the proxy holders’ discretion respecting any other matters as may properly come before the meeting. Please mark, date, sign and return this proxy card promptly.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held
on [                      ], 2009.  This Proxy Statement is available at http://[                          ].

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BIO-key International, Inc.

c/o StockTrans, Inc.

44 West Lancaster Avenue

Ardmore, PA 19003

☒  Please mark votes as in this example.

1.

For ☐	Against ☐	Abstain ☐

Mark here for address change and note at left ☐.

Mark here if you plan to attend the meeting ☐.

Signature

Signature

Date

Please sign this Proxy exactly as your name appears on this card. Joint owners should each sign personally. If you are signing as a representative of the named stockholder (e.g. as a trustee, corporate officer or other agent on behalf of a trust, corporation or other entity), you should indicate your title or the capacity in which you sign.

REVOCABLE PROXY
BIO-KEY INTERNATIONAL, INC.

Special Meeting of Stockholders of BIO-KEY INTERNATIONAL, INC.

The undersigned, revoking all prior proxies, hereby appoints [                                      ], and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of capital stock of BIO-key International, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the special meeting of stockholders of the Company to be held at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston, Massachusetts 02110 on [                          ], [                                ], at [          ] a.m. Eastern time and at all adjournments thereof, upon matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated [                              ], a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

Please be sure to sign and date	Date
this Proxy in the box below.

Stockholder sign above—Co-holder (if any) sign above

Please sign exactly as your name appears on your stock certificate.

When signing as an attorney, executor, administrator, trustee or guardian, please provide your full title as such. If a corporation, please sign in full corporate name by an authorized officer.

	For	Against	Abstain

1. To approve the sale of substantially all of the assets of BIO-Key International, Inc.’s Enforcement Division to InterAct911 Mobile Systems, Inc., pursuant to and on the terms set forth in an Asset Purchase Agreement dated as of August 13, 2009 by and between the Company and InterAct911 Mobile Systems, Inc.

	☐	☐	☐

	For	Against	Abstain

2. To grant discretionary authority to the BIO-key board of directors to adjourn or postpone the special meeting, even if a quorum is present, to solicit additional votes to approve the Asset Sale proposal, if necessary.

	☐	☐	☐

	For	Against	Abstain
3. To consider and transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.	☐	☐	☐

PLEASE CHECK IF YOU PLAN TO ATTEND THE SPECIAL MEETING ☐

The Board of Directors recommends a vote FOR the foregoing proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BIO-KEY INTERNATIONAL, INC.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF BIO-KEY INTERNATIONAL, INC.’S LAW ENFORCEMENT DIVISION TO INTERACT911 MOBILE SYSTEMS, INC., PURSUANT TO AND ON THE TERMS SET FORTH IN AN ASSET PURCHASE AGREEMENT DATED AS OF AUGUST 13, 2009, BY AND BETWEEN BIO-KEY INTERNATIONAL, INC. AND INTERACT911 MOBILE SYSTEMS, INC.; AND FOR THE GRANT OF DISCRETIONARY AUTHORITY TO THE BIO-KEY BOARD OF DIRECTORS TO ADJOURN OR POSTPONE THE SPECIAL MEETING, EVEN IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL VOTES TO APPROVE THE ASSET SALE PROPOSAL, IF NECESSARY. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.